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                                                                     EXHIBIT 3.6


                                     BYLAWS
                                       OF
                           CHAMPION HOME BUILDERS CO.

                     (As amended through November 29, 1994)

                                    ARTICLE I
                                     Offices

         1.01 Principal Office. The principal office of the Corporation shall be at such place within the State of Michigan as the Board of Directors shall determine from time to time.

         1.02 Other Offices. The Corporation may also have offices at such other places as the Board of Directors from time to time determines or the business of the Corporation requires.

                                   ARTICLE II
                                      Seal

         2.01 Seal. The Corporation shall have a seal in such form as the Board of Directors may from time to time determine. The seal may be used by causing it or a facsimile to be impressed, affixed, reproduced or otherwise.

                                   ARTICLE III
                                  Capital Stock

         3.01 Issuance of Shares. The shares of capital stock of the Corporation shall be issued in such amounts, at such times, for such consideration and on such terms and conditions as the Board shall deem advisable, subject to the provisions of the Articles of Incorporation of the Corporation and the further provisions of these Bylaws, and subject also to any requirements or restrictions imposed by the laws of the State of Michigan.

         3.02 Certificates for Shares. The shares of the Corporation shall be represented by certificates signed by the Chairman of the Board, President or a Vice President and by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Corporation, and may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of the officers may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation itself or its employee. In case an officer who has signed or whose facsimile signature has been placed upon a certificate ceases to be such officer before the certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of issuance. A certificate representing shares shall state upon its face that the Corporation is formed under the laws of the State of Michigan; the name of the person to whom it is issued; the



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number and class of shares, and the designation of the series, if any, which the certificate represents; the par value of each share represented by the certificate, or a statement that the shares are without par value; and such other provisions as may be required by the laws of the State of Michigan.

         3.03 Transfer of Shares. The shares of the capital stock of the Corporation are transferable only on the books of the Corporation upon surrender of the certificate therefor, properly endorsed for transfer, and the presentation of such evidences of ownership and validity of the assignment as the Corporation may require.

         3.04 Registered Shareholders. The Corporation shall be entitled to treat the person in whose name any share of stock is registered as the owner thereof for purposes of dividends and other distributions in the course of business, or in the course of recapitalization, consolidation, merger, reorganization, sale of assets, liquidation or otherwise and for the purpose of votes, approvals and consents by shareholders, and for the purpose of notices to shareholders, and for all other purposes whatever, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice thereof, save as expressly required by the laws of the State of Michigan.

         3.05 Lost or Destroyed Certificates. Upon the presentation to the Corporation of a proper affidavit attesting the loss, destruction or mutilation of any certificate or certificates for shares of stock of the Corporation, the Board of Directors shall direct the issuance of a new certificate or certificates to replace the certificates so alleged to be lost, destroyed or mutilated. The Board of Directors may require as a condition precedent to the issuance of new certificates any or all of the following:

         (a) Presentation of additional evidence or proof of the loss, destruction or mutilation claimed;

         (b) Advertisement of loss in such manner as the Board of Directors may direct or approve;

         (c) A bond or agreement of indemnity, in such form and amount and with such sureties, or without sureties, as the Board of Directors may direct or approve;

         (d) Payment of any expenses incurred by the Corporation in processing the claim of loss, or in lieu thereof payment of a lost certificate processing fee in such amount as the Board of Directors may authorize or approve;

         (e) The order or approval of a court or judge.




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                                   ARTICLE IV
                    Shareholders and Meetings of Shareholders

         4.01 Place of Meetings. All meetings of shareholders shall be held at the principal office of the Corporation or at such other place as shall be determined by the Board of Directors and stated in the notice of meeting.

         4.02 Annual Meeting. The Annual Meeting of Shareholders of the Corporation shall be held on such business day in the months of April or May of each year, at such time, as the Board of Directors may fix. Directors shall be elected at each Annual Meeting and such other business transacted as may properly come before the meeting in accordance with these Bylaws. The Board of Directors acting by resolution may postpone and reschedule any previously scheduled Annual Meeting of Shareholders. Any Annual Meeting of Shareholders may be adjourned by the Chairman of the meeting or pursuant to a resolution of the Board of Directors.

         4.03 Special Meetings. Special meetings of the shareholders may be called by the Chairman of the Board, or by the President, or pursuant to resolution of the Board of Directors. Business transacted at a special meeting of shareholders shall be confined to the purpose or purposes of the meeting as stated in the notice of the meeting. The Board of Directors acting by resolution may postpone and reschedule any previously scheduled special meeting of shareholders. Any special meeting of shareholders may be adjourned by the Chairman of the meeting or pursuant to resolution of the Board of Directors.

         4.04 Notice of Meetings. Except as otherwise provided by statute, written notice of the time, place and purposes of a meeting of shareholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each shareholder of record entitled to vote at the meeting, either personally or by mailing such notice to his last address as it appears on the books of the Corporation. No notice need be given of an adjourned meeting of the shareholders provided the time and place to which such meeting is adjourned is announced at the meeting at which the adjournment is taken and at the adjourned meeting only such business is transacted as might have been transacted at the original meeting. However, if after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record on the new record date entitled to notice as provided in this Bylaw.

         4.05 Record Dates. The Board of Directors, the Chairman of the Board (if such office is filled) or the President may fix in advance a date as the record date for the purpose of determining shareholders entitled to notice of and to vote at a meeting of shareholders or an adjournment thereof, or to express consent or to dissent from a proposal without a meeting, or for the purpose of





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determining shareholders entitled to receive payment of a dividend or allotment of a right, or for the purpose of any other action. The date fixed shall not be more than 60 nor less than 10 days before the date of the meeting, nor more than 60 days before any other action. In such case only such shareholders as shall be shareholders of record on the date so fixed shall be entitled to notice of and to vote at such meeting or adjournment thereof, or to express consent or to dissent from such proposal, or to receive payment of such dividend or to receive such allotment of rights, or to participate in any other action, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation, or otherwise, after any such record date. Nothing in this Bylaw shall affect the rights of a shareholder and his transferee or transferor as between themselves.

         4.06 List of Shareholders. The Secretary of the Corporation or the agent of the Corporation having charge of the stock transfer records for shares of the Corporation shall make and certify a complete list of the shareholders entitled to vote at a shareholders' meeting or any adjournment thereof. The list shall be arranged alphabetically within each class and series, with the address of, and the number of shares held by, each shareholder; be produced at the time and place of the meeting; be subject to inspection by any shareholder during the whole time of the meeting; and be prima facie evidence as to who are the shareholders entitled to examine the list or vote at the meeting.

         4.07 Quorum. Unless a greater or lesser quorum is required in the Articles of Incorporation or by the laws of the State of Michigan, the shareholders present at a meeting in person or by proxy who, as of the record date for such meeting, were holders of a majority of the outstanding shares of the Corporation entitled to vote at the meeting shall constitute a quorum at the meeting. Whether or not a quorum is present, a meeting of shareholders may be adjourned by a vote of the shares present in person or by proxy. When the holders of a class or series of shares are entitled to vote separately on an item of business, this Bylaw applies in determining the presence of a quorum of such class or series for transaction of such item of business.

         4.08 Proxies. A shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting may authorize other persons to act for him by proxy. A proxy shall be signed by the shareholder or his authorized agent or representative and shall not be valid after the expiration of three years from its date unless otherwise provided in the proxy. A proxy is revocable at the pleasure of the shareholder executing it except as otherwise provided by the laws of the State of Michigan.

         4.09 Inspectors of Election. The Board of Directors, in advance of a shareholders' meeting, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If





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inspectors are not so appointed, the person presiding at the shareholders'
meeting may, and on request of a shareholder entitled to vote thereat shall, appoint one or more inspectors. In case a person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the person presiding thereat. If appointed, the inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine challenges and questions arising in connection with the right to vote, count and tabulate votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting or a shareholder entitled to vote thereat, the inspectors shall make and execute a written report to the person presiding at the meeting of any of the facts found by them and matters determined by them. The report shall be prima facie evidence of the facts stated and of the vote as certified by the inspectors.

         4.10 Voting. Each outstanding share is entitled to one vote on each matter submitted to a vote, unless otherwise provided in the Articles of Incorporation. Votes may be cast orally or in writing as the Chairman of the meeting may determine, except that upon the written request of a shareholder served on the President or Secretary not less than forty-eight (48) hours prior to the time fixed for the meeting, votes shall be cast in writing. Votes taken orally shall be cast by, and votes cast in writing shall be signed by, the shareholder or his proxy. When an action, other than the election of directors, is to be taken by a vote of the shareholders, it shall be authorized by a majority of the votes cast by the holders of shares entitled to vote thereon, unless a greater plurality is required by the Articles of Incorporation or by the laws of the State of Michigan. Except as otherwise provided by the Articles of Incorporation, directors shall be elected by a plurality of the votes cast at any election.

                                    ARTICLE V
                                    Directors

         5.01 Number; Qualifications. The business and affairs of the Corporation shall be managed by a Board of not less than three nor more than nine directors as shall be fixed from time to time by the Board of Directors. Directors need not be residents of Michigan or shareholders of the Corporation. No person who has reached age 70 shall be eligible for election to the Board of Directors (but an incumbent director who reaches age 70 during his term of office shall continue to serve until the next Annual Meeting of Shareholders and until his successor is elected and shall have qualified).





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         5.02 Election, Resignation and Removal. Directors shall be elected at each annual meeting of the shareholders, each to hold office until the next annual meeting of shareholders and until his successor is elected and qualified, or until his resignation or removal. A director may resign by written notice to the Corporation. The resignation is effective upon its receipt by the Corporation or a subsequent time as set forth in the notice of resignation. A director or the entire Board of Directors may be removed, with or without cause, by vote of the holders of a majority of the shares entitled to vote at an election of directors.

         5.03 Vacancies. Vacancies in the Board of Directors occurring by reason of death, resignation, removal, increase in the number of directors or otherwise shall be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors, unless filled by proper action of the shareholders of the Corporation. Each person so elected shall be a director for a term of office continuing only until the next election of directors by the shareholders.

         5.04 Annual Meeting. The Board of Directors shall meet each year immediately after the Annual Meeting of the Shareholders, or within three days of such time excluding Sundays and legal holidays if such later time is deemed advisable, at the place where such meeting of the shareholders has been held or such other place as the Board may determine, for the purpose of election of officers and consideration of such business that may properly be brought before the meeting; provided, that if less than a majority of the directors appear for an annual meeting of the Board of Directors the holding of such annual meeting shall not be required and the matters which might have been taken up therein may be taken up at any later special or annual meeting, or by consent resolution.

         5.05 Regular and Special Meetings. Regular meetings of the Board of Directors may be held at such times and places as the majority of the directors may from time to time determine at a prior meeting or as shall be directed or approved by the vote or written consent of all the directors. Special meetings of the Board may be called by the Chairman of the Board (if such office is filled) or the President and shall be called by the President or Secretary upon the written request of any two directors.

         5.06 Notices. No notice shall be required for annual or regular meetings of the Board or for adjourned meetings, whether regular or special. Three days written notice shall be given for special meetings of the Board, and such notice shall state the time, place and purpose or purposes of the meeting.

         5.07 Quorum. When the Board of Directors or any committee thereof consists of seven or less persons, a majority of the Board of Directors then in office, or of the members of a committee




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thereof, constitutes a quorum for the transaction of business. When the Board of
Directors or any committee thereof consists of eight or more persons, less than a majority but in no event less than one-third of the members may constitute a quorum. The vote of a majority of the directors present at any meeting at which there is a quorum shall be the acts of the Board or of the committee, except as a larger vote may be required by the laws of the State of Michigan. A member of the Board or of a committee designated by the Board may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting in this manner constitutes presence in person at the meeting.

         5.08 Executive and Other Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, appoint two or more members of the Board as an executive committee to exercise all powers and authorities of the Board in management of the business and affairs of the Corporation; provided, however, that such committee shall not have power or authority to:

         (a) amend the Articles of Incorporation;

         (b) adopt an agreement of merger or consolidation;

         (c) recommend to shareholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets;

         (d) recommend to shareholders a dissolution of the Corporation or revocation of dissolution;

         (e) amend these Bylaws;

         (f) fill vacancies in the Board;

         (g) fix the compensation of the directors for serving on the Board or on a committee; or

         (h) unless expressly authorized by the Board, declare a dividend or authorize the issuance of stock.

         The Board of Directors from time to time may, by like resolution, appoint such other committees of one or more directors to have such authority as shall be specified by the Board in the resolution making such appointments. The Board of Directors may designate one or more directors as alternate members of any committee who may replace an absent or disqualified member at any meeting thereof.

         5.09 Dissents. A director who is present at a meeting of the Board of Directors, or a committee thereof of which he is a member,




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at which action on a corporate matter is taken is presumed to have concurred in that action unless his dissent is entered in the minutes of the meeting or unless he files his written dissent to the action with, the person acting as secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation promptly after the adjournment of the meeting. Such right to dissent does not apply to a director who voted in favor of such action. A director who is absent from a meeting of the Board, or a committee thereof of which he is a member, at which any such action is taken is presumed to have concurred in the action unless he files his written dissent with the Secretary of the Corporation within a reasonable time after he has knowledge of the action.

         5.10 Compensation. The Board of Directors, by affirmative vote of a majority of directors in office and irrespective of any personal interest of any of them, may establish reasonable compensation of directors for services to the Corporation as directors or officers.

         5.11 Employment of Others; Director-Emeritus. To assist in the performance of its duties, the Board of Directors or any committee thereof may employ any other corporation or any association, syndicate, trust, firm or individual, or any group or combination thereof, to serve, assist, advise or inform it, and may confer thereon such powers and authorities as it may deem advisable, and make or contract to make such payments, fees or other remuneration for services rendered as the Board may deem desirable. The Board of Directors may, by resolution, adopted by a majority of the whole Board, appoint a director or former director, who in either case, has served as a director for ten years, or more, as a Director-Emeritus. Such appointment shall be for a term expiring with the next Annual Meeting of Shareholders, but shall be subject to renewal, by the same vote, at the organizational meeting of the Board of Directors following such Annual Meeting. A Director-Emeritus shall not be considered a member of the Board of Directors, but shall be a consultant to the Board and, in such capacity, shall be invited to attend all meetings of the Board and such meetings of committees of the Board as the Chairman of the Board shall determine to be appropriate. For his services, a Director-Emeritus shall be entitled to receive the same compensation for meetings actually attended as members of the Board of Directors, but shall not be entitled to receive any annual or other periodic fee or retainer paid to members of the Board.

                                   ARTICLE VI
                 Notices, Waivers of Notice and Manner of Acting

         6.01 Notices. All notices of meetings required to be given to shareholders, directors or any committee of directors may be given by mail, telegram or cablegram to any shareholder, director or




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committee member at his or her last address as it appears on the books of the
Corporation. Notice to directors may also be given by telex, facsimile transmission or similar device.

         6.02 Waiver of Notice. Notice of the time, place and purpose of any meeting of shareholders, directors or committee of directors may be waived by telegram, facsimile transmission, cablegram or other writing, either before or after the meeting, or in such other manner as may be permitted by the laws of the State of Michigan. Attendance of a person at any meeting of directors or a committee of directors, constitutes a waiver of notice of the meeting except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called and convened.

         6.03 Action Without a Meetings. Any action required or permitted at any meeting of shareholders or directors or committee of directors may be taken without a meeting, without prior notice and without a vote, if all of the shareholders or directors or committee members entitled to vote thereon consent thereto in writing.

                                   ARTICLE VII
                                    Officers

         7.01 Number. The Board of Directors shall elect or appoint a President, a Secretary and a Treasurer, and may elect a Chairman of the Board, and one or more Vice Presidents, Assistant Secretaries and/or Assistant Treasurers and such other officers as it shall deem advisable. The President and Chairman of the Board, if any, shall be members of the Board of Directors. Any two or more of the above offices may be held by the same person, but no officer shall execute, acknowledge or verify an instrument in more than one capacity.

         7.02 Term of Office, Resignation and Removal. An officer shall hold office for the term for which he is elected or appointed and until his successor is elected or appointed and qualified, or until his resignation or removal. An officer may resign by written notice to the Corporation. The resignation is effective upon its receipt by the Corporation or at a subsequent time specified in the notice of resignation. An officer may be removed by the Board with or without cause. The removal of an officer shall be without prejudice to his contract rights, if any. The election or appointment of an officer does not of itself create contract rights.

         7.03 Vacancies. The Board of Directors may fill any vacancies in any office occurring for whatever reason.

         7.04 Authority. All officers, employees and agents of theCorporation shall have such authority and perform such duties in the conduct and management of the business and affairs of the Corporation as may be designated by the Board of Directors and these Bylaws.



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                                  ARTICLE VIII
                               Duties of Officers

         8.01 Chairman of the Board. The Chairman of the Board, if such office is filled, shall preside at all meetings of the shareholders and of the Board of Directors at which he is present. He shall consult with and advise the President concerning the management and policies of the Corporation and, in conjunction with the President; shall direct the policies of the Corporation. He shall provide to the President whatever assistance is needed by the President in performing his duties and responsibilities as such. The Chairman of the Board shall also perform such other duties and execute such other duties and execute such other powers as the Board of Directors may from time to time by resolution prescribe.

         8.02 President. The President shall be the chief executive officer of the Corporation. He shall see that all orders and resolutions of the Board are carried into effect, and he shall have the general powers of supervision and management usually vested in the chief executive officer of a corporation, including the authority to vote all securities of other corporations and business organizations which are held by the Corporation. The President shall consult with the Chairman of the Board concerning the management and policies of the Corporation and shall, in conjunction with the Chairman of the Board, direct the policies of the Corporation. In the absence or disability of the Chairman of the Board, or if that office has not been filled, the President shall also preside at all meetings of the shareholders and of the Board of Directors at which he is present, and perform such other duties and execute such other powers as the Board of Directors may from time to time prescribe.

         8.03 Vice Presidents. The Vice Presidents, in order of their seniority, shall, in the absence or disability of the President, perform is duties and exercise his powers and shall perform such other duties as the Board of Directors or the President may from time to time prescribe.

         8.04 Secretary. The Secretary shall attend all meetings of the Board of Directors and of shareholders and shall record all votes and minutes of all proceedings in a book to be kept for that purpose. He shall give or cause to be given notice of all meetings of the shareholders and of the Board of Directors. He shall keep in safe custody the seal of the Corporation, and, when authorized by the Board, affix the same to any instrument requiring it, and when so affixed it shall be attested by his signature, or by the signature of the Treasurer or an Assistant Secretary. The



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Secretary may delegate any of his duties, powers and authorities to one or more
Assistant Secretaries, unless such delegation is disapproved by the Board.

         8.05 Treasurer. The Treasurer shall have the custody of the corporate funds and securities; shall keep full and accurate accounts of receipts and disbursements in books of the Corporation; and shall deposit all moneys and other valuable affects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall render to the President and directors, whenever they may require it, an account of his transactions as Treasurer and of the financial condition of the Corporation. The Treasurer may delegate any of his duties, powers and authorities to one or more Assistant Treasurers unless such delegation be disapproved by the Board of Directors.

         8.06 Assistant Secretaries and Treasurers. The Assistant Secretaries, in order of their seniority, shall perform the duties and exercise the powers and authorities of the Secretary in case of his absence or disability. The Assistant Treasurers, in the order of their seniority, shall perform the duties and exercise the powers and authorities of the Treasurer in case of his absence or disability. The Assistant Secretaries and Assistant Treasurers shall also perform such duties as may be delegated to them by the Secretary and Treasurer, respectively, and also such duties as the Board of Directors may prescribe.

         8.07 Bonds. The Board of Directors may require any officer, agent or employee of the Corporation to give bond for the faithful discharge of his duty and for the protection of the Corporation, in such sum and with such surety or sureties as the Board may deem advisable.

                                   ARTICLE IX
                             Special Corporate Acts

         9.01 Orders for Payment of Money. All checks, drafts, notes, bonds, bills of exchange and orders for payment of money of the Corporation shall be signed by such officer of officers or such other person or persons as the Board of Directors may from time to time designate.

         9.02 Contracts and Conveyances. The Board of Directors of the Corporation may in any instance designate the officer and/or agent who shall have authority to execute any contract, conveyance, mortgage or other instrument on behalf of the Corporation, or may ratify or confirm any execution. When the execution of any instrument has been authorized without specification of the executing officers or agents, the Chairman of the Board, the President or any Vice President, and the Secretary or Assistant Secretary or Treasurer or Assistant Treasurer, may execute the same in the name and on behalf of this Corporation and may affix the corporate seal thereto.




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                                    ARTICLE X
                                Books and Records

         10.01 Maintenance of Books and Records. The proper officers and agents of the Corporation shall keep and maintain such books, records, and accounts of the Corporation's business and affairs, minutes of the proceedings of its shareholders, Board and committees, if any, and such stock ledgers and lists of shareholders, as the Board of Directors shall deem advisable, and as shall be required by the laws of the State of Michigan and others states or jurisdictions empowered to impose such requirements. Books, records and minutes may be kept within or without the State of Michigan in a place which the Board shall determine.

         10.02 Reliance on Information, Opinions, Reports. In discharging his or her duties, a director or officer is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by any of the following:

         (a) one or more directors, officers, or employees of the Corporation, or of a business organization under joint or common control, whom the director or officer reasonably believes to be reliable and competent in the matters presented;

         (b) legal counsel, public accountants, engineers, or other persons as to matters the director or officer reasonably believes are within the person's professional or expert competence; and

         (c) a committee of the Board of which he or she is not a member if the director or officer reasonably believes the committee merits confidence.

A director or officer is not entitled to rely on the information set forth in this Section 10.02 if he or she has knowledge concerning the matter in question that makes reliance otherwise permitted by this Section 10.02 unwarranted.

         10.03 Fiscal Year. The fiscal year of the Corporation shall be on a "52-53 week" basis. This fiscal year shall end with the Saturday which is closest to the last day of December of each year and the next fiscal year shall begin with the Sunday immediately following the Saturday on which the preceding fiscal year ended.






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                                   ARTICLE XI
                                 Indemnification

         11.01 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative ("proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Michigan Business Corporation Act, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said Act permitted the Corporation to provide prior to such amendment) against all expenses, liability and loss (including attorney's fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith; provided, however, that the Corporation shall indemnify any such person seeking indemnity in connection with an action, suit or proceeding (or part thereof) initiated by such person only if such action, suit or proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. Such right shall be a contract right and shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this Section or otherwise.

         11.02 Right of Claimant to Bring Suit. If a claim under Section 11.01 is not paid in full by the Corporation within ninety days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Michigan Business Corporation Act for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Michigan Business Corporation Act, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or it shareholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant had not met the applicable standard of conduct.

         11.03 Non-Exclusivity of Rights. The right conferred on any person by Sections 11.01 and 11.02 shall not be exclusive or any other rights which such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

         11.04 Insurance. The Corporation may maintain insurance, at its expense, to protect itself or any such director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise, or both, against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Michigan Business Corporation Act.

                                   ARTICLE XII
                                   Amendments

         12.01 Amendments. The Bylaws of the Corporation may be amended, altered or repealed, in whole or in part, by the shareholders or by the Board of Directors at any meeting duly held in accordance with these Bylaws, provided that notice of the meeting includes notice of the proposed amendment, alteration or repeal.

                                     BYLAWS

                                       OF

                           Champion Home Centers, Inc.


                                    ARTICLE I
                                     OFFICES

      SECTION 1. REGISTERED OFFICE. The initial registered office shall be in the City of Bingham Farms, County of Oakland, State of Michigan.

      SECTION 2. OTHER OFFICES. The corporation may also have offices at such other places both in and outside the State of Michigan as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II
                                  SHAREHOLDERS

      SECTION 1. PLACE OF MEETING. All meetings of the shareholders of the corporation shall be held at the registered office or such other place, either within or without the State of Michigan, as may be determined from time to time by the board of directors.

      SECTION 2. ANNUAL MEETING OF SHAREHOLDERS. The annual meeting of shareholders for election of directors and for such other business as may properly come before the meeting, commencing with the year 1998, shall be held on the first Monday of May, if not a legal holiday, and if a legal holiday, then on the next business day following, at 10 a.m., local time, or at such other date and time as shall be determined from time to time by the board of directors, unless such action is taken by written consent as provided in Section 12 of this Article. If the annual meeting is not held on the date designated therefor, the board shall cause the meeting to be held as soon thereafter as convenient.

      SECTION 3. ORDER OF BUSINESS AT ANNUAL MEETING. The order of business at the annual meeting of the shareholders shall be as follows:

      (a)   Reading of notice and proof of mailing,
      (b)   Reports of Officers,
      (c)   Election of Directors,
      (d)   Transaction of other business mentioned in the notice,
      (e)   Adjournment.

provided that the presiding officer may vary the order of business at his or her discretion.

      SECTION 4. NOTICE OF MEETING OF SHAREHOLDERS. Except as otherwise provided in the Michigan Business Corporation Act (herein called the "Act"), written notice of the time, place and purposes of a meeting of shareholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, to each shareholder of record entitled to vote at the meeting. If a meeting is adjourned to another time or place, it is not necessary to give notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken and at the adjourned meeting only business is transacted as might have been transacted at the original meeting. If after the adjournment the board of directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record on the new record date entitled to vote at the meeting.

      SECTION 5. LIST OF SHAREHOLDERS ENTITLED TO VOTE. The officer or agent having charge of the stock transfer books for shares of the corporation shall make and certify a complete list of the shareholders entitled to vote at a shareholders' meeting or any adjournment thereof. The list shall:

      (a) Be arranged alphabetically within each class and series, with the address of, and the number of shares held by, each shareholder.

      (b)   Be produced at the time and place of the meeting.

      (c) Be subject to inspection by any shareholder during the whole time of the meeting.

      (d) Be prima facie evidence as to who are the shareholders entitled to examine the list or to vote at the meeting.

      SECTION 6. SPECIAL MEETING OF SHAREHOLDERS. A special meeting of shareholders may be called at any time by the chief executive officer of the corporation (see Article V, Section 4) or by a majority of the members of the board of directors then in office, or by shareholders owning, in the aggregate, not less than ten percent (10%) of all the shares entitled to vote at such special meeting. The method by which such meeting may be called is as follows:
Upon receipt of a specification in writing setting forth the date and objects of such proposed special meeting, signed by the chief executive officer, or by a majority of the members of the board of directors then in office, or by shareholders as above provided, the secretary of the corporation shall prepare, sign and mail the notices requisite to such meeting.

      SECTION 7. QUORUM OF SHAREHOLDERS. Unless a greater or lesser quorum is provided in the articles of incorporation, in a bylaw adopted by the shareholders or incorporators, or in the Act, shares entitled to cast a majority of the votes at a meeting constitute a quorum at the meeting. The shareholders present in person or by proxy at the meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. Whether or not a quorum is present, the meeting may be adjourned by a vote of the shares present.

      SECTION 8. VOTE OF SHAREHOLDERS. Each outstanding share is entitled to one
(1) vote on each matter submitted to a vote, unless otherwise provided in the articles of incorporation. A vote may be cast either orally or in writing. If an action, other than the election of directors, is to be taken by vote of the shareholders, it shall be authorized by a majority of the votes cast by the holders of shares entitled to vote on the action, unless a greater vote is required by the articles of incorporation or the Act. Except as otherwise provided in the articles of incorporation, directors shall be elected by a plurality of the votes cast at an election.

      SECTION 9. RECORD DATE FOR DETERMINATION OF SHAREHOLDERS. For the purpose of determining shareholders entitled to notice of and to vote at a meeting of shareholders or an adjournment of a meeting, the board of directors may fix a record date, which shall not precede the date on which the resolution fixing the record date is adopted by the board. The date shall not be more than sixty (60) nor less than ten (10) days before the date of the meeting. If a record date is not fixed, the record date for determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be the close of business on the day next preceding the day on which notice is given, or if no notice is given, the day next preceding the day on which the meeting is held. When a determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders has been made as provided in this Section, the determination applies to any adjournment of the meeting, unless the board of directors fixes a new record date under this Section for the adjourned meeting. For the purpose of determining shareholders entitled to express consent to or to dissent from a proposal without a meeting, the board of directors may fix a record date, which shall not precede the date on which the resolution fixing the record date is adopted by the board and shall not be more than ten (10) days after the board resolution. If a record date is not fixed and prior action by the board of directors is required with respect to the corporate action to be taken without a meeting, the record date shall be the close of business on the day on which the resolution of the board is adopted. If a record date is not fixed and prior action by the board of directors is not required, the record date shall be the first date on which a signed written consent is delivered to the corporation as provided in Section 12 of this Article. For the purpose of determining shareholders entitled to receive payment of a share dividend or distribution, or allotment of a right, or for the purpose of any other action, the board of directors may fix a record date, which shall not precede the date on which the resolution fixing the record date is adopted by the board. The date shall not be more than sixty (60) days before the payment of the share dividend or distribution or allotment of a right or other action. If a record date is not fixed, the record date shall be the close of business on the day on which the resolution of the board of directors relating to the corporate action is adopted.

      SECTION 10. PROXIES. A shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting may authorize one or more other persons to act for him or her by proxy. A proxy shall be signed by the shareholder or his or her authorized agent or representative. A proxy is not valid after the expiration of three (3) years from its date unless otherwise provided in the proxy.

      SECTION 11. INSPECTORS OF ELECTION. The board of directors, in advance of a shareholders' meeting, may appoint one (1) or more inspectors of election to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at a shareholders' meeting may, and on request of a shareholder entitled to vote thereat shall, appoint one (1) or more inspectors. In case a person appointed fails to appear or act, the vacancy may be filled by appointment made by the board of directors in advance of the meeting or at the meeting by the person presiding thereat. The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine challenges and questions arising in connection with the right to vote, count and tabulate votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting or a shareholder entitled to vote thereat, the inspectors shall make and execute a written report to the person presiding at the meeting of any of the facts found by them and matters determined by them. The report is prima facie evidence of the facts stated and of the vote as certified by the inspectors.

      SECTION 12. ACTION BY WRITTEN CONSENT. The articles of incorporation may provide that any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consents shall bear the date of signature of each shareholder who signs the consent. No written consents shall be effective to take the corporate action referred to unless, within sixty (60) days after the record date for determining shareholders entitled to express consent to or to dissent from a proposal without a meeting, written consents dated not more than ten (10) days before the record date and signed by a sufficient number of shareholders to take the action are delivered to the corporation. Delivery shall be to the corporation's registered office, its principal place of business, or an officer or agent of the corporation having custody of the minutes of the proceedings of its shareholders. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the Corporate action without a meeting by less than unanimous written consent shall be given to shareholders who would have been entitled to notice of the shareholder meeting if the action had been taken at a meeting and who have not consented in writing. Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote if, before or after the action, all the shareholders entitled to vote consent in writing.

      SECTION 13. PARTICIPATION IN MEETING BY TELEPHONE. Unless otherwise restricted by the articles of incorporation, by oral or written permission of a majority of the shareholders, a shareholder may participate in a meeting of shareholders by a conference telephone or by other similar communications equipment through which all persons participating in the meeting may communicate with the other participants. All participants shall be advised of the communications equipment and the names of the participants in the conference shall be divulged to all participants. Participation in a meeting pursuant to this Section constitutes presence in person at the meeting.


                                   ARTICLE III
                                    DIRECTORS

      SECTION 1. NUMBER AND TERM OF DIRECTORS. The number of directors which shall constitute the whole board shall be not less than three (3) nor more than five (5). The first board shall consist of three (3) directors. Thereafter, the number of directors which shall constitute the board of directors for each ensuing year shall be determined at the annual meeting by vote of the shareholders prior to such election; provided, however, that if a motion is not made and carried to increase or decrease the number of directors, the board shall consist of the same number of directors as were elected for the preceding year. The shareholders may also increase or decrease the number of directors at any meeting of the shareholders or by a written consent in lieu thereof. Either the shareholders or the board of directors may fill the vacancy caused by an increase in the number of directors. The first board of directors shall hold office until the first annual meeting of shareholders. At the first annual meeting of shareholders and at each annual meeting thereafter, the shareholders shall elect directors to hold office until the succeeding annual meeting, except in the case of classification of directors as permitted by the Act. A director shall hold office for the term for which he or she is elected and until his or her successor is elected and qualified, or until his or her resignation or removal. Directors need not be shareholders and may serve continuous terms.

      SECTION 2. VACANCIES. Unless otherwise limited by the articles of incorporation, if a vacancy, including a vacancy resulting from an increase in the number of directors, occurs in the board of directors, the vacancy may be filled as follows:

      (a)   The shareholders may fill the vacancy.

      (b)   The board may fill the vacancy.

      (c) If the directors remaining in office constitute fewer than a quorum of the board of directors, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

      Unless otherwise provided in the articles of incorporation, if the holders of any class or classes of stock or series are entitled to elect one (1) or more directors to the exclusion of other shareholders, vacancies of that class or classes or series may be filled only by one (1) of the following:

      (a) By a majority of the directors elected by the holders of that class or classes or series then in office, whether or not those directors constitute a quorum of the board of directors.

      (b) By the holders of shares of that class or classes of shares, or series

Unless otherwise limited by the articles of incorporation or these bylaws, in the case of a corporation the board of directors of which are divided into classes, any director chosen to fill a vacancy shall hold office until the next election of the class for which the director shall have been chosen, and until his or her successor is elected and qualified. If because of death, resignation, or other cause, a corporation has no directors in office, an officer, a shareholder, a personal representative, administrator, trustee, or guardian of a shareholder, or other fiduciary entrusted with like responsibility for the person or estate of a shareholder, may call a special meeting of shareholders in accordance with the articles of incorporation or these bylaws. A vacancy that will occur at a specific date, by reason of a resignation effective at a later date under Section 4 of this Article or otherwise, may be filled before the vacancy occurs but the newly elected or appointed director may not take office until the vacancy occurs.

      SECTION 3. REMOVAL. The shareholders may remove one (1) or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. The vote for removal shall be by a majority of shares entitled to vote at an election of directors, unless the articles of incorporation require a higher vote for removal without cause.

      SECTION 4. RESIGNATION. A director may resign by written notice to the corporation. The resignation is effective upon its receipt by the corporation or a later time as set forth in the notice of resignation.

      SECTION 5. POWERS. The business and affairs of the corporation shall be managed by its board of directors except as otherwise provided in the Act or in the articles of incorporation.

      SECTION 6. LOCATION OF MEETINGS. Regular or special meetings of the board of directors may be held either in or outside the State of Michigan.

      SECTION 7. ORGANIZATION MEETING OF BOARD. The first meeting of each newly elected board of directors shall be held at the place of holding the annual meeting of shareholders, and immediately following the same, for the purpose of electing officers and transacting any other business properly brought before it, provided that the organization meeting in any year may be held at a different time and place than that herein provided by a consent of a majority of the directors of such new board. No notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present, unless said meeting is not held at the place of holding and immediately following the annual meeting of shareholders.

      SECTION 8. REGULAR MEETING OF BOARD. Any regular meeting of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

      SECTION 9. SPECIAL MEETING OF BOARD. Any special meeting of the board of directors may be called by the chief executive officer, or by a majority of the persons then comprising the board of directors, at any time by means of notice of the time and place thereof to each director, given not less than twenty-four
(24) hours before the time such special meeting is to be held.

      SECTION 10. COMMITTEES OF DIRECTORS. The board of directors may designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the corporation. The board may designate one (1) or more directors as alternate members of any committee, who may replace an absent or disqualified member at a meeting of the committee. In the absence or disqualification of a member of a committee, the members thereof present at a meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors creating such committee, may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation. A committee does not have the power or authority to amend the articles of incorporation, adopt an agreement of merger or share exchange, recommend to the shareholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommend to the shareholders a dissolution of the corporation or a revocation of a dissolution, amend the bylaws of the corporation or fill vacancies in the board of directors; and, unless the resolution of the board of directors creating such committee, the articles of incorporation or bylaws expressly so provide, a committee does not have the power or authority to declare a distribution, dividend or to authorize the issuance of stock. Any such committee, and each member thereof, shall serve at the pleasure of the board of directors.

      SECTION 11. QUORUM AND REQUIRED VOTE OF BOARD AND COMMITTEES. At all meetings of the board of directors, or of a committee thereof, a majority of the members of the board then in office, or of the members of a committee of the board of directors, constitutes a quorum for transaction of business, unless the articles of incorporation, these bylaws, or in the case of a committee, the board resolution establishing the committee, provide for a larger or smaller number. The vote of the majority of members present at a meeting at which a quorum is present constitutes the action of the board of directors or of the committee unless the vote of a larger number is required by the Act, the articles of incorporation, or these bylaws, or in the case of a committee, the board resolution establishing the committee. Amendment of these bylaws by the board of directors requires the vote of not less than a majority of the members of the board then in office. If a quorum shall not be present at any meeting of the board of directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

      SECTION 12. ACTION BY WRITTEN CONSENT. Action required or permitted to be taken under authorization voted at a meeting of the board of directors or a committee of the board of directors, may be taken without a meeting if, before or after the action, all members of the board then in office or of the committee consent to the action in writing. The written consents shall be filed with the minutes of the proceedings of the board of directors or committee. The consent has the same effect as a vote of the board of directors or committee for all purposes.

      SECTION 13. COMPENSATION OF DIRECTORS. The board of directors, by affirmative vote of a majority of directors in office and irrespective of any personal interest of any of them, may establish reasonable compensation of directors for services to the corporation as directors or officers, but approval of the shareholders is required if the articles of incorporation, these bylaws or any provisions of the Act so provide.

      SECTION 14. PARTICIPATION IN MEETING BY TELEPHONE. By oral or written permission of a majority of the board of directors, a member of the board of directors or of a committee designated by the board may participate in a meeting by means of conference telephone or similar communications equipment through which all persons participating in the meeting can communicate with the other participants. Participation in a meeting pursuant to this Section constitutes presence in person at the meeting.


                                   ARTICLE IV
                                     NOTICES

      SECTION 1. NOTICE. Whenever any notice or communication is required to be given by mail to any director or shareholder under any provision of the Act, or of the articles of incorporation or of these bylaws, it shall be given in writing, except as otherwise provided in the Act, to such director or shareholder at the address designated by him or her for that purpose or, if none is designated, at his or her last known address. The notice or communication is given when deposited, with postage thereon prepaid, in a post office or official depository under the exclusive care and custody of the United States postal service. The mailing shall be registered, certified or other first class mail except where otherwise provided in the Act. Written ,notice may also be given in person or by telegram, telecopy, telex, radiogram, cablegram, or mailgram, and such notice shall be deemed to be given when the recipient receives the notice personally, or when the notice, addressed as provided above, has been delivered to the corporation, or to the equipment transmitting such notice. Neither the business to be transacted at, nor the purpose of, a regular or special meeting of the board of directors need be specified in the notice of the meeting.

      SECTION 2. WAIVER OF NOTICE. When, under the Act or the articles of incorporation or these bylaws, or by the terms of an agreement or instrument, a corporation or the board of directors or any committee thereof may take action after notice to any person or after lapse of a prescribed period of time, the action may be taken without notice and without lapse of the period of time, if at any time before or after the action is completed the person entitled to notice or to participate in the action to be taken or, in case of a shareholder, by his or her attorney-in-fact, submits a signed waiver of such requirements. Neither the business to be transacted at, nor the purpose of, a regular or special meeting of the board of directors need be specified in the waiver of notice of the meeting. Attendance of a person at a meeting of shareholders constitutes a waiver of objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting and a waiver of objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented. A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless he or she at the beginning of the meeting, or upon his or her arrival, objects to the meeting or the transacting of business at the meeting and does not thereafter vote for or assent to any action taken at the meeting.


                                    ARTICLE V
                                    OFFICERS

      SECTION 1. SELECTION. The board of directors, at its first meeting and at its organization meeting following the annual meeting of shareholders, shall elect or appoint a president, a secretary and a treasurer. The board of directors may also elect or appoint a chairman of the board, one (1) or more vice presidents and such other officers, employees and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board. Two (2) or more offices may be held by the same person but an officer shall not execute, acknowledge or verify an instrument in more than one (1) capacity if the instrument is required by law or the articles or bylaws to be executed, acknowledged or verified by two (2) or more officers.

      SECTION 2. COMPENSATION. The salaries of all officers, employees and agents of the corporation shall be fixed by the board of directors; provided, however, that the board may delegate to the officers the fixing of compensation of assistant officers, employees and agents.

      SECTION 3. TERM, REMOVAL AND VACANCIES. Each officer of the corporation shall hold office for the term for which he or she is elected or appointed and until his or her successor is elected or appointed and qualified, or until his or her resignation or removal. An officer elected or appointed by the board of directors may be removed by the board with or without cause at any time. An officer may resign by written notice to the corporation. The resignation is effective upon its receipt by the corporation or at a subsequent time specified in the notice of resignation. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

      SECTION 4. CHIEF EXECUTIVE OFFICER. If the board of directors desires to elect or appoint a chief executive officer, the board shall designate the chairman of the board or president as such officer at the first meeting of each newly elected board of directors; provided, however, that if a motion is not made and carried to change the designation, the designation shall be the same as the designation for the preceding year; provided, further, that the designation of the chief executive officer may be changed at any special meeting of the board of directors. The president shall be the chief executive officer whenever the office of chairman of the board is vacant. The chief executive officer shall be responsible to the board of directors for the general supervision and management of the business and affairs of the corporation and shall see that all orders and resolutions of the board are carried into effect. The chairman of the board or president who is not the chief executive officer shall be subject to the authority of the chief executive officer, but shall exercise all of the powers and discharge all of the duties of the chief executive officer during the absence or disability of the chief executive officer.

      SECTION 5. CHAIRMAN OF THE BOARD OF DIRECTORS. If the board of directors elects or appoints a chairman of the board, he or she shall be elected or appointed by, and from among the membership of, the board of directors. He or she shall preside at all meetings of the shareholders, of the board of directors and of any executive committee. He or she shall perform such other duties and functions as shall be assigned to him or her from time to time by the board of directors. He or she shall be, ex officio, a member of all standing committees. Except where by law the signature of the president of the corporation is required, the chairman of the board of directors shall possess the same power and authority to sign all certificates, contracts, instruments, papers and documents of every conceivable kind and character whatsoever in the name of and on behalf of the corporation which may be authorized by the board of directors. During the absence or disability of the president, or while that office is vacant, the chairman of the board of directors shall exercise all of the powers and discharge all of the duties of the president.

      SECTION 6. PRESIDENT. During the absence or disability of the chairman of the board, or while that office is vacant, the president shall preside over all meetings of the board of directors, of the shareholders and of any executive committee, and shall perform all of the duties and functions, and when so acting shall have all powers and authority, of the chairman of the board. He or she shall be, ex officio, a member of all standing committees. The president shall, in general, perform all duties incident to the office of president and such other duties as may be prescribed by the board of directors.

      SECTION 7. VICE PRESIDENTS. The board of directors may elect or appoint one or more vice presidents. The board of directors may designate one or more vice presidents as executive or senior vice presidents. Unless the board of directors shall otherwise provide by resolution duly adopted by it, such of the vice presidents as shall have been designated executive or senior vice presidents and are members of the board of directors in the order specified by the board of directors (or if no vice president who is a member of the board of directors shall have been designated as executive or senior vice president, then such vice presidents as are members of the board of directors in the order specified by the board of directors) shall perform the duties and exercise the powers of the president during the absence or disability of the president if the office of the chairman of the board is vacant. The vice presidents shall perform such other duties as may be delegated to them by the board of directors, any executive committee, the chairman of the board or the president.

      SECTION 8. SECRETARY. The secretary shall attend all meetings of the shareholders, and of the board of directors and of any executive committee, and shall preserve in the books of the corporation true minutes of the proceedings of all such meetings. He or she shall safely keep in his or her custody the seal of the corporation, if any, and shall have authority to affix the same to all instruments where its use is required or permitted. He or she shall give all notice required by the Act, these bylaws or resolution. He or she shall perform such other duties as may be delegated to him or her by the board of directors, any executive committee, the chairman of the board or the president.

      SECTION 9. TREASURER. The treasurer shall have custody of all corporate funds and securities and shall keep in books belonging to the corporation full and accurate accounts of all receipts and disbursements; he or she shall deposit all moneys, securities and other valuable effects in the name of the corporation in such depositories as may be designated for that purpose by the board of directors. He or she shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors whenever requested an account of all his or her transactions as treasurer and of the financial condition of the corporation. If required by the board of directors, he or she shall keep in force a bond in form, amount and with a surety or sureties satisfactory to the board of directors, conditioned for faithful performance of the duties of his or her office, and for restoration to the corporation in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and property of whatever kind in his or her possession or under his or her control belonging to the corporation. He or she shall perform such other duties as may be delegated to him or her by the board of directors, any executive committee, the chairman of the board or the president.

      SECTION 10. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretary or assistant secretaries, in the absence or disability of the secretary, shall perform the duties and exercise the powers of the secretary. The assistant treasurer or assistant treasurers, in the absence or disability of the treasurer, shall perform the duties and exercise the powers of the treasurer. Any assistant treasurer, if required by the board of directors, shall keep in force a bond as provided in Section 9 of this Article. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or by the treasurer, respectively, or by the board of directors, any executive committee, the chairman of the board or the president.

      SECTION 11. DELEGATION OF AUTHORITY AND DUTIES BY BOARD OF DIRECTORS. All officers, employees and agents shall, in addition to the authority conferred, or duties imposed, on them by these bylaws, have such authority and perform such duties in the management of the corporation as may be determined by resolution of the board of directors not inconsistent with these bylaws.


                                   ARTICLE VI
                               INDEMNIFICATION

      SECTION 1. INDEMNIFICATION OF DIRECTORS AND OFFICERS: CLAIMS BY THIRD PARTIES. The corporation shall, to the fullest extent authorized or permitted by the Act or other applicable law, as the same presently exist or may hereafter be amended, but, in the case of any such amendment, only to the extent such amendment permits the corporation to provide broader indemnification rights than before such amendment, indemnify a director or officer (an "Indemnitee") who was or is a party or is threatened to be made a party to a threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal, other than an action by or in the right of the corporation, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, whether for profit or not, against expenses, including attorneys' fees, judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit, or proceeding, if the Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders, and with respect to a criminal action or proceeding, if the Indemnitee had no reasonable cause to believe his or her conduct was unlawful. The termination of an action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders, and, with respect to a criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

      SECTION 2. INDEMNIFICATION OF DIRECTORS AND OFFICERS: CLAIMS BROUGHT BY OR IN THE RIGHT OF THE CORPORATION. The corporation shall, to the fullest extent authorized or permitted by the Act or other applicable law, as the same presently exist or may hereafter be amended, but, in the case of any such amendment, only to the extent such amendment permits the corporation to provide broader indemnification rights than before such amendment, indemnify an Indemnitee who was or is a party or is threatened to be made a party to a threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, whether for profit or not, against expenses, including attorneys' fees, and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with the action or suit, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders. Indemnification shall not be made under this Section for a claim, issue, or matter in which the Indemnitee has been found liable to the corporation except to the extent authorized in
Section 6 of this Article.

      SECTION 3. ACTIONS BROUGHT BY THE INDEMNITEE. Notwithstanding the provisions of Sections 1 and 2 of this Article, the corporation shall not be required to indemnify an Indemnitee in connection with an action, suit, proceeding or claim (or part thereof) brought or made by such Indemnitee except as otherwise provided herein with respect to the enforcement of this Article; unless such action, suit, proceeding or claim (or part thereof) was authorized by the board of directors of the corporation.

      SECTION 4. APPROVAL OF INDEMNIFICATION. An indemnification under Sections 1 or 2 of this Article, unless ordered by the court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the Indemnitee is proper in the circumstances because such Indemnitee has met the applicable standard of conduct set forth in Sections 1 or 2 of this Article, as the case may be, and upon an evaluation of the reasonableness of expenses and amounts paid in settlement. This determination and evaluation shall be made in any of the following ways:

      (a) By a majority vote of a quorum of the board of directors consisting of directors who are not parties or threatened to be made parties to the action, suit, or proceeding.

      (b) If a quorum cannot be obtained in subsection (a), By majority vote of a committee duly designated by the board of directors and consisting solely of two (2) or more directors not at the time parties or threatened to be made parties to the action, suit or proceeding.

      (c) By independent legal counsel in a written opinion, which counsel shall be selected in one (1) of the following ways:

            (i) By the board of directors or its committee in the manner prescribed in subsection (a) or (b).

            (ii) If a quorum of the board of directors cannot be obtained under subsection (a) and a committee cannot be designated under subsection (b), by the board of directors.

      (d) By all independent directors (if any directors have been designated as such by the board of directors or shareholders of the corporation) who are not parties or threatened to be made parties to the action, suit, or proceeding.

      (e) By the shareholders, but shares held by directors, officers, employees, or agents who are parties or threatened to be made parties to the action, suit, or proceeding may not be voted.

In the designation of a committee under subsection (b) or in the selection of independent legal counsel under subsection (c)(ii), all directors may participate.

      SECTION 5. ADVANCEMENT OF EXPENSES. The corporation may pay or reimburse the reasonable expenses incurred by an Indemnitee who is a party or threatened to be made a party to an action, suit, or proceeding in advance of final disposition of the proceeding if all of the following apply:

      (a) The Indemnitee furnishes the corporation a written affirmation of his or her good faith belief that he or she has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article.

      (b) The Indemnitee furnishes the corporation a written undertaking, executed personally or on his or her behalf, to repay the advance if it is ultimately determined that he or she did not meet the standard of conduct.

      (c) A determination is made that the facts then known to those making the determination would not preclude indemnification under the Act.

The undertaking required by subsection (b) must be an unlimited general obligation of the Indemnitee but need not be secured. Determinations and evaluations of payments under this Section shall be made in the manner specified in Section 4 of this Article.

      SECTION 6. COURT APPROVAL. An Indemnitee who is a party or threatened to be made a party to an action, suit, or proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court after giving any notice it considers necessary may order indemnification if it determines that the Indemnitee is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he or she met the applicable standard of conduct set forth in Sections 1 and 2 of this Article or was adjudged liable as described in Section 2 of this Article, but if he or she was adjudged liable, his or her indemnification is limited to reasonable expenses incurred.

      SECTION 7. PARTIAL INDEMNIFICATION. If an Indemnitee is entitled to indemnification under Sections 1 or 2 of this Article for a portion of expenses, including reasonable attorneys' fees, judgments, penalties, fines, and amounts paid in settlement, but not for the total amount, the corporation shall indemnify the Indemnitee for the portion of the expenses, judgments, penalties, fines, or amounts paid in settlement for which the indemnitee is entitled to be indemnified.

      SECTION 8. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Any person who is not covered by the foregoing provisions of this Article and who is or was an employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, whether for profit or not, may be indemnified to the fullest extent authorized or permitted by the Act or other applicable law, as the same exists or may hereafter be amended, but, in the case of any such amendment, only to the extent such amendment permits the corporation to provide broader indemnification rights than before such amendment, but in any event only to the extent authorized at any time or from time to time by the board of directors.

      SECTION 9. OTHER RIGHTS OF INDEMNIFICATION. The indemnification or advancement of expenses provided under Sections 1 through 8 of this Article is not exclusive of other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation, bylaws, or a contractual agreement. The total amount of expenses advanced or indemnified from all sources combined shall not exceed the amount of actual expenses incurred by the person seeking indemnification or advancement of expenses. The indemnification provided for in Sections 1 through 8 of this Article continues as to a person who ceases to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, personal representatives, and administrators of the person.

      SECTION 10. DEFINITIONS. "Other enterprises" shall include employee benefit plans; "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and "serving at the request of the corporation" shall include any service as a director, officer, employee, or agent of the corporation which imposes duties on, or involves services by, the director, officer, employee or agent with respect to an employee benefit plan, its participants or its beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be considered to have acted in a manner "not opposed to the best interests of the corporation or its shareholders" as referred to in Sections 1 and 2 of this Article.

      SECTION 11. LIABILITY INSURANCE. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the corporation would have power to indemnify him or her against liability under the pertinent provisions of the Act.

      SECTION 12. ENFORCEMENT. If a claim under this Article is not paid in full by the corporation within thirty (30) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim, and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Act for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its board of directors, a committee thereof, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because such claimant has met the applicable standard of conduct set forth in the Act nor an actual determination by the corporation (including its board of directors, a committee thereof, independent legal counsel or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

      SECTION 13. CONTRACT WITH THE CORPORATION. The right to indemnification conferred in this Article shall be deemed to be a contract right between the corporation and each director or officer who serves in any such capacity at any time while this Article is in effect, and any repeal or modification of this Article shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

      SECTION 14. APPLICATION TO A RESULTING OR SURVIVING CORPORATION OR CONSTITUENT CORPORATION. The definition for "corporation" found in Section 569 of the Act, as the same exists or may hereafter be amended is, and shall be, specifically excluded from application to this Article. The indemnification and other obligations set forth in this Article of the corporation shall be binding upon any resulting or surviving corporation after any merger or consolidation with the corporation. Notwithstanding anything to the contrary contained herein or in Section 569 of the Act, no person shall be entitled to the indemnification and other rights set forth in this Article for acting as a director or officer of another corporation prior to such other corporation entering into a merger or consolidation with the corporation.

      SECTION 15. SEVERABILITY. Each and every paragraph, sentence, term and provision of this Article shall be considered severable in that, in the event a court finds any paragraph, sentence, term or provision to be invalid or unenforceable, the validity and enforceability, operation, or effect of the remaining paragraphs, sentences, terms, or provisions shall not be affected, and this Article shall be construed in all respects as if the invalid or unenforceable matter had been omitted.

                                  ARTICLE VII
                              STOCK AND TRANSFERS


      SECTION 1. SHARE CERTIFICATES: REQUIRED SIGNATURES. The shares of the corporation shall be represented by certificates which shall be signed by the chairman of the board of directors, vice chairman of the board of directors, president or a vice president and which also may be signed by another officer of the corporation. The certificate may be sealed with the seal of the corporation or a facsimile of the seal. The signatures of the officers may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the corporation itself or its employee. If an officer who has signed or whose facsimile signature has been placed upon a certificate ceases to be an officer before the certificate is issued, it may be issued by the corporation with the same effect as if he or she were the officer at the date of issue.

      SECTION 2. SHARE CERTIFICATES: REQUIRED PROVISIONS. A certificate representing shares of the corporation shall state upon its face all of the following:

      (a)   That the corporation is formed under the laws of this state.

      (b)   The name of the person to whom issued.

      (c) The number and class of shares, and the designation of the series, if any, which the certificate represents.

A certificate representing shares issued by a corporation which is authorized to issue shares of more than one (1) class shall set forth on its face or back or state on its face or back that the corporation will furnish to a shareholder upon request and without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued, and if the corporation is authorized to issue any class of shares in series, the designation, relative rights, preferences and limitations of each series so far as the same have been prescribed and the authority of the board to designate and prescribe the relative rights, preferences and limitations of other series.

      SECTION 3. REPLACEMENT OF LOST OR DESTROYED SHARE CERTIFICATES. The corporation may issue a new certificate for shares or fractional shares in place of a certificate theretofore issued by it, alleged to have been lost or destroyed, and the board of directors may require the owner of the lost or destroyed certificate, or his or her legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged lost or destroyed certificate or the issuance of such new certificate.

      SECTION 4. REGISTERED SHAREHOLDERS. The corporation shall have the right to treat the registered holder of any share as the absolute owner thereof, and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the corporation shall have express or other notice thereof, save as may be otherwise provided by the statutes of Michigan.

      SECTION 5. TRANSFER AGENT AND REGISTRAR. The board of directors may appoint a transfer agent and a registrar in the registration of transfers of its securities.

      SECTION 6. REGULATIONS. The board of directors shall have power and authority to make all such rules and regulations as the board shall deem expedient regulating the issue, transfer and registration of certificates for shares in this corporation.


                                  ARTICLE VIII
                               GENERAL PROVISIONS

      SECTION 1. DISTRIBUTIONS IN CASH OR PROPERTY. The board of directors may authorize and the corporation may make distributions to its shareholders subject to restriction by the articles of incorporation and/or unless otherwise limited by the articles of incorporation, these bylaws or the Act.

      SECTION 2. RESERVES. The board of directors shall have power and authority to set apart such reserve or reserves, for any proper purpose, as the board in its discretion shall approve, and the board shall have the power and authority to abolish any reserve created by the board.

      SECTION 3. VOTING SECURITIES. Unless otherwise directed by the board of directors, the chairman of the board or president, or in the case of their absence or inability to act, the vice presidents, in order of their seniority, shall have full power and authority on behalf of the corporation to attend and to act and to vote, or to execute in the name or on behalf of the corporation a consent in writing in lieu of a meeting of shareholders or a proxy authorizing an agent or attorney-in-fact for the corporation to attend and vote at any meetings of security holders of corporations in which the corporation may hold securities, and at such meetings he or she or his or her duly authorized agent or attorney-in-fact shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the corporation might have possessed and exercised if present. The board of directors by resolution from time to time may confer like power upon any other person or persons.

      SECTION 4. CHECKS. All checks, drafts and orders for the payment of money shall be signed in the name of the corporation in such manner and by such officer or officers or such other person or persons as the board of directors shall from time to time designate for that purpose.

      SECTION 5. CONTRACTS, CONVEYANCES, ETC. When the execution of any contract, conveyance or other instrument has been authorized without specification of the executing officers, the chairman of the board, president or any vice president, and the secretary or assistant secretary, may execute the same in the name and on behalf of this corporation and may affix the corporate seal thereto. The board of directors shall have power to designate the officers and agents who shall have authority to execute any instrument on behalf of this corporation.

      SECTION 6. CORPORATE BOOKS AND RECORDS. The corporation shall keep books and records of account and minutes of the proceedings of its shareholders, board of directors and executive committees, if any. The books, records and minutes may be kept outside this state. The corporation shall keep at its registered office, or at the office of its transfer agent in or outside the State of Michigan, records containing the names and addresses of all shareholders, the number, class and series of shares held by each and the dates when they respectively became holders of record. Any of the books, records or minutes may be in written form or in any other form capable of being converted into written form within a reasonable time. The corporation shall convert into written form without charge any record not in written form, unless otherwise requested by a person entitled to inspect the records.

      SECTION 7. FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

      SECTION 8. SEAL. If the corporation has a corporate seal, it shall have inscribed thereon the name of the corporation and the words "Corporate Seal" and "Michigan." The seal may be used by causing it or a facsimile to be affixed, impressed or reproduced in any other manner.


                                   ARTICLE IX
                                   AMENDMENTS

      SECTION 1. The shareholders or the board of directors may amend or repeal the bylaws or adopt new bylaws unless the articles of incorporation provide that the power to adopt new bylaws is reserved exclusively to the shareholders or that these bylaws or any particular bylaw shall not be altered or repealed by the board of directors. Such action may be taken by written consent or at any meeting of shareholders or the board of directors; provided that if notice of any such meeting is required by these bylaws, it shall contain notice of the proposed amendment, repeal or new bylaws. Amendment of these bylaws by the board of directors requires the vote of not less than a majority of the members of the board then in office.

                                     BYLAWS

                                       OF

                              A-1 CHAMPION GP, INC.

                                    ARTICLE I
                                     OFFICES

         SECTION 1. REGISTERED OFFICE. The initial registered office shall be in the City of Bingham Farms, County of Oakland, State of Michigan.

         SECTION 2. OTHER OFFICES. The corporation may also have offices at such other places both in and outside the State of Michigan as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II
                                  SHAREHOLDERS

         SECTION 1. PLACE OF MEETING. All meetings of the shareholders of the corporation shall be held at the registered office or such other place, either within or without the State of Michigan, as may be determined from time to time by the board of directors.

         SECTION 2. ANNUAL MEETING OF SHAREHOLDERS. The annual meeting of shareholders for election of directors and for such other business as may properly come before the meeting, commencing with the year 1998, shall be held on the first Monday of May, if not a legal holiday, and if a legal holiday, then on the next business day following, at 10 a.m., local time, or at such other date and time as shall be determined from time to time by the board of directors, unless such action is taken by written consent as provided in Section 12 of this Article. If the annual meeting is not held on the date designated therefor, the board shall cause the meeting to be held as soon thereafter as convenient.

         SECTION 3. ORDER OF BUSINESS AT ANNUAL MEETING. The order of business at the annual meeting of the shareholders shall be as follows:

         (a) Reading of notice and proof of mailing,

         (b) Reports of Officers,

         (c) Election of Directors,

         (d) Transaction of other business mentioned in the notice,

         (e) Adjournment,

         Provided that the presiding officer may vary the order of business at his or her discretion.

         SECTION 4. NOTICE OF MEETING OF SHAREHOLDERS. Except as otherwise provided in the Michigan Business Corporation Act (herein called the "Act"), written notice of the time, place and purposes of a meeting of shareholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, to each shareholder of record entitled to vote at the meeting. If a meeting is adjourned to another time or place, it is not necessary to give notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken and at the adjourned meeting only business is transacted as might have been transacted at the original meeting. If after the adjournment the board of directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record on the new record date entitled to vote at the meeting.

         SECTION 5. LIST OF SHAREHOLDERS ENTITLED TO VOTE. The officer or agent having charge of the stock transfer books for shares of the corporation shall make and certify a complete list of the shareholders entitled to vote at a shareholders' meeting or any adjournment thereof. The list shall:

         (a) Be arranged alphabetically within each class and series, with the address of, and the number of shares held by, each shareholder.

         (b)      Be produced at the time and place of the meeting.

         (c) Be subject to inspection by any shareholder during the whole time of the meeting.

         (d) Be prima facie evidence as to who are the shareholders entitled to examine the list or to vote at the meeting.

         SECTION 6. SPECIAL MEETING OF SHAREHOLDERS. A special meeting of shareholders may be called at any time by the chief executive officer of the corporation (see Article V, Section 4) or by a majority of the members of the board of directors then in office, or by shareholders owning, in the aggregate, not less than ten percent (10%) of all the shares entitled to vote at such special meeting. The method by which such meeting may be called is as follows:
Upon receipt of a specification in writing setting forth the date and objects of such proposed special meeting, signed by the chief executive officer, or by a majority of the members of the board of directors then in office, or by shareholders as above provided, the secretary of the corporation shall prepare, sign and mail the notices requisite to such meeting.

         SECTION 7. QUORUM OF SHAREHOLDERS. Unless a greater or lesser quorum is provided in the articles of incorporation, in a bylaw adopted by the shareholders or incorporators, or in the Act, shares entitled to cast a majority of the votes at a meeting constitute a quorum at the meeting. The shareholders present in person or by proxy at the meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. Whether or not a quorum is present, the meeting may be adjourned by a vote of the shares present.

         SECTION 8. VOTE OF SHAREHOLDERS. Each outstanding share is entitled to one (1) vote on each matter submitted to a vote, unless otherwise provided in the articles of incorporation. A vote may be cast either orally or in writing. If an action, other than the election of directors, is to be taken by vote of the shareholders, it shall be authorized by a majority of the votes cast by the holders of shares entitled to vote on the action, unless a greater vote is required by the articles of incorporation or the Act. Except as otherwise provided in the articles of incorporation, directors shall be elected by a plurality of the votes cast at an election.

         SECTION 9. RECORD DATE FOR DETERMINATION OF SHAREHOLDERS. For the purpose of determining shareholders entitled to notice of and to vote at a meeting of shareholders or an adjournment of a meeting, the board of directors may fix a record date, which shall not precede the date on which the resolution fixing the record date is adopted by the board. The date shall not be more than sixty (60) nor less than ten (10) days before the date of the meeting. If a record date is not fixed, the record date for determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be the close of business on the day next preceding the day on which notice is given, or if no notice is given, the day next preceding the day on which the meeting is held. When a determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders has been made as provided in this Section, the determination applies to any adjournment of the meeting, unless the board of directors fixes a new record date under this Section for the adjourned meeting. For the purpose of determining shareholders entitled to express consent to or to dissent from a proposal without a meeting, the board of directors may fix a record date, which shall not precede the date on which the resolution fixing the record date is adopted by the board and shall not be more than ten (10) days after the board resolution. If a record date is not fixed and prior action by the board of directors is required with respect to the corporate action to be taken without a meeting, the record date shall be the close of business on the day on which the resolution of the board is adopted. If a record date is not fixed and prior action by the board of directors is not required, the record date shall be the first date on which a signed written consent is delivered to the corporation as provided in Section 12 of this Article. For the purpose of determining shareholders entitled to receive payment of a share dividend or distribution, or allotment of a right, or for the purpose of any other action, the board of directors may fix a record date, which shall not precede the date on which the resolution fixing the record date is adopted by the board. The date shall not be more than sixty (60) days before the payment of the share dividend or distribution or allotment of a right or other action. If a record date is not fixed, the record date shall be the close of business on the day on which the resolution of the board of directors relating to the corporate action is adopted.

         SECTION 10. PROXIES. A shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting may authorize one or more other persons to act for him or her by proxy. A proxy shall be signed by the shareholder or his or her authorized agent or representative. A proxy is not valid after the expiration of three (3) years from its date unless otherwise provided in the proxy.

         SECTION 11. INSPECTORS OF ELECTION. The board of directors, in advance of a shareholders' meeting, may appoint one (1) or more inspectors of election to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at a shareholders' meeting may, and on request of a shareholder entitled to vote thereat shall, appoint one (1) or more inspectors. In case a person appointed fails to appear or act, the vacancy may be filled by appointment made by the board of directors in advance of the meeting or at the meeting by the person presiding thereat. The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine challenges and questions arising in connection with the right to vote, count and tabulate votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting or a shareholder entitled to vote thereat, the inspectors shall make and execute a written report to the person presiding at the meeting of any of the facts found by them and matters determined by them. The report is prima facie evidence of the facts stated and of the vote as certified by the inspectors.

         SECTION 12. ACTION BY WRITTEN CONSENT. The articles of incorporation may provide that any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consents shall bear the date of signature of each shareholder that signs the consent. No written consents shall be effective to take the corporate action referred to unless, within sixty (60) days after the record date for determining shareholders entitled to express consent to or to dissent from a proposal without a meeting, written consents dated not more than ten (10) days before the record date and signed by a sufficient number of shareholders to take the action are delivered to the corporation. Delivery shall be to the corporation's registered office, its principal place of business, or an officer or agent of the corporation having custody of the minutes of the proceedings of its shareholders. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who would have been entitled to notice of the shareholder meeting if the action had been taken at a meeting and who have not consented in writing. Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote if, before or after the action, all the shareholders entitled to vote consent in writing.

         SECTION 13. PARTICIPATION IN MEETING BY TELEPHONE. Unless otherwise restricted by the articles of incorporation, by oral or written permission of a majority of the shareholders, a shareholder may participate in a meeting of shareholders by a conference telephone or by other similar communications equipment through which all persons participating in the meeting may communicate with the other participants. All participants shall be advised of the communications equipment and the names of the participants in the conference shall be divulged to all participants. Participation in a meeting pursuant to this Section constitutes presence in person at the meeting.

                                   ARTICLE III
                                    DIRECTORS

         SECTION 1. NUMBER AND TERM OF DIRECTORS. The number of directors that shall constitute the whole board shall be not less than one (1) nor more than nine (9). The first board shall consist of number of directors stated by the incorporator. Thereafter, the number of directors which shall constitute the board of directors for each ensuing year shall be determined at the annual meeting by vote of the shareholders prior to such election; provided, however, that if a motion is not made and carried to increase or decrease the number of directors, the board shall consist of the same number of directors as were elected for the preceding year. The shareholders may also increase or decrease the number of directors at any meeting of the shareholders or by a written consent in lieu thereof. Either the shareholders or the board of directors may fill the vacancy caused by an increase in the number of directors. The first board of directors shall hold office until the first annual meeting of shareholders. At the first annual meeting of shareholders and at each annual meeting thereafter, the shareholders shall elect directors to hold office until the succeeding annual meeting, except in the case of classification of directors as permitted by the Act. A director shall hold office for the term for which he or she is elected and until his or her successor is elected and qualified, or until his or her resignation or removal. Directors need not be shareholders and may serve continuous terms.

         SECTION 2. VACANCIES. Unless otherwise limited by the articles of incorporation, if a vacancy, including a vacancy resulting from an increase in the number of directors, occurs in the board of directors, the vacancy may be filled as follows:

         (a)      The shareholders may fill the vacancy.

         (b)      The board may fill the vacancy.

         (c) If the directors remaining in office constitute fewer than a quorum of the board of directors, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

Unless otherwise provided in the articles of incorporation, if the holders of any class or classes of stock or series are entitled to elect one (1) or more directors to the exclusion of other shareholders, vacancies of that class or classes or series may be filled only by one (1) of the following:

         (a) By a majority of the directors elected by the holders of that class or classes or series then in office, whether or not those directors constitute a quorum of the board of directors.

         (b) By the holders of shares of that class or classes of shares, or series.

Unless otherwise limited by the articles of incorporation or these bylaws, in the case of a corporation the board of directors of which are divided into classes, any director chosen to fill a vacancy shall hold office until the next election of the class for which the director shall have been chosen, and until his or her successor is elected and qualified. If because of death, resignation, or other cause, a corporation has no directors in office, an officer, a shareholder, a personal representative, administrator, trustee, or guardian of a shareholder, or other fiduciary entrusted with like responsibility for the person or estate of a shareholder, may call a special meeting of shareholders in accordance with the articles of incorporation or these bylaws. A vacancy that will occur at a specific date, by reason of a resignation effective at a later date under Section 4 of this Article or otherwise, may be filled before the vacancy occurs but the newly elected or appointed director may not take office until the vacancy occurs.

         SECTION 3. REMOVAL. The shareholders may remove one (1) or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. The vote for removal shall be by a majority of shares entitled to vote at an election of directors, unless the articles of incorporation require a higher vote for removal without cause.

         SECTION 4. RESIGNATION. A director may resign by written notice to the corporation. The resignation is effective upon its receipt by the corporation or a later time as set forth in the notice of resignation.

         SECTION 5. POWERS. The business and affairs of the corporation shall be managed by its board of directors except as otherwise provided in the Act or in the articles of incorporation.

         SECTION 6. LOCATION OF MEETINGS. Regular or special meetings of the board of directors may be held either in or outside the State of Michigan.

         SECTION 7. ORGANIZATION MEETING OF BOARD. The first meeting of each newly elected board of directors shall be held at the place of holding the annual meeting of shareholders, and immediately following the same, for the purpose of electing officers and transacting any other business properly brought before it, provided that the organization meeting in any year may be held at a different time and place than that herein provided by a consent of a majority of the directors of such new board. No notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present, unless said meeting is not held at the place of holding and immediately following the annual meeting of shareholders.

         SECTION 8. REGULAR MEETING OF BOARD. Any regular meeting of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

         SECTION 9. SPECIAL MEETING OF BOARD. Any special meeting of the board of directors may be called by the chief executive officer, or by a majority of the persons then comprising the board of directors, at any time by means of notice of the time and place thereof to each director, given not less than twenty-four (24) hours before the time such special meeting is to be held.

         SECTION 10. COMMITTEES OF DIRECTORS. The board of directors may designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the corporation. The board may designate one (1) or more directors as alternate members of any committee, who may replace an absent or disqualified member at a meeting of the committee. In the absence or disqualification of a member of a committee, the members thereof present at a meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors creating such committee, may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation. A committee does not have the power or authority to amend the articles of incorporation, adopt an agreement of merger or share exchange, recommend to the shareholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommend to the shareholders a dissolution of the corporation or a revocation of a dissolution, amend the bylaws of the corporation or fill vacancies in the board of directors; and, unless the resolution of the board of directors creating such committee, the articles of incorporation or bylaws expressly so provide, a committee does not have the power or authority to declare a distribution, dividend or to authorize the issuance of stock. Any such committee, and each member thereof, shall serve at the pleasure of the board of directors.

         SECTION 11. QUORUM AND REQUIRED VOTE OF BOARD AND COMMITTEES. At all meetings of the board of directors, or of a committee thereof, a majority of the members of the board then in office, or of the members of a committee of the board of directors, constitutes a quorum for transaction of business, unless the articles of incorporation, these bylaws, or in the case of a committee, the board resolution establishing the committee, provide for a larger or smaller number. The vote of the majority of members present at a meeting at which a quorum is present constitutes the action of the board of directors or of the committee unless the vote of a larger number is required by the Act, the articles of incorporation, or these bylaws, or in the case of a committee, the board resolution establishing the committee. Amendment of these bylaws by the board of directors requires the vote of not less than a majority of the members of the board then in office. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         SECTION 12. ACTION BY WRITTEN CONSENT. Action required or permitted to be taken under authorization voted at a meeting of the board of directors or a committee of the board of directors, may be taken without a meeting if, before or after the action, all members of the board then in office or of the committee consent to the action in writing. The written consents shall be filed with the minutes of the proceedings of the board of directors or committee. The consent has the same effect as a vote of the board of directors or committee for all purposes.

         SECTION 13. COMPENSATION OF DIRECTORS. The board of directors, by affirmative vote of a majority of directors in office and irrespective of any personal interest of any of them, may establish reasonable compensation of directors for services to the corporation as directors or officers, but approval of the shareholders is required if the articles of incorporation, these bylaws or any provisions of the Act so provide.

         SECTION 14. PARTICIPATION IN MEETING BY TELEPHONE. By oral or written permission of a majority of the board of directors, a member of the board of directors or of a committee designated by the board may participate in a meeting by means of conference telephone or similar communications equipment through which all persons participating in the meeting can communicate with the other participants. Participation in a meeting pursuant to this Section constitutes presence in person at the meeting.

                                   ARTICLE IV
                                     NOTICES

         SECTION 1. NOTICE. Whenever any notice or communication is required to be given by mail to any director or shareholder under any provision of the Act, or of the articles of incorporation or of these bylaws, it shall be given in writing, except as otherwise provided in the Act, to such director or shareholder at the address designated by him or her for that purpose or, if none is designated, at his or her last known address. The notice or communication is given when deposited, with postage thereon prepaid, in a post office or official depository under the exclusive care and custody of the United States postal service. The mailing shall be registered, certified or other first class mail except where otherwise provided in the Act. Written notice may also be given in person or by telegram, telecopy, telex, radiogram, cablegram, or mailgram, and such notice shall be deemed to be given when the recipient receives the notice personally, or when the notice, addressed as provided above, has been delivered to the corporation, or to the equipment transmitting such notice. Neither the business to be transacted at, nor the purpose of, a regular or special meeting of the board of directors need be specified in the notice of the meeting.

         SECTION 2. WAIVER OF NOTICE. When, under the Act or the articles of incorporation or these bylaws, or by the terms of an agreement or instrument, a corporation or the board of directors or any committee thereof may take action after notice to any person or after lapse of a prescribed period of time, the action may be taken without notice and without lapse of the period of time, if at any time before or after the action is completed the person entitled to notice or to participate in the action to be taken or, in case of a shareholder, by his or her attorney-in-fact, submits a signed waiver of such requirements. Neither the business to be transacted at, nor the purpose of, a regular or special meeting of the board of directors need be specified in the waiver of notice of the meeting. Attendance of a person at a meeting of shareholders constitutes a waiver of objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting and a waiver of objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented. A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless he or she at the beginning of the meeting, or upon his or her arrival, objects to the meeting or the transacting of business at the meeting and does not thereafter vote for or assent to any action taken at the meeting.

                                    ARTICLE V
                                    OFFICERS

         SECTION 1. SELECTION. The board of directors, at its first meeting and at its organization meeting following the annual meeting of shareholders, shall elect or appoint a president, a secretary and a treasurer. The board of directors may also elect or appoint a chairman of the board, one (1) or more vice presidents and such other officers, employees and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board. Two (2) or more offices may be held by the same person but an officer shall not execute, acknowledge or verify an instrument in more than one (1) capacity if the instrument is required by law or the articles or bylaws to be executed, acknowledged or verified by two (2) or more officers.

         SECTION 2. COMPENSATION. The salaries of all officers, employees and agents of the corporation shall be fixed by the board of directors; provided, however, that the board may delegate to the officers the fixing of compensation of assistant officers, employees and agents.

         SECTION 3. TERM, REMOVAL AND VACANCIES. Each officer of the corporation shall hold office for the term for which he or she is. elected or appointed and until his or her successor is elected or appointed and qualified, or until his or her resignation or removal. An officer elected or appointed by the board of directors may be removed by the board with or without cause at any time. An officer may resign by written notice to the corporation. The resignation is effective upon its receipt by the corporation or at a subsequent time specified in the notice of resignation. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

         SECTION 4. CHIEF EXECUTIVE OFFICER. If the board of directors desires to elect or appoint a chief executive officer, the board shall designate the chairman of the board or president as such officer at the first meeting of each newly elected board of directors; provided, however, that if a motion is not made and carried to change the designation, the designation shall be the same as the designation for the preceding year; provided, further, that the designation of the chief executive officer may be changed at any special meeting of the board of directors. The president shall be the chief executive officer whenever the office of chairman of the board is vacant. The chief executive officer shall be responsible to the board of directors for the general supervision and management of the business and affairs of the corporation and shall see that all orders and resolutions of the board are carried into effect. The chairman of the board or president who is not the chief executive officer shall be subject to the authority of the chief executive officer, but shall exercise all of the powers and discharge all of the duties of the chief executive officer during the absence or disability of the chief executive officer.

         SECTION 5. CHAIRMAN OF THE BOARD OF DIRECTORS. If the board of directors elects or appoints a chairman of the board, he or she shall be elected or appointed by, and from among the membership of, the board of directors. He or she shall preside at all meetings of the shareholders, of the board of directors and of any executive committee. He or she shall perform such other duties and functions as shall be assigned to him or her from time to time by the board of directors. He or she shall be, ex officio, a member of all standing committees. Except where by law the signature of the president of the corporation is required, the chairman of the board of directors shall possess the same power and authority to sign all certificates, contracts, instruments, papers and documents of every conceivable kind and character whatsoever in the name of and on behalf of the corporation which may be authorized by the board of directors. During the absence or disability of the president, or while that office is vacant, the chairman of the board of directors shall exercise all of the powers and discharge all of the duties of the president.

         SECTION 6. PRESIDENT. During the absence or disability of the chairman of the board, or while that office is vacant, the president shall preside over all meetings of the board of directors, of the shareholders and of any executive committee, and shall perform all of the duties and functions, and when so acting shall have all powers and authority, of the chairman of the board. He or she shall be, ex officio, a member of all standing committees. The president shall, in general, perform all duties incident to the office of president and such other duties as may be prescribed by the board of directors.

         SECTION 7. VICE PRESIDENTS. The board of directors may elect or appoint one or more vice presidents. The board of directors may designate one or more vice presidents as executive or senior vice presidents. Unless the board of directors shall otherwise provide by resolution duly adopted by it, such of the vice presidents as shall have been designated executive or senior vice presidents and are members of the board of directors in the order specified by the board of directors (or if no vice president who is a member of the board of directors shall have been designated as executive or senior vice president, then such vice presidents as are members of the board of directors in the order specified by the board of directors) shall perform the duties and exercise the powers of the president during the absence or disability of the president if the office of the chairman of the board is vacant. The vice presidents shall perform such other duties as may be delegated to them by the board of directors, any executive committee, the, chairman of the board or the president.

         SECTION 8. SECRETARY. The secretary shall attend all meetings of the shareholders, and of the board of directors and of any executive committee, and shall preserve in the books of the corporation true minutes of the proceedings of all such meetings. He or she shall safely keep in his or her custody the seal of the corporation, if any, and shall have authority to affix the same to all instruments where its use is required or permitted. He or she shall give all notice required by the Act, these bylaws or resolution. He or she shall perform such other duties as may be delegated to him or her by the board of directors, any executive committee, the chairman of the board or the president.

         SECTION 9. TREASURER. The treasurer shall have custody of all corporate funds and securities and shall keep in books belonging to the corporation full and accurate accounts of all receipts and disbursements; he or she shall deposit all moneys, securities and other valuable effects in the name of the corporation in such depositories as may be designated for that purpose by the board of directors. He or she shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors whenever requested an account of all his or her transactions as treasurer and of the financial condition of the corporation. If required by the board of directors, he or she shall keep in force a bond in form, amount and with a surety or sureties satisfactory to the board of directors, conditioned for faithful performance of the duties of his or her office, and for restoration to the corporation in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and property of whatever kind in his or her possession or under his or her control belonging to the corporation. He or she shall perform such other duties as may be delegated to him or her by the board of directors, any executive committee, the chairman of the board or the president.

         SECTION 10. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretary or assistant secretaries, in the absence or disability of the secretary, shall perform the duties and exercise the powers of the secretary. The assistant treasurer or assistant treasurers, in the absence or disability of the treasurer, shall perform the duties and exercise the powers of the treasurer. Any assistant treasurer, if required by the board of directors, shall keep in force a bond as provided in Section 9 of this Article. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or by the treasurer, respectively, or by the board of directors, any executive committee, the chairman of the board or the president.

         SECTION 11. DELEGATION OF AUTHORITY AND DUTIES BY BOARD OF DIRECTORS. All officers, employees and agents shall, in addition to the authority conferred, or duties imposed, on them by these bylaws, have such authority and perform such duties in the management of the corporation as may be determined by resolution of the board of directors not inconsistent with these bylaws.

                                   ARTICLE VI
                                 INDEMNIFICATION

         SECTION 1. INDEMNIFICATION OF DIRECTORS AND OFFICERS: CLAIMS BY THIRD PARTIES. The corporation shall, to the fullest extent authorized or permitted by the Act or other applicable law, as the same presently exist or may hereafter be amended, but, in the case of any such amendment, only to the extent such amendment permits the corporation to provide broader indemnification rights than before such amendment, indemnify a director or officer (an "Indemnitee") who was or is a party or is threatened to be made a party to a threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal, other than an action by or in the right of the corporation, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, whether for profit or not, against expenses, including attorneys' fees, judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit, or proceeding, if the Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders, and with respect to a criminal action or proceeding, if the Indemnitee had no reasonable cause to believe his or her conduct was unlawful. The termination of an action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders, and, with respect to a criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

         SECTION 2. INDEMNIFICATION OF DIRECTORS AND OFFICERS: CLAIMS BROUGHT BY OR IN THE RIGHT OF THE CORPORATION. The corporation shall, to the fullest extent authorized or permitted by the Act or other applicable law, as the same presently exist or may hereafter be amended, but, in the case of any such amendment, only to the extent such amendment permits the corporation to provide broader indemnification rights than before such amendment, indemnify an Indemnitee who was or is a party or is threatened to be made a party to a threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, whether for profit or not, against expenses, including attorneys' fees, and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with the action or suit, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders.

Indemnification shall not be made under this Section for a claim, issue, or matter in which the Indemnitee has been found liable to the corporation except to the extent authorized in Section 6 of this Article.

         SECTION 3. ACTIONS BROUGHT BY THE INDEMNITEE. Notwithstanding the provisions of Sections 1 and 2 of this Article, the corporation shall not be required to indemnify an Indemnitee in connection with an action, suit, proceeding or claim (or part thereof) brought or made by such Indemnitee except as otherwise provided herein with respect to the enforcement of this Article, unless such action, suit, proceeding or claim (or part thereof) was authorized by the board of directors of the corporation.

         SECTION 4. APPROVAL OF INDEMNIFICATION. An indemnification under Sections 1 or 2 of this Article, unless ordered by the court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the Indemnitee is proper in the circumstances because such Indemnitee has met the applicable standard of conduct set forth in Sections 1 or 2 of this Article, as the case may be, and upon an evaluation of the reasonableness of expenses and amounts paid in settlement. This determination and evaluation shall be made in any of the following ways:

         (a) By a majority vote of a quorum of the board of directors consisting of directors who are not parties or threatened to be made parties to the action, suit, or proceeding.

         (b) If a quorum cannot be obtained in subsection (a), by majority vote of a committee duly designated by the board of directors and consisting solely of two (2) or more directors not at the time parties or threatened to be made parties to the action, suit or proceeding.

         (c) By independent legal counsel in a written opinion, which counsel shall be selected in one (1) of the following ways:

                  (i) By the board of directors or its committee in the manner prescribed in subsection (a) or (b).

                  (ii) If a quorum of the board of directors cannot be obtained under subsection (a) and a committee cannot be designated under subsection (b), by the board of directors.

         (d) By all independent directors (if any directors have been designated as such by the board of directors or shareholders of the corporation) who are not parties or threatened to be made parties to the action, suit, or proceeding.

         (e) By the shareholders, but shares held by directors, officers, employees, or agents who are parties or threatened to be made parties to the action, suit, or proceeding may not be voted.

In the designation of a committee under subsection (b) or in the selection of independent legal counsel under subsection (c)(ii), all directors may participate.

         SECTION 5. ADVANCEMENT OF EXPENSES. The corporation may pay or reimburse the reasonable expenses incurred by an Indemnitee who is a party or threatened to be made a party to an action, suit, or proceeding in advance of final disposition of the proceeding if all of the following apply:

         (a) The Indemnitee furnishes the corporation a written affirmation of his or her good faith belief that he or she has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article.

         (b) The Indemnitee furnishes the corporation a written undertaking, executed personally or on his or her behalf, to repay the advance if it is ultimately determined that he or she did not meet the standard of conduct.

         (c) A determination is made that the facts then known to those making the determination would not preclude indemnification under the Act.

The undertaking required by subsection (b) must be an unlimited general obligation of the Indemnitee but need not be secured. Determinations and evaluations of payments under this Section shall be made in the manner specified in Section 4 of this Article.

         SECTION 6. COURT APPROVAL. An Indemnitee who is a party or threatened to be made a party to an action, suit, or proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court after giving any notice it considers necessary may order indemnification if it determines that the Indemnitee is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he or she met the applicable standard of conduct set forth in Sections 1 and 2 of this Article or was adjudged liable as described in Section 2 of this Article, but if he or she was adjudged liable, his or her indemnification is limited to reasonable expenses incurred.

         SECTION 7. PARTIAL INDEMNIFICATION. If an Indemnitee is entitled to indemnification under Sections 1 or 2 of this Article for a portion of expenses, including reasonable attorneys' fees, judgments, penalties, fines, and amounts paid in settlement, but not for the total amount, the corporation shall indemnify the Indemnitee for the portion of the expenses, judgments, penalties, fines, or amounts paid in settlement for which the Indemnitee is entitled to be indemnified.

         SECTION 8. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Any person who is not covered by the foregoing provisions of this Article and who is or was an employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, whether for profit or not, may be indemnified to the fullest extent authorized or permitted by the Act or other applicable law, as the same exists or may hereafter be amended, but, in the case of any such amendment, only to the extent such amendment permits the corporation to provide broader indemnification rights than before such amendment, but in any event only to the extent authorized at any time or from time to time by the board of directors.

         SECTION 9. OTHER RIGHTS OF INDEMNIFICATION. The indemnification or advancement of expenses provided under Sections 1 through 8 of this Article is not exclusive of other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation, bylaws, or a contractual agreement. The total amount of expenses advanced or indemnified from all sources combined shall not exceed the amount of actual expenses incurred by the person seeking indemnification or advancement of expenses. The indemnification provided for in Sections 1 through 8 of this Article continues as to a person who ceases to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, personal representatives, and administrators of the person.

         SECTION 10. DEFINITIONS. "Other enterprises" shall include employee benefit plans; "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and "serving at the request of the corporation" shall include any service as a director, officer, employee, or agent of the corporation which imposes duties on, or involves services by, the director, officer, employee or agent with respect to an employee benefit plan, its participants or its beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be considered to have acted in a manner "not opposed to the best interests of the corporation or its shareholders" as referred to in Sections 1 and 2 of this Article.

         SECTION 11. LIABILITY INSURANCE. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the corporation would have power to indemnify him or her against liability under the pertinent provisions of the Act.

         SECTION 12. ENFORCEMENT. If a claim under this Article is not paid in full by the corporation within thirty (30) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim, and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Act for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its board of directors, a committee thereof, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because such claimant has met the applicable standard of conduct set forth in the Act nor an actual determination by the corporation (including its board of directors, a committee thereof, independent legal counsel or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         SECTION 13. CONTRACT WITH THE CORPORATION. The right to indemnification conferred in this Article shall be deemed to be a contract right between the corporation and each director or officer who serves in any such capacity at any time while this Article is in effect, and any repeal or modification of this Article shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

         SECTION 14. APPLICATION TO A RESULTING OR SURVIVING CORPORATION OR CONSTITUENT CORPORATION. The definition for "corporation" found in Section 569 of the Act, as the same exists or may hereafter be amended is, and shall be, specifically excluded from application to this Article. The indemnification and other obligations set forth in this Article of the corporation shall be binding upon any resulting or surviving corporation after any merger or consolidation with the corporation. Notwithstanding anything to the contrary contained herein or in Section 569 of the Act, no person shall be entitled to the indemnification and other rights set forth in this Article for acting as a director or officer of another corporation prior to such other corporation entering into a merger or consolidation with the corporation.

         SECTION 15. SEVERABILITY. Each and every paragraph, sentence, term and provision of this Article shall be considered severable in that, in the event a court finds any paragraph, sentence, term or provision to be invalid or unenforceable, the validity and enforceability, operation, or effect of the remaining paragraphs, sentences, terms, or provisions shall not be affected, and this Article shall be construed in all respects as if the invalid or unenforceable matter had been omitted.

                                   ARTICLE VII
                               STOCK AND TRANSFERS

         SECTION 1. SHARE CERTIFICATES: REQUIRED SIGNATURES. The shares of the corporation shall be represented by certificates which shall be signed by the chairman of the board of directors, vice chairman of the board of directors, president or a vice president and which also may be signed by another officer of the corporation. The certificate may be sealed with the seal of the corporation or a facsimile of the seal. The signatures of the officers may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the corporation itself or its employee. If an officer who has signed or whose facsimile signature has been placed upon a certificate ceases to be an officer before the certificate is issued, it may be issued by the corporation with the same effect as if he or she were the officer at the date of issue.

         SECTION 2. SHARE CERTIFICATES: REQUIRED PROVISIONS. A certificate representing shares of the corporation shall state upon its face all of the following:

         (a)      That the corporation is formed under the laws of this state.

         (b)      The name of the person to whom issued.

         (c) The number and class of shares, and the designation of the series, if any, which the certificate represents.

A certificate representing shares issued by a corporation which is authorized to issue shares of more than one (1) class shall set forth on its face or back or state on its face or back that the corporation will furnish to a shareholder upon request and without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued, and if the corporation is authorized to issue any class of shares in series, the designation, relative rights, preferences and limitations of each series so far as the same have been prescribed and the authority of the board to designate and prescribe the relative rights, preferences and limitations of other series.

         SECTION 3. REPLACEMENT OF LOST OR DESTROYED SHARE CERTIFICATES. The corporation may issue a new certificate for shares or fractional shares in place of a certificate theretofore issued by it, alleged to have been lost or destroyed, and the board of directors may require the owner of the lost or destroyed certificate, or his or her legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged lost or destroyed certificate or the issuance of such new certificate.

         SECTION 4. REGISTERED SHAREHOLDERS. The corporation shall have the right to treat the registered holder of any share as the absolute owner thereof, and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the corporation shall have express or other notice thereof, save as may be otherwise provided by the statutes of Michigan.

         SECTION 5. TRANSFER AGENT AND REGISTRAR. The board of directors may appoint a transfer agent and a registrar in the registration of transfers of its securities.

         SECTION 6. REGULATIONS. The board of directors shall have power and authority to make all such rules and regulations as the board shall deem expedient regulating the issue, transfer and registration of certificates for shares in this corporation.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

         SECTION 1. DISTRIBUTIONS IN CASH OR PROPERTY. The board of directors may authorize and the corporation may make distributions to its shareholders subject to restriction by the articles of incorporation and/or unless otherwise limited by the articles of incorporation, these bylaws or the Act.

         SECTION 2. RESERVES. The board of directors shall have power and authority to set apart such reserve or reserves, for any proper purpose, as the board in its discretion shall approve, and the board shall have the power and authority to abolish any reserve created by the board.

         SECTION 3. VOTING SECURITIES. Unless otherwise directed by the board of directors, the chairman of the board or president, or in the case of their absence or inability to act, the vice presidents, in order of their seniority, shall have full power and authority on behalf of the corporation to attend and to act and to vote, or to execute in the name or on behalf of the corporation a consent in writing in lieu of a meeting of shareholders or a proxy authorizing an agent or attorney-in-fact for the corporation to attend and vote at any meetings of security holders of corporations in which the corporation may hold securities, and at such meetings he or she or his or her duly authorized agent or attorney-in-fact shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the corporation might have possessed and exercised if present. The board of directors by resolution from time to time may confer like power upon any other person or persons.

         SECTION 4. CHECKS. All checks, drafts and orders for the payment of money shall be signed in the name of the corporation in such manner and by such officer or officers or such other person or persons as the board of directors shall from time to time designate for that purpose.

         SECTION 5. CONTRACTS, CONVEYANCES, ETC. When the execution of any contract, conveyance or other instrument has been authorized without specification of the executing officers, the chairman of the board, president or any vice president, and the secretary or assistant secretary, may execute the same in the name and on behalf of this corporation and may affix the corporate seal thereto. The board of directors shall have power to designate the officers and agents who shall have authority to execute any instrument on behalf of this corporation.

         SECTION 6. CORPORATE BOOKS AND RECORDS. The corporation shall keep books and records of account and minutes of the proceedings of its shareholders, board of directors and executive committees, if any. The books, records and minutes may be kept outside this state. The corporation shall keep at its registered office, or at the office of its transfer agent in or outside the State of Michigan, records containing the names and addresses of all shareholders, the number, class and series of shares held by each and the dates when they respectively became holders of record. Any of the books, records or minutes may be in written form or in any other form capable of being converted into written form within a reasonable time. The corporation shall convert into written form without charge any record not in written form, unless otherwise requested by a person entitled to inspect the records.

         SECTION 7. FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

         SECTION 8. SEAL. If the corporation has a corporate seal, it shall have inscribed thereon the name of the corporation and the words "Corporate Seal" and "Michigan." The seal may be used by causing it or a facsimile to be affixed, impressed or reproduced in any other manner.

                                   ARTICLE IX
                                   AMENDMENTS

         SECTION 1. The shareholders or the board of directors may amend or repeal the bylaws or adopt new bylaws unless the articles of incorporation provide that the power to adopt new bylaws is reserved exclusively to the shareholders or that these bylaws or any particular bylaw shall not be altered or repealed by the board of directors. Such action may be taken by written consent or at any meeting of shareholders or the board of directors; provided that if notice of any such meeting is required by these bylaws, it shall contain notice of the proposed amendment, repeal or new bylaws. Amendment of these bylaws by the board of directors requires the vote of not less than a majority of the members of the board then in office.

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                              A-1 HOMES GROUP, L.P.

                           A TEXAS LIMITED PARTNERSHIP

                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                              A-1 HOMES GROUP, L.P.

         THIS AGREEMENT OF LIMITED PARTNERSHIP of A-1 Homes Group, L.P. (this "Agreement"), is entered into effective as of the 31st day of December, 2001, among A-1 Champion GP, Inc., a Michigan corporation (the "General Partner") and Champion Retail, Inc., a Michigan corporation (the "Limited Partner").

                                   ARTICLE 1.
                               CERTAIN DEFINITIONS

         Unless otherwise required by the context, for purposes of this
Agreement:

         "Act" means the Texas Revised Limited Partnership Act, as amended and superseded from time to time.

         "Adjusted Capital Account" means, as of the end of each Fiscal Year, the balance in a Partner's Capital Account (a) increased by (i) any additional Capital Contributions the Partner is, or is treated as, unconditionally obligated to make pursuant to this Agreement or the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(c); (ii) the amount of the Partner's share of "partnership minimum gain" (as defined in Treasury Regulations Section 1.704-2(d)); and (iii) the amount of the Partner's share of "partner nonrecourse debt minimum gain" (as defined in Treasury Regulations Section 1.704-2(i)(2)), and (b) decreased by any adjustments, allocations or distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4),(5) and (6). This definition shall be interpreted and applied consistently with the provisions of Treasury Regulations Sections 1.704-1(b)(2)(ii)(d).

         "Affiliate" means any person who, directly or indirectly, controls, is controlled by or is under common control with the General Partner. For this purpose, "control" means the direct or indirect ownership of more than 50% of the beneficial voting interests in an entity, or the ability to direct or cause the direction of the management or affairs of a person, whether through the ownership of voting securities, by contract or otherwise.

         "Available Cash" means the amount of cash, cash equivalents and other temporary investments of Partnership cash on hand from time to time in excess of amounts required, in the sole opinion of the General Partner, to satisfy present and future obligations of the Partnership and to establish reserves for Partnership working capital and contingent liabilities.

         "Bankruptcy" or "Bankrupt" means the making of a general assignment for the benefit of a person's creditors; the entry with respect to a person of an order for relief in any bankruptcy, reorganization or insolvency proceeding; or the filing by or against a person of any application or petition for the appointment of a trustee or receiver over the person or any substantial part of the person's assets, or the commencement by or against a person of any proceeding under any bankruptcy, insolvency or reorganization statute or under any dissolution or liquidation law, which, in the case of the filing against a person of any such application or petition, or the commencement against a person of any such proceeding, is not dismissed within 90 days after the date of its filing or commencement.

         "Book Depreciation" means depreciation, amortization or other cost recovery deductions determined in the manner described in Treasury Regulations
Section 1.704-1(b)(2)(iv)(g)(3).

         "Book Value" means, with respect to each Partnership asset, the asset's adjusted basis for federal income tax purposes, except that (i) the initial Book Value of any asset contributed (or deemed to have been contributed pursuant to Section 708(b)(1)(B) of the Code) to the Partnership by a Partner shall be the asset's agreed fair market value on the date of contribution, (ii) upon the occurrence a Revaluation Event, the Book Value of each Partnership asset shall be adjusted to equal its then fair market value (as determined by a Required Interest of the Partners), and (iii) when the Book Value of any Partnership asset differs from its adjusted tax basis, the Book Value of the asset shall thereafter be reduced by Book Depreciation in lieu of any depreciation, amortization or other cost recovery deductions allowable for federal income tax purposes.

         "Capital Account" means the account established and maintained for each Partner pursuant to Section 3.3 of this Agreement.

         "Capital Contributions" means the amount of money and the agreed fair market value of other property (net of liabilities secured thereby which the Partnership is treated as having assumed or taken subject to under Code Section
752) contributed by a Partner or a Partner's predecessor in interest to the capital of the Partnership.

         "Certificate" means the certificate of limited partnership filed with the Secretary of State of the State of Texas as an exhibit to the Articles of Conversion providing for the formation of the Partnership, as amended from time to time.

         "Capital Contribution" means any contribution to the capital of the Partnership made by the Partner.

         "Code" means the Internal Revenue Code of 1986, as amended and superseded from time to time.

         "Fiscal Year" means, except as otherwise required by Code Section 706(b), the calendar year (or any portion thereof for which items of Partnership taxable income, gain, loss and deduction are required to be determined and allocated to the Partners pursuant to the Code and Treasury Regulations). The Fiscal Year of the Partnership shall be the same for federal income tax and financial accounting purposes.

         "General Partner" means A-1 Champion GP, Inc. and any successor or additional general partner hereafter admitted to the Partnership pursuant to the terms of this Agreement and the Act.

         "Income" and "Loss" mean, for each Fiscal Year, each item of Partnership income and gain and each item of Partnership loss and deduction, respectively, as determined, recognized and classified for federal income tax purposes, adjusted as follows:

                  (a) Items of income and gain exempt from federal income tax shall be included as items of Income;

                  (b) Expenditures of the Partnership described in Code Section 705(a)(2)(B), or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i), shall be included as items of Loss;

                  (c) Upon the occurrence of a Revaluation Event, each Partnership asset shall be treated as if it had been sold for its then fair market value (as determined by the General Partner) and the resulting items of income, gain, loss and deduction arising therefrom shall be included as items of Income or Loss and allocated to the Capital Accounts of the Partners as if actually realized and recognized by the Partnership;

                  (d) As of the close of business on the date preceding the date of any distribution of Partnership property other than money, the property to be distributed shall be treated as if it had been sold for its then fair market value (as determined by the General Partner) and the resulting items of income, gain, loss and deduction arising therefrom shall be included as items of Income or Loss and allocated to the Capital Accounts of the Partners as if actually realized and recognized by the Partnership;

                  (e) Gain or loss arising from a disposition of any Partnership asset shall be computed by reference to the Book Value of the asset immediately prior to the disposition rather than its adjusted tax basis; and

                  (f) If the Book Value of any Partnership asset differs from its adjusted tax basis, Book Depreciation shall be taken into account as an item of Income or Loss in lieu of any depreciation, amortization or other cost recovery deductions allowable for federal income tax purposes.

         "Limited Partner" means Champion Retail, Inc. and any substituted or additional Limited Partner hereafter admitted to the Partnership pursuant to the terms of this Agreement and the Act.

         "Liquidator" has the meaning set forth therefor in Section 8.3.

         "Net Income" and "Net Loss" mean, for each Fiscal Year, the positive or negative difference, respectively, between all items of Income and Loss; except that items of Income and Loss specially allocated to a Partner pursuant to
Section 4.2 shall be excluded from the computation of Net Income and Net Loss.

         "Partners" means the General Partner and the Limited Partner, and "Partner" means any one of them.

         "Partnership" means the Limited Partnership organized pursuant to this Agreement.

         "Percentage Interest" means the percentage specified for each Partner in Exhibit "A" attached hereto.

         "Required Interest" means, as to all or any specified group of Partners, those holding more than 66 2/3% of the aggregate Percentage Interests held by all of the Partners or by the specified group of Partners.

         "Revaluation Event" means (i) the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution, (ii) a distribution by the Partnership of more than a de minimis amount of money or other property to a Partner in consideration for all or part of the Partner's interest in the Partnership, and
(iii) the liquidation of the Partnership within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g).

         "Treasury Regulations" means temporary and final Income Tax Regulations promulgated under the Code, as amended and superseded from time to time.

         Terms not defined in this Agreement shall have the meanings, if any, assigned to them in the Act.

                                   ARTICLE 2.
                                 THE PARTNERSHIP

         2.1. ADOPTION. The Partners hereby adopt this Agreement as part of that certain Plan of Conversion providing for the conversion of Cal-Nel, Inc., a Texas corporation, into the Partnership.

         2.2. ADMISSION OF ADDITIONAL LIMITED PARTNERS. Additional Limited Partners may, with the consent of the General Partner and all of the Limited Partners, be admitted to the Partnership at any time on terms and conditions determined by the General Partner in its reasonable discretion. Each additional Limited Partner shall be required to execute an agreement acceptable to the General Partner pursuant to which the additional Limited Partner becomes bound by the terms of this Agreement and containing such other representations, warranties, covenants and conditions as the General Partner deems appropriate.

         2.3. NAME. The name of the Partnership is A-1 Homes Group, L.P., and all business of the Partnership shall be conducted in such name, or in such other name or names as the General Partner may determine.

         2.4. REGISTERED AGENT; REGISTERED AND PRINCIPAL OFFICES. The registered agent, registered office and principal office of the Partnership shall be as designated by the General Partner from time to time in accordance with the Act. The General Partner shall cause the Partnership to maintain at its principal office the records required by Section 1.07 of the Act and shall keep at its registered office the street address of its principal office. The General Partner may designate other Partnership offices from time to time and shall give notice to each Limited Partner of the address of the Partnership's initial registered office and principal office, and of any changes therein.

         2.5. PURPOSES AND POWERS. The purposes of the Partnership shall be to conduct any lawful businesses for which partnerships may be organized under the Act.

         2.6. OWNERSHIP OF PARTNERSHIP PROPERTY; WAIVER OF PARTITION. All Partnership property presently owned or hereafter acquired by or on behalf of the Partnership shall be owned by the Partnership and held in the name of the Partnership. Each Partner expressly waives any right it might have to require a partition thereof or, except as otherwise specifically provided herein, a dissolution of the Partnership.

         2.7. TERM OF PARTNERSHIP. The term of the Partnership shall commence on the day its Certificate is filed with the Secretary of State of the State of Texas and shall continue until the termination date listed in the Certificate or until earlier wound up pursuant to the provisions of Article 8.

         2.8. WAIVER OF CONFLICTS. No contract or other transaction between the Partnership and any other entity shall be affected or invalidated by the fact that any one or more directors, shareholders, officers or Partners of the Partnership or the General Partner is or are interested in or is a director, officer, shareholder, or partners or are directors, officers, shareholders or partners of such other entity and no contract, act or transaction of the Partnership with any person or persons, firm or corporation, shall be affected or invalidated by the fact that any director, shareholder, officer or Partner of the Partnership or the General Partner is a party, or are parties to or are interested in such contract, act or transaction, or in any way connected with such person or persons, firm or association, and each and every person who may become an officer or Partner of the Partnership or the General Partner is hereby relieved from any liability that might otherwise exist from contracting with the Partnership for the benefit of himself or any firm, association, or corporation in which he may be in any way interested; provided that such transaction or contract is or shall be authorized, ratified or approved by a vote of a Required Interest of the Limited Partners. No officer or Partner shall be liable to account to the Partnership or its other Partners for any profits realized from any such transaction or contract authorized, ratified, or approved as aforesaid by reason of the fact that he, or any firm of which he is a member or any corporation of which he is a stockholder, officer, or director was interested in such transaction or contract. Nothing herein contained shall create liability in the events above described or prevent the authorization, ratification or approval of such contracts in any other manner permitted by law.

                                   ARTICLE 3.
                                 CAPITALIZATION

         3.1. CAPITAL CONTRIBUTIONS. Except as specifically provided in Section 8.6, no Partner shall be required to make any additional Capital Contributions beyond those made as of the date hereof unless otherwise required by law. If the Partners agree upon an additional Capital Contribution, each Partner shall deliver to the Partnership the Partner's pro rata share thereof (in proportion to the respective Percentage Interest of the Partner on the date such notice is given) no later than 60 days following the date such notice is given. If a Partner does not deliver the Partner's share by that date, the defaulting Partner's Percentage Interest shall be reduced by the amount of the defaulting Partner's pro rata share of the agreed upon contribution. None of the terms, covenants, obligations or rights contained in this Section is or shall be deemed to be for the benefit of any person or entity other than the Partners and the Partnership, and no such third person shall under any circumstances have any right to compel any actions or payments by the Partners.

         3.2. INTEREST; RETURN OF CONTRIBUTIONS. Except as otherwise specifically provided in this Agreement, (i) no Partner shall be entitled to any return on or of its Capital Contributions or Capital Account, (ii) no Partner shall have the right to receive any distribution in a medium other than money,
(iii) no Partner shall be required to contribute money or property to the Partnership to enable the return of any Partner's Capital Contributions or to restore any negative balance in its Capital Account and (iv) no interest shall be accrued or paid on the Capital Contributions or Capital Account of any Partner.

         3.3. CAPITAL ACCOUNTS. Each Partner shall have a separate "Capital Account" which shall be established and maintained in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv). Consistent therewith, each Partner's Capital Account (a) shall be increased by (i) the fair market value of its Capital Contributions and (ii) allocations to it of Net Income and items of Income, and (b) shall be decreased by (i) the amount of money and the fair market value of other property (net of liabilities secured thereby which the Partner is considered to have assumed or taken subject to under Code Section
752) distributed to it by the Partnership and (ii) allocations to it of Net Loss and items of Loss. A Partner shall have a single Capital Account that reflects all of its Partnership interests, regardless of the class of Partnership interests owned by the Partner and regardless of the time or manner in which those Partnership interests were acquired. Upon the transfer of all or part of a Partnership interest, the transferee shall succeed to the Capital Account of the transferor to the extent attributable to the interest transferred.

         3.4. LOANS. A Partner may, with the consent of the General Partner, but shall not be required to, lend money or other property to the Partnership and any loans from a Partner or Affiliate of a Partner to the Partnership shall be made only on commercially reasonable terms and conditions.

                                   ARTICLE 4.
                          ALLOCATIONS AND DISTRIBUTIONS

         4.1. ALLOCATIONS OF NET INCOME OR NET LOSS. After first giving effect to the special allocations set forth in Section 4.2, for each Fiscal Year, Net Income or Net Loss, as the case may be, shall be allocated to the Partners in accordance with their respective Percentage Interests.

         4.2. SPECIAL ALLOCATIONS. For each Fiscal Year, the following items of Income and Loss shall be specially allocated to the Partners in the following order and priority, before allocations of Net Income or Net Loss, as applicable, are made pursuant to Section 4.1:

                  (a) If there is a net decrease in "partnership minimum gain" (as defined in Treasury Regulations Section 1.704-2(d)), items of income and gain (determined in accordance with Treasury Regulations Section 1.704-2(f)(6)) shall, to the extent required by the Treasury Regulations, be specially allocated to the Partners in an amount equal to each Partner's share of the net decrease in partnership minimum gain (determined in accordance with Treasury Regulations Section 1.704-2(g)). This Section 4.2(a) shall be applied consistently with, and subject to the exceptions contained in, the minimum gain chargeback requirements of Treasury Regulations Section 1.704-2(f).

                  (b) If there is a net decrease in "partner nonrecourse debt minimum gain" (as defined in Treasury Regulations Section 1.704-2(i)(2)), items of income and gain (determined in accordance with the provisions of Treasury Regulations Sections 1.704-2(i)(4)) shall, to the extent required by the Treasury Regulations, be specially allocated to the Partners in an amount equal to each Partner's share of the net decrease in partner nonrecourse debt minimum gain (determined in accordance with the provisions of Treasury Regulations
Section 1.704-2(i)(5)). This Section 4.2(b) shall be applied consistently with, and subject to the exceptions contained in, the partner nonrecourse debt minimum gain chargeback requirements of Treasury Regulations Section 1.704-2(i)(4).

                  (c) If a Partner unexpectedly receives any adjustment, allocation or distribution described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of income and gain (including gross income) shall be specially allocated to the Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the deficit balance in the Partner's Adjusted Capital Account as quickly as possible. This Section 4.2(c) shall be interpreted consistently with Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

                  (d) "Nonrecourse deductions" (as defined in Treasury Regulations Section 1.704-2(c)) shall be specially allocated to the Partners in accordance with their Percentage Interests.

                  (e) "Partner nonrecourse deductions" (as defined in Treasury Regulations Section 1.704-2(i)(2)) shall be specially allocated to the Partners who bear the economic risk of loss for the liability to which those deductions are attributable, determined in accordance with the principles of Treasury Regulations Section 1.704-2(i)(1).

                  (f) To the extent an adjustment to the adjusted tax basis of any Partnership asset under Code Sections 734(b) or 743(b) is required to be taken into account in determining Capital Accounts under Treasury Regulations
Section 1.704-1(b)(2)(iv)(m), the amount of the Capital Account adjustment shall be included in Income or Loss as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) and shall be specially allocated to the Partners consistent with the manner in which their Capital Accounts are required to be adjusted by such Treasury Regulation.

                  (g) To the extent any allocation of Net Loss would cause or increase a deficit balance in any Partner's Adjusted Capital Account, determined after all other allocations provided for in this Article 4 have been made, the amount thereof shall instead be allocated to Partners with positive Adjusted Capital Account balances, in proportion thereto and to the extent thereof, and the balance, if any, shall be allocated to the General Partner.

                  (h) To minimize any distortions in the manner that the Partners intend to share distributions which may result from the special regulatory allocations required by Sections 4.2(a)-(g) ("Regulatory Allocations"), the General Partner may specially allocate to the Partners items of Income or Loss pursuant to this Section 4.2(h) so that the net amounts allocated to each Partner pursuant to this Section 4.2(h), the Regulatory Allocations, and Section 4.1 shall, to the extent reasonably possible, be equal to the net amounts that would have been allocated to each Partner pursuant to Section 4.1 if the Regulatory Allocations had not occurred.

         4.3. OTHER ALLOCATION RULES.

                  (a) To reflect the varying interests of the Partners during any Fiscal Year, Income, Loss, Net Income and Net Loss shall be determined on a daily, monthly or other basis by the General Partner using any convention or method permitted under Code Section 706 and the Treasury Regulations thereunder.

                  (b) Excess nonrecourse liabilities of the Partnership (as defined in Treasury Regulations Section 1.752-3(a)(3)) shall be shared among the Partners in accordance with their Percentage Interests.

         4.4. ALLOCATIONS FOR FEDERAL INCOME TAX PURPOSES.

                  (a) Subject to Section 4.4(b), for each Fiscal Year, income, gain, loss and deduction (or item thereof) of the Partnership, determined for federal income tax purposes, shall be allocated to the Partners in the same manner as each correlative item of Income or Loss is allocated pursuant to the provisions of Sections 4.1,4.2 and 4.3.

                  (b) In accordance with Section 704(c) of the Code and the Treasury Regulations thereunder, (i) items of taxable income, gain, loss and deduction with respect to any Partnership asset contributed to the Partnership shall, solely for federal income tax purposes, be allocated among the Partners so as to take into account any variation at the time of contribution between the adjusted tax basis of the asset to the Partnership and the asset's initial Book Value, and (ii) if the Book Value of any Partnership asset is adjusted upon the occurrence of a Revaluation Event, subsequent allocations of taxable income, gain, loss and deduction with respect to the asset shall take into account any variation between the adjusted tax basis of the asset immediately prior to the event and the Book Value of the asset immediately thereafter. Unless otherwise agreed by a Required Interest of the Limited Partners and, if applicable, by the contributing Partner, such allocations shall be made utilizing the "Remedial Allocation Method" described in Treasury Regulations Section 1.704-3(d).

         4.5. TAX DISTRIBUTIONS. For each Fiscal Year, the General Partner shall use its best efforts to cause the Partnership to make cash distributions to each of the Partners in an aggregate amount equal to the product of (i) the net amount of all items of Partnership taxable income and loss, times (ii) an imputed tax rate of 34% (each a "Tax Distribution"). The annual Tax Distributions shall be distributed not later than the last business day of February of the Fiscal Year following the Fiscal Year for which such Tax Distribution was determined.

         4.6. CURRENT DISTRIBUTIONS. Subject to Sections 4.5 and 4.7, distributions of Available Cash shall be made to the Partners, at such times and in such amounts as may be determined by the General Partner in its sole discretion, in accordance with their Percentage Interests.

         4.7. LIQUIDATING DISTRIBUTIONS. Upon the winding up of the Partnership, the proceeds of liquidation and all other assets of the Partnership shall be applied and distributed in the following order and priority:

                  (a) To the payment, or provision for payment, of the expenses of liquidating the Partnership;

                  (b) To the payment, or provision for payment, of creditors of the Partnership (including Partners, other than in respect of distributions) in the order of priority as provided by law;

                  (c) To the establishment of any reserves deemed necessary or advisable by the Liquidator to provide for any other Partnership obligations (including contingent liabilities, known or unknown);

                  (d) To the Partners, by the later of the end of the Fiscal Year during which the Partnership is liquidated (within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g)) or 90 days after the date of such liquidation, in accordance with the positive balances of their respective Capital Accounts (determined after taking into account all other Capital Account adjustments for all periods); and

                  (e) The balance, if any, shall be distributed to the Partners in accordance with their respective Percentage Interests.

                                   ARTICLE 5.
                                   MANAGEMENT

         5.1. PARTICIPATION IN MANAGEMENT; LIMITED LIABILITY. The Limited Partners in their capacity as such shall not be authorized to participate in the management of the Partnership's affairs and shall have no power to act for or bind the Partnership, said powers being vested exclusively in the General Partner. If a Limited Partner does not participate in the control of the business of the Partnership, then it shall not be personally liable for the expenses, liabilities, contracts, leases or other obligations of the Partnership in excess of its Capital Contributions and its share of Partnership capital and undistributed profits.

         5.2. GENERAL AUTHORITY OF GENERAL PARTNER. The General Partner shall have exclusive responsibility for the affairs of the Partnership and for its management and control and shall have full power and authority to do all things necessary or appropriate to conduct the business of the Partnership.

         5.3. RELIANCE BY THIRD PARTIES. Any third party dealing with the General Partner in connection with the Partnership shall be entitled to rely upon an affidavit of the General Partner to the effect that it has full power and authority to engage in any and all dealings on behalf of the Partnership.

         5.4. INDEPENDENT ACTIVITIES; GENERAL PARTNER'S TIME. The General Partner and each Limited Partner may, notwithstanding the existence of this Agreement, engage in whatever activities they choose, whether the same may be competitive with the Partnership or otherwise, without having or incurring any obligation to offer any interest in such activities to the Partnership or any other Partner. Neither this Agreement nor any activity undertaken pursuant hereto shall prevent the General Partner from engaging in such activities, or require the General Partner to permit the Partnership or any Limited Partner to participate in any such activities, and as a material part of the consideration for the General Partner's execution hereof and admission of such Limited Partner, each Limited Partner hereby waives any such right or claim of participation. The General Partner shall devote such of its time and efforts as is reasonably necessary to conduct the Partnership's business and affairs.

         5.5. TAX MATTERS PARTNER. The General Partner shall be the "tax matters partner" for the Partnership, as that term is defined in Section 6231(a)(7) of the Code. All out-of-pocket costs and expenses incurred by the tax matters partner in connection with the performance of its duties and privileges as tax matters partner shall be borne by the Partnership. The General Partner shall have all rights and powers granted to it under the Code and Regulations, or under other applicable law, including: (i) to extend statutes of limitations for assessment of tax deficiencies against the Partnership or any Partner with respect to adjustments to the Partnership's foreign, federal, state, or local tax returns and reports; and (iii) to the extent provided in Code Sections 6221 through 6231, to represent the Partnership and the Partner before taxing authorities or courts of competent jurisdiction in tax matters affecting the Partnership, and to file any tax returns and reports and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Partners with respect thereto or otherwise affect the rights of the Partnership or Partners.

         5.6. EXCULPATION. The General Partner, its employees, Affiliates and authorized representatives shall not be liable to the Partnership or any Partner for any act or failure to act on behalf of the Partnership if the person acted in good faith and reasonably believed (i) in the case of conduct in the person's official capacity as General Partner, that the person's conduct was in the Partnership's best interest, or in all other cases, that the person's conduct was at least not opposed to the Partnership's best interests, and (ii) in the case of a criminal proceeding, had no reasonable cause to believe that the person's conduct was unlawful. Notwithstanding the foregoing, the General Partner, its employees, Affiliates and authorized representatives shall not be entitled to exculpation with respect to a proceeding in which the person has been found liable for willful or intentional misconduct in the performance of the person's duty to the Partnership, or the person is found liable on the basis that the person received a personal benefit, whether or not the benefit resulted from an action taken in the person's official capacity. A determination that the standards for exculpation of the General Partner, its employees, Affiliates or authorized representatives have been met pursuant to this Section 5.6 shall be made by independent legal counsel selected by the General Partner.

         5.7. INDEMNITY. To the fullest extent permitted by the Act or other applicable law, the General Partner, its employees, Affiliates and authorized representatives shall be indemnified by the Partnership against all losses, judgments, liabilities, expenses, penalties, fines, taxes and amounts paid in settlement sustained by them in connection with the defense or settlement of any actual or threatened action, proceeding or claim, relating to the Partnership, and shall be entitled to advancement of expenses related thereto; provided, that any such indemnification shall be limited to the assets of the Partnership.

         5.8. COMPENSATION OF GENERAL PARTNER.

                  (a) No Partner (acting in the capacity of a Partner) shall receive any salary, fee, or draw for services rendered to or on behalf of the Partnership, except to the extent agreed to by all the Partners.

                  (b) Each Partner shall be reimbursed by the Partnership for out-of-pocket costs and expenses reasonably incurred on behalf of the Partnership or in furtherance of its business.

                                   ARTICLE 6.
                 ACCOUNTING, REPORTING, BANKING, AND TAX MATTERS

         6.1. BOOKS OF ACCOUNT. The General Partner shall maintain the Partnership's books and records and this Agreement at the principal office of the Partnership, and each Partner shall have access thereto for the purposes of examination and inspection at reasonable times and on reasonable notice. The General Partner, in its sole discretion, shall determine the accounting principles to be consistently applied and the accounting method to be used by the Partnership.

         6.2. REPORTS. The General Partner shall cause to be prepared and delivered to the Partners, at the expense of the Partnership, the following reports:

                  (a) Within a reasonable time after the end of each Fiscal Year, an unaudited balance sheet, income statement and statement of changes in the Partners' Capital Accounts for such year; and

                  (b) Within 10 days after the end of each Fiscal Year, all Partnership information necessary for the preparation of the Partners' federal income tax returns.

         6.3. BANKING. All funds of the Partnership shall be deposited in a separate account or accounts, not commingled with those of any other person, in a commercial bank or other financial institution or in short term investment accounts of brokers, mutual funds or similar companies. All checks drawn upon said account or accounts shall be drawn only for Partnership purposes and shall be signed by the General Partner or an authorized representative of the General Partner or the Partnership.

         6.4. TAX ELECTION FOR BASIS ADJUSTMENT. Upon a transfer of an interest in the Partnership, or upon a distribution of assets of the Partnership, the General Partner shall, if requested, elect under Section 754 of the Code to adjust the basis of the Partnership's property as allowed by Sections 734(b) and 743(b) of the Code.

         6.5. PARTNERSHIP RETURNS. The, General Partner shall file the annual Partnership federal information tax return and all other tax returns required to be filed by the Partnership within the time prescribed by law (including extensions).

                                   ARTICLE 7.
                              TRANSFERS; WITHDRAWAL

         7.1. TRANSFERS BY PARTNERS. A Partner shall not sell, assign, or transfer, by operation of law or otherwise, all or part of its interest in the Partnership (including, but not limited to, the right to allocations and distributions pursuant to this Agreement), and no transferee of an interest in the Partnership shall be admitted to the Partnership as a Partner, without the consent of the other Partners, which consent may, in each case, be given or withheld for any reason or no reason. Any transfer in violation of this Article 7 shall be null and void ab initio. Nothing herein shall prevent a Partner from pledging or otherwise encumbering that Partner's Percentage Interest.

         7.2. WITHDRAWAL. Except upon a transfer of all of a Partner's interest in the Partnership in accordance with Section 7.1, no Partner shall have the right to withdraw from the Partnership before completion of the winding up of the Partnership.

                                   ARTICLE 8.
                    DISSOLUTION AND WINDING UP OF PARTNERSHIP

         8.1. DISSOLUTION. The Partnership shall be dissolved only upon the first to occur of any of the following events:

                  (a) The election to dissolve the Partnership by the General Partner and all of the Limited Partners;

                  (b) The sale or other disposition of all or substantially all of the assets of the Partnership and conversion into cash of all proceeds thereof;

                  (c) The expiration of the term of the Partnership set forth in
Section 2.7; or

                  (d) The entry of a decree of judicial dissolution pursuant to
Section 8.02 of the Act.

         8.2. WINDING UP. Upon dissolution of the Partnership, the Partnership shall be wound up as set forth herein. The General Partner or, if the General Partner has withdrawn, a liquidator elected by a Required Interest of the Limited Partners (the "Liquidator"), shall take full account of the Partnership's assets and liabilities, and the assets shall be liquidated as promptly as is consistent with obtaining the fair market value thereof, and the proceeds therefrom shall be applied and distributed as provided in Section 4.6.

         8.3. LIQUIDATOR. Any Liquidator elected as herein provided need not be a Partner and shall receive such compensation for its services as may be approved by a Required Interest of the Limited Partners, and may be removed at any time upon the vote of a Required Interest of the Limited Partners. Upon the death, removal, or resignation of a Liquidator, a successor Liquidator (who shall have and succeed to all the rights, powers, and duties of the original Liquidator) shall, within 30 days thereafter, be appointed by the vote of a Required Interest of the Limited Partners. Every reference herein to "Liquidator" shall refer also to any successor Liquidator. Except as expressly provided in this Article 8, the Liquidator appointed in the manner provided herein shall have and may exercise, without further authorization or consent of any of the parties hereto or their legal representatives or successors in interest, all of the powers conferred upon the General Partner under the terms of this Agreement to the extent necessary or desirable in the good faith judgment of the Liquidator to carry out the duties and functions of the Liquidator hereunder and shall be entitled to the benefits of Sections 5.6 and 5.7 hereof. If within 30 days after any time a Liquidator is required hereunder a Liquidator has not been appointed, any interested party may make application to any Judge of the United States District Court of the District in which the City of Dallas, Texas is then situated for appointment of such Liquidator, and such Judge, acting as an individual and not in his judicial capacity, shall be fully authorized and empowered to appoint and designate such Liquidator, who shall have all the powers, duties, rights and authorities of the Liquidator herein provided.

         8.4. LIQUIDATION STATEMENTS. Each of the Partners shall be furnished with a statement prepared by the General Partner or Liquidator setting forth the disposition of assets and the discharge or provision for discharge of the liabilities of the Partnership in liquidation thereof. Upon completion of the liquidation of the Partnership, a proper certificate of cancellation shall be filed by the General Partner or Liquidator reflecting the termination of the Partnership.

         8.5. DEFICIT CAPITAL ACCOUNTS. Upon the winding up of the Partnership, each Partner shall look solely to the assets of the Partnership for the return of its Capital Contributions, and, except as otherwise expressly provided in this Agreement if the Partnership assets remaining after payment and discharge of the Partnership's liabilities to creditors are insufficient to return the Capital Contributions or Capital Account of a Partner, the Partner shall have no recourse or further right or claim against any other Partner. Notwithstanding the foregoing, if upon the liquidation of the General Partner's Interest (within the meaning of Treasury Regulations Section 1.704-2(b)(ii)(g)), the General Partner has a negative balance in its Capital Account, as among the Partners, the sole obligation of the General Partner shall be to contribute to the Partnership, before the end of the Fiscal Year during which the liquidation occurs or, if later, within 90 days after the date of the liquidation, the lesser of (X) the excess of (i) 1.01% of the sum of the Capital Contributions of the Limited Partners, over (ii) the previous Capital Contributions of the General Partner, or (Y) the negative balance of its Capital Account, which amount shall be distributed to the other Partners in accordance with the positive balances of their Capital Accounts (determined after taking into account all Capital Account adjustments for all periods, except in respect of distributions pursuant to this Section 8.6). Except as otherwise expressly provided in this Agreement, no Limited Partner shall have any obligation whatsoever to the Partnership or any Partner to restore a negative balance in its Capital Account remaining upon liquidation of the Limited Partner's Interest (within the meaning of Treasury Regulations Section 1.704-2(b)(ii)(g)).

                                   ARTICLE 9.
                                POWER OF ATTORNEY

         Each Limited Partner, by the execution of this Agreement or by authorizing its execution on its behalf, irrevocably constitutes and appoints the General Partner, and any successor General Partner, with full power of substitution and resubstitution, its true and lawful attorney and agent, with full power and authority for it and in its name, place, and stead to execute, certify, acknowledge, swear to, file, and record in the appropriate public offices this Agreement and all amendments thereto and all certificates of limited partnership and amendments thereto, and all other certificates and instruments which the General Partner deems necessary or appropriate to conduct the Partnership's business, including without limitation, (a) reflect the exercise by the General Partner of any of the powers granted to it under this Agreement; (b) reflect any amendments to this Agreement; (c) reflect the admission to the Partnership of any substituted Limited Partner or the withdrawal of any Partner, in the manner prescribed in this Agreement; (d) effect the dissolution of the Partnership, or conveyance or encumbrance of any of its assets; and (e) execute, deliver, acknowledge, file, and record any other instrument which may hereafter be required by law to be filed on the Partnership's behalf. Each Limited Partner authorizes such attorney-in-fact to take any further action it may consider necessary or advisable in connection with any of the foregoing, hereby giving such attorney-in-fact full power and authority to do and perform each and every act or thing whatsoever requisite or advisable to be done in and about the foregoing as fully as such Limited Partner might or could do if personally present, and hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be deemed to be coupled with an interest and irrevocable, and shall survive an assignment by a Limited Partner of all or part of its interest in the Partnership (except that where the assignee, with the consent of the General Partner, is admitted as a substituted Limited Partner, the power of attorney shall survive the delivery of such assignment for the sole purpose of enabling such attorney-in-fact to execute, acknowledge, swear to, and file any agreement, certificate, instrument, or document necessary to effect such substitution), and the death, incompetency, or termination of existence of the Limited Partner. Any person dealing with the Partnership may conclusively presume and rely upon the fact that any document executed by the attorney and agent herein appointed is regular and binding without further inquiry.

                                   ARTICLE 10.
                            MISCELLANEOUS PROVISIONS

         10.1. NOTICES. Any consent, notice, demand, offer, or other communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered and given for all purposes as of the date received, if delivered personally to the party to whom directed, or as of the date deposited in the United States mail, registered or certified, postage prepaid, and addressed, if to the General Partner, to its address set forth on the signature page of this Agreement or to such other address as the General Partner may from time to time specify by written notice to the Limited Partners, and if to a Limited Partner, to the Limited Partner's address set forth on Exhibit "A" hereto, or to such other address as the Limited Partner may from time to time specify by written notice to the General Partner.

         10.2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS.

         10.3. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid, or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid, or unenforceable provision, there shall be deemed to have been added as part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be legal, valid and enforceable.

         10.4. CAPTIONS. Captions contained in this Agreement are for reference only and shall not affect the interpretation hereof.

         10.5. AMENDMENTS.

                  (a) All amendments to this Agreement shall be in writing and may be adopted only upon the recommendation of the General Partner and the affirmative vote of a Required Interest of the Limited Partners.

                  (b) Notwithstanding Section 10.5(a) and subject to Section 10.5(c), amendments to this Agreement which are of an inconsequential nature and do not adversely affect the Limited Partners in any material respect, or are necessary or desirable to comply with any applicable law or governmental regulation, or are required or contemplated by this Agreement, may be made by the General Partner alone pursuant to the power of attorney granted to it by
Article 9 of this Agreement.

                  (c) No amendment which alters the limited liability of a Limited Partner, a Limited Partner's share of allocations and distributions (except as a result of the admission of an additional Limited Partner as provided herein) or a Partners' obligation to contribute capital shall be made without the affirmative vote or written consent of each Limited Partner affected thereby.

         10.6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and, except as otherwise provided herein, shall inure to the benefit of the Partners and their respective legal representatives, successors, and permitted assigns.

         10.7. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute one instrument.

         10.8. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement among the Partners with respect to the subject matter hereof and there are no agreements, understandings, restrictions, representations or warranties among the Partners other than those set forth or provided for herein.

         10.9. CONSTRUCTION. Unless clearly otherwise required by the context, as used herein (i) the gender of words shall include the masculine, feminine and neuter, (ii) the singular shall include the plural, and vice versa, (iii) references to Articles and Sections are to those of this Agreement, (iv) references to Exhibits are to those attached hereto, each of which is made a part hereof for all purposes, (v) the words herein, hereinafter or similar derivations shall be construed as references to this Agreement as a whole, and
(vi) the words include, including and similar derivations shall be construed as without limitation.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

                                             GENERAL PARTNER:

                                             A-l CHAMPION GP, INC.,
                                             a Michigan corporation

                                             By:  /s/ [ILLEGIBLE]
                                                  -----------------
                                             Its: Vice President
                                                  -----------------

                                             LIMITED PARTNER:

                                             CHAMPION RETAIL, INC.,
                                             a Michigan corporation

                                             By:  /s/ [ILLEGIBLE]
                                                  -----------------
                                             Its: Vice President
                                                  -----------------

                                   EXHIBIT "A"
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                              A-l HOMES GROUP, L.P.


     NAMES AND ADDRESSES                PERCENTAGE INTERESTS
     -------------------                --------------------
GENERAL PARTNER:

    A-l Champion GP, Inc.                         1%
    2701 Cambridge Court, Suite 300
    Auburn Hills, Michigan 48326

LIMITED PARTNER:

    Champion Retail, Inc.                        99%
    2701 Cambridge Court, Suite 300
    Auburn Hills, Michigan 48326

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                               REDMAN HOMES, INC.

                             A Delaware Corporation

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                              ARTICLE ONE: OFFICES

1.1   Registered Office and Agent.........................................     1
1.2   Other Offices.......................................................     1

                     ARTICLE TWO: MEETINGS OF STOCKHOLDERS

2.1   Annual Meeting......................................................     1
2.2   Special Meeting.....................................................     2
2.3   Place of Meetings...................................................     2
2.4   Notice..............................................................     2
2.5   Voting List.........................................................     3
2.6   Quorum..............................................................     3
2.7   Required Vote; Withdrawal of Quorum.................................     3
2.8   Method of Voting; Proxies...........................................     4
2.10  Conduct of Meeting..................................................     5
2.11  Inspectors..........................................................     6

                            ARTICLE THREE: DIRECTORS

3.1   Management..........................................................     6
3.2   Number; Qualification; Election; Term...............................     6
3.3   Change in Number....................................................     7
3.4   Removal.............................................................     7
3.5   Vacancies...........................................................     7
3.6   Meetings of Directors...............................................     8
3.7   First Meeting.......................................................     8
3.8   Election of Officers................................................     8
3.9   Regular Meetings....................................................     8
3.10  Special Meetings....................................................     8
3.11  Notice..............................................................     8
3.12  Quorum; Majority Vote...............................................     9
3.13  Procedure...........................................................     9
3.14  Presumption of Assent...............................................     9
3.15  Compensation........................................................    10

                            ARTICLE FOUR: COMMITTEES

4.1   Designation.........................................................    10
4.2   Number; Qualification; Term.........................................    10
4.3   Authority...........................................................    10
4.4   Committee Changes...................................................    10
4.5   Alternate Members of Committees.....................................    10
4.6   Regular Meetings....................................................    11
4.7   Special Meetings....................................................    11
4.8   Quorum; Majority Vote...............................................    11
4.9   Minutes.............................................................    11

4.10  Compensation........................................................    11
4.11  Responsibility......................................................    11

                              ARTICLE FIVE: NOTICE

5.1   Method..............................................................    12
5.2   Waiver..............................................................    12

                              ARTICLE SIX: OFFICERS

6.1   Number; Titles; Term of Office......................................    12
6.2   Removal.............................................................    13
6.3   Vacancies...........................................................    13
6.4   Authority...........................................................    13
6.5   Compensation........................................................    13
6.6   Chairman of the Board...............................................    13
6.7   Chief Executive Officer.............................................    13
6.8   President...........................................................    14
6.9   Vice Presidents.....................................................    14
6.10  Treasurer...........................................................    14
6.11  Assistant Treasurers................................................    14
6.12  Secretary...........................................................    15
6.13  Assistant Secretaries...............................................    15

                  ARTICLE SEVEN: CERTIFICATES AND SHAREHOLDERS

7.1   Certificates for Shares.............................................    15
7.2   Replacement of Lost or Destroyed Certificates.......................    16
7.3   Transfer of Shares..................................................    16
7.4   Registered Stockholders.............................................    16
7.5   Regulations.........................................................    16
7.6   Legends.............................................................    17

                     ARTICLE EIGHT: MISCELLANEOUS PROVISIONS

8.1   Dividends...........................................................    17
8.2   Reserves............................................................    17
8.3   Books and Records...................................................    17
8.4   Fiscal Year.........................................................    17
8.5   Seal................................................................    17
8.6   Resignations........................................................    18
8.7   Securities of Other Corporations....................................    18
8.8   Telephone Meetings..................................................    18
8.9   Action Without a Meeting............................................    18
8.10  Invalid Provisions..................................................    19
8.11  Mortgages; etc. ....................................................    19
8.12  Headings............................................................    20
8.13  References..........................................................    20
8.14  Amendments..........................................................    20

                           AMENDED AND RESTATED BYLAWS

                                       OF

                               REDMAN HOMES, INC.

                             A Delaware Corporation

                                    PREAMBLE

      These bylaws are subject to, and governed by, the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") and the certificate of incorporation of Redman Homes, Inc., a Delaware corporation (the "Corporation"). In the event of a direct conflict between the provisions of these bylaws and the mandatory provisions of the Delaware General Corporation Law or the provisions of the certificate of incorporation of the Corporation, such provisions of the Delaware General Corporation Law or the certificate of incorporation of the Corporation, as the case may be, will be controlling.

                              ARTICLE ONE: OFFICES

      1.1 Registered Office and Agent. The registered office and registered agent of the Corporation shall be as designated from time to time by the appropriate filing by the Corporation in the office of the Secretary of State of the State of Delaware.

      1.2 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the board of directors may from time to time determine or as the business of the Corporation may require.

                      ARTICLE TWO: MEETINGS OF STOCKHOLDERS

      2.1 Annual Meeting. An annual meeting of stockholders of the Corporation shall be held each calendar year on such date and at such time as shall be designated from time to time by the board of directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. At such meeting, the stockholders shall elect directors and transact such other business as may properly be brought before the meeting.

      2.2 Special Meeting. A special meeting of the stockholders may be called at any time by the Chairman of the Board, the Chief Executive Officer, the President, the board of directors, and shall be called by the President or the Secretary at the request in writing of the stockholders of record of not less than ten percent of all shares entitled to vote at such meeting or as otherwise provided by the certificate of incorporation of the Corporation. A special meeting shall be held on such date and at such time as shall be designated by the person(s) calling the meeting and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. Only such business shall be transacted at a special meeting as may be stated or indicated in the notice of such meeting or in a duly executed waiver of notice of such meeting.

      2.3 Place of Meetings. An annual meeting of stockholders may be held at any place within or without the State of Delaware designated by the board of directors. A special meeting of stockholders may be held at any place within or without the State of Delaware designated in the notice of the meeting or a duly executed waiver of notice of such meeting. Meetings of stockholders shall be held at the principal office of the Corporation unless another place is designated for meetings in the manner provided herein.

      2.4 Notice. Written or printed notice stating the place, day, and time of each meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be delivered not less than ten nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person(s) calling the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is to be sent by mail, it shall be directed to such stockholder at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, in which case it shall be directed to him at such other address. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy.

      2.5 Voting List. At least ten days before each meeting of stockholders, the Secretary or other officer of the Corporation who has charge of the Corporation's stock ledger, either directly or through another officer appointed by him or through a transfer agent appointed by the board of directors, shall prepare a complete list of stockholders entitled to vote thereat, arranged in alphabetical order and showing the address of each stockholder and number of shares registered in the name of each stockholder. For a period of ten days prior to such meeting, such list shall be kept on file at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting or a duly executed waiver of notice of such meeting or, if not so specified, at the place where the meeting is to be held and shall be open to examination by any stockholder during ordinary business hours. Such list shall be produced at such meeting and kept at the meeting at all times during such meeting and may be inspected by any stockholder who is present.

      2.6 Quorum. The holders of a majority of the outstanding shares entitled to vote on a matter, present in person or by proxy, shall constitute a quorum at any meeting of stockholders, except as otherwise provided by law, the certificate of incorporation of the Corporation, or these bylaws. If a quorum shall not be present, in person or by proxy, at any meeting of stockholders, the stockholders entitled to vote thereat who are present, in person or by proxy, or, if no stockholder entitled to vote is present, any officer of the Corporation may adjourn the meeting from time to time, without notice other than announcement at the meeting (unless the board of directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum shall be present, in person or by proxy. At any adjourned meeting at which a quorum shall be present, in person or by proxy, any business may be transacted which may have been transacted at the original meeting had a quorum been present; provided that, if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

      2.7 Required Vote; Withdrawal of Quorum. When a quorum is present at any meeting, the vote of the holders of at least a majority of the outstanding shares entitled to vote who are present, in person or by proxy, shall decide any question brought before such meeting, unless the question is one on which, by express provision of statute, the certificate of incorporation of the Corporation, or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

      2.8 Method of Voting; Proxies. Except as otherwise provided in the certificate of incorporation of the Corporation or by law, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Elections of directors need not be by written ballot. At any meeting of stockholders, every stockholder having the right to vote may vote either in person or by a proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact. Each such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after three years from the date of its execution, unless otherwise provided in the proxy. If no date is stated in a proxy, such proxy shall be presumed to have been executed on the date of the meeting at which it is to be voted. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power or unless otherwise made irrevocable by law.

      2.9 Record Date. (a) For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, for any such determination of stockholders, such date in any case to be not more than 60 days and not less than ten days prior to such meeting nor more than 60 days prior to any other action. If no record date is fixed:

            (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

            (ii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

            (iii) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

      (b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by law or these bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office in the State of Delaware, principal place of business, or such officer or agent shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by law or these bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action.

      2.10 Conduct of Meeting. The Chairman of the Board, if such office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the Chief Executive Officer or the President shall preside at all meetings of stockholders. The Secretary shall keep the records of each meeting of stockholders. In the absence or inability to act of any such officer, such officer's duties shall be performed by the officer given the authority to act for such absent or non-acting officer under these bylaws or by some person appointed by the meeting.

      2.11 Inspectors. The board of directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request, or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

                            ARTICLE THREE: DIRECTORS

      3.1 Management. The business and property of the Corporation shall be managed by the board of directors. Subject to the restrictions imposed by law, the certificate of incorporation of the Corporation, or these bylaws, the board of directors may exercise all the powers of the Corporation.

      3.2 Number; Qualification; Election; Term. The number of directors which shall constitute the entire board of directors shall be not less than one. The first board of directors shall consist of the number of directors named in the certificate of incorporation of the Corporation or, if no directors are so named, shall consist of the number of directors elected by the incorporator(s) at an organizational meeting or by unanimous written consent in lieu thereof. Thereafter, within the limits above specified, the number of directors which shall constitute the entire board of directors shall be determined by resolution of the board of directors or by resolution of the stockholders at the annual meeting thereof or at a special meeting thereof called for that purpose. Except as otherwise required by law, the certificate of incorporation of the Corporation, or these bylaws, the directors shall be elected at an annual meeting of stockholders at which a quorum is present. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Each director so chosen shall hold office until the first annual meeting of stockholders held after his election and until his successor is elected and qualified or, if earlier, until his death, resignation, or removal from office. None of the directors need be a stockholder of the Corporation or a resident of the State of Delaware. Each director must have attained the age of majority.

      3.3 Change in Number. No decrease in the number of directors constituting the entire board of directors shall have the effect of shortening the term of any incumbent director.

      3.4 Removal. Except as otherwise provided in the certificate of incorporation of the Corporation or these bylaws, at any meeting of stockholders called expressly for that purpose, any director or the entire board of directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote on the election of directors; provided, however, that so long as stockholders have the right to cumulate votes in the election of directors pursuant to the certificate of incorporation of the Corporation, if less than the entire board of directors is to be removed, no one of the directors may be removed if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors.

      3.5 Vacancies. Vacancies and newly-created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by the sole remaining director, and each director so chosen shall hold office until the first annual meeting of stockholders held after his election and until his successor is elected and qualified or, if earlier, until his death, resignation, or removal from office. If there are no directors in office, an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly-created directorship, the directors then in office shall constitute less than a majority of the whole board of directors (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly-created directorships or to replace the directors chosen by the directors then in office. Except as otherwise provided in these bylaws, when one or more directors shall resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in these bylaws with respect to the filling of other vacancies.

      3.6 Meetings of Directors. The directors may hold their meetings and may have an office and keep the books of the Corporation, except as otherwise provided by statute, in such place or places within or without the State of Delaware as the board of directors may from time to time determine or as shall be specified in the notice of such meeting or duly executed waiver of notice of such meeting.

      3.7 First Meeting. Each newly elected board of directors may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of stockholders, and no notice of such meeting shall be necessary.

      3.8 Election of Officers. At the first meeting of the board of directors after each annual meeting of stockholders at which a quorum shall be present, the board of directors shall elect the officers of the Corporation.

      3.9 Regular Meetings. Regular meetings of the board of directors shall be held at such times and places as shall be designated from time to time by resolution of the board of directors. Notice of such regular meetings shall not be required.

      3.10 Special Meetings. Special meetings of the board of directors shall be held whenever called by the Chairman of the Board, the Chief Executive Officer, the President, or any director.

      3.11 Notice. The Secretary shall give notice of each special meeting to each director at least 24 hours before the meeting. Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

      3.12 Quorum; Majority Vote. At all meetings of the board of directors, a majority of the directors fixed in the manner provided in these bylaws shall constitute a quorum for the transaction of business. If at any meeting of the board of directors there be less than a quorum present, a majority of those present or any director solely present may adjourn the meeting from time to time without further notice. Unless the act of a greater number is required by law, the certificate of incorporation of the Corporation, or these bylaws, the act of a majority of the directors present at a meeting at which a quorum is in attendance shall be the act of the board of directors. At any time that the certificate of incorporation of the Corporation provides that directors elected by the holders of a class or series of stock shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of directors shall refer to a majority or other proportion of the votes of such directors.

      3.13 Procedure. At meetings of the board of directors, business shall be transacted in such order as from time to time the board of directors may determine. The Chairman of the Board, if such office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the Chief Executive Officer or the President shall preside at all meetings of the board of directors. In the absence or inability to act of either such officer, a chairman shall be chosen by the board of directors from among the directors present. The Secretary of the Corporation shall act as the secretary of each meeting of the board of directors unless the board of directors appoints another person to act as secretary of the meeting. The board of directors shall keep regular minutes of its proceedings which shall be placed in the minute book of the Corporation.

      3.14 Presumption of Assent. A director of the Corporation who is present at the meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward any dissent by certified or registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

      3.15 Compensation. The board of directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, paid to directors for attendance at regular or special meetings of the board of directors or any committee thereof; provided, that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity or receiving compensation therefor.

                            ARTICLE FOUR: COMMITTEES

      4.1 Designation. The board of directors may, by resolution adopted by a majority of the entire board of directors, designate one or more committees.

      4.2 Number; Qualification; Term. Each committee shall consist of one or more directors appointed by resolution adopted by a majority of the entire board of directors. The number of committee members may be increased or decreased from time to time by resolution adopted by a majority of the entire board of directors. Each committee member shall serve as such until the earliest of (i) the expiration of his term as director, (ii) his resignation as a committee member or as a director, or (iii) his removal as a committee member or as a director.

      4.3 Authority. Each committee, to the extent expressly provided in the resolution establishing such committee, shall have and may exercise all of the authority of the board of directors in the management of the business and property of the Corporation except to the extent expressly restricted by law, the certificate of incorporation of the Corporation, or these bylaws.

      4.4 Committee Changes. The board of directors shall have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee.

      4.5 Alternate Members of Committees. The board of directors may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. If no alternate committee members have been so appointed to a committee or each such alternate committee member is absent or disqualified, the member or members of such committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

      4.6 Regular Meetings. Regular meetings of any committee may be held without notice at such time and place as may be designated from time to time by the committee and communicated to all members thereof.

      4.7 Special Meetings. Special meetings of any committee may be held whenever called by any committee member. The committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each committee member at least two days before such special meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee need be specified in the notice or waiver of notice of any special meeting.

      4.8 Quorum; Majority Vote. At meetings of any committee, a majority of the number of members designated by the board of directors shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is in attendance shall be the act of a committee, unless the act of a greater number is required by law, the certificate of incorporation of the Corporation, or these bylaws.

      4.9 Minutes. Each committee shall cause minutes of its proceedings to be prepared and shall report the same to the board of directors upon the request of the board of directors. The minutes of the proceedings of each committee shall be delivered to the Secretary of the Corporation for placement in the minute books of the Corporation.

      4.10 Compensation. Committee members may, by resolution of the board of directors, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary.

      4.11 Responsibility. The designation of any committee and the delegation of authority to it shall not operate to relieve the board of directors or any director of any responsibility imposed upon it or such director by law.

                              ARTICLE FIVE: NOTICE

      5.1 Method. Whenever by statute, the certificate of incorporation of the Corporation, or these bylaws, notice is required to be given to any committee member, director, or stockholder and no provision is made as to how such notice shall be given, personal notice shall not be required and any such notice may be given (a) in writing, by mail, postage prepaid, addressed to such committee member, director, or stockholder at his address as it appears on the books or (in the case of a stockholder) the stock transfer records of the Corporation, or
(b) by any other method permitted by law (including but not limited to overnight courier service, telegram, telex, or telefax). Any notice required or permitted to be given by mail shall be deemed to be delivered and given at the time when the same is deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be delivered and given at the time delivered to such service with all charges prepaid and addressed as aforesaid. Any notice required or permitted to be given by telegram, telex, or telefax shall be deemed to be delivered and given at the time transmitted with all charges prepaid and addressed as aforesaid.

      5.2 Waiver. Whenever any notice is required to be given to any stockholder, director, or committee member of the Corporation by statute, the certificate of incorporation of the Corporation, or these bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a stockholder, director, or committee member at a meeting shall constitute a waiver of notice of such meeting, except where such person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                             ARTICLE SIX: OFFICERS

      6.1 Number; Titles; Term of Office. The officers of the Corporation shall be a President, a Secretary, and such other officers as the board of directors may from time to time elect or appoint, including a Chairman of the Board, a Chief Executive Officer, one or more Vice Presidents (with each Vice President to have such descriptive title, if any, as the board of directors shall determine), and a Treasurer. Each officer shall hold office until his successor shall have been duly elected and shall have qualified, until his death, or until he shall resign or shall have been removed in the manner hereinafter provided. Any two or more offices may be held by the same person. None of the officers need be a stockholder or a director of the Corporation or a resident of the State of Delaware.

      6.2 Removal. Any officer or agent elected or appointed by the board of directors may be removed by the board of directors whenever in its judgment the best interest of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

      6.3 Vacancies. Any vacancy occurring in any office of the Corporation (by death, resignation, removal, or otherwise) may be filled by the board of directors.

      6.4 Authority. Officers shall have such authority and perform such duties in the management of the Corporation as are provided in these bylaws or as may be determined by resolution of the board of directors not inconsistent with these bylaws.

      6.5 Compensation. The compensation, if any, of officers and agents shall be fixed from time to time by the board of directors; provided, however, that the board of directors may delegate the power to determine the compensation of any officer and agent (other than the officer to whom such power is delegated) to the Chairman of the Board, the Chief Executive Officer, or the President.

      6.6 Chairman of the Board. The Chairman of the Board, if elected by the board of directors, shall have such powers and duties as may be prescribed by the board of directors. Such officer shall preside at all meetings of the stockholders and of the board of directors. Such officer may sign all certificates for shares of stock of the Corporation.

      6.7 Chief Executive Officer. The Chief Executive Officer, if elected by the board of directors, shall, subject to the board of directors, have general executive charge, management and control of the properties and operations of the Corporation in the ordinary course of its business, with all such powers with respect to such properties and operations as may be reasonably incident to such responsibilities. If the board of directors has not elected a Chairman of the Board or in the absence or inability to act of the Chairman of the Board, the Chief Executive Officer shall exercise all of the powers and discharge all of the duties of the Chairman of the Board. As between the Corporation and third parties, any action taken by the Chief Executive Officer in the performance of the duties of the Chairman of the Board shall be conclusive evidence that there is no Chairman of the Board or that the Chairman of the Board is absent or unable to act.

      6.8 President. The President shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the Chief Executive Officer. If the board of directors has not elected a Chief Executive Officer or in the absence or inability to act of the Chief Executive Officer, the President shall exercise all of the powers and discharge all of the duties of the Chief Executive Officer. As between the Corporation and third parties, any action taken by the President in the performance of the duties of the Chief Executive Officer shall be conclusive evidence that there is no Chief Executive Officer or that the Chief Executive Officer is absent or unable to act.

      6.9 Vice Presidents. Each Vice President shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, the Chief Executive Officer or the President, and (in order of their seniority as determined by the board of directors or, in the absence of such determination, as determined by the length of time they have held the office of Vice President) shall exercise the powers of the President during that officer's absence or inability to act. As between the Corporation and third parties, any action taken by a Vice President in the performance of the duties of the President shall be conclusive evidence of the absence or inability to act of the President at the time such action was taken.

      6.10 Treasurer. The Treasurer shall have custody of the Corporation's funds and securities, shall keep full and accurate account of receipts and disbursements, shall deposit all monies and valuable effects in the name and to the credit of the Corporation in such depository or depositories as may be designated by the board of directors, and shall perform such other duties as may be prescribed by the board of directors, the Chairman of the Board, the Chief Executive Officer, or the President.

      6.11 Assistant Treasurers. Each Assistant Treasurer shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, the Chief Executive Officer, or the President. The Assistant Treasurers (in the order of their seniority as determined by the board of directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Treasurer) shall exercise the powers of the Treasurer during that officer's absence or inability to act.

      6.12 Secretary. Except as otherwise provided in these bylaws, the Secretary shall keep the minutes of all meetings of the board of directors and of the stockholders in books provided for that purpose, and he shall attend to the giving and service of all notices. He may sign with the Chairman of the Board, the Chief Executive Officer, or the President, in the name of the Corporation, all contracts of the Corporation and affix the seal of the Corporation thereto. He may sign with the Chairman of the Board, the Chief Executive Officer, or the President all certificates for shares of stock of the Corporation, and he shall have charge of the certificate books, transfer books, and stock papers as the board of directors may direct, all of which shall at all reasonable times be open to inspection by any director upon application at the office of the Corporation during business hours. He shall in general perform all duties incident to the office of the Secretary, subject to the control of the board of directors, the Chairman of the Board, the Chief Executive Officer, and the President.

      6.13 Assistant Secretaries. Each Assistant Secretary shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, the Chief Executive Officer, or the President. The Assistant Secretaries (in the order of their seniority as determined by the board of directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Secretary) shall exercise the powers of the Secretary during that officer's absence or inability to act.

                  ARTICLE SEVEN: CERTIFICATES AND SHAREHOLDERS

      7.1 Certificates for Shares. Certificates for shares of stock of the Corporation shall be in such form as shall be approved by the board of directors. The certificates shall be signed by the Chairman of the Board, the Chief Executive Officer or the President or a Vice President and also by the Secretary or an Assistant Secretary or by the Treasurer or an Assistant Treasurer. Any and all signatures on the certificate may be a facsimile and may be sealed with the seal of the Corporation or a facsimile thereof. If any officer, transfer agent, or registrar who has signed, or whose facsimile signature has been placed upon, a certificate has ceased to be such officer, transfer agent, or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. The certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder's name and the number of shares.

      7.2 Replacement of Lost or Destroyed Certificates. The board of directors may direct a new certificate or certificates to be issued in place of a certificate or certificates theretofore issued by the Corporation and alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate or certificates representing shares to be lost or destroyed. When authorizing such issue of a new certificate or certificates the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond with a surety or sureties satisfactory to the Corporation in such sum as it may direct as indemnity against any claim, or expense resulting from a claim, that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost or destroyed.

      7.3 Transfer of Shares. Shares of stock of the Corporation shall be transferable only on the books of the Corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the Corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

      7.4 Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

      7.5 Regulations. The board of directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer, and registration or the replacement of certificates for shares of stock of the Corporation.

      7.6 Legends. The board of directors shall have the power and authority to provide that certificates representing shares of stock bear such legends as the board of directors deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law.

                     ARTICLE EIGHT: MISCELLANEOUS PROVISIONS

      8.1 Dividends. Subject to provisions of law and the certificate of incorporation of the Corporation, dividends may be declared by the board of directors at any regular or special meeting and may be paid in cash, in property, or in shares of stock of the Corporation. Such declaration and payment shall be at the discretion of the board of directors.

      8.2 Reserves. There may be created by the board of directors out of funds of the Corporation legally available therefor such reserve or reserves as the directors from time to time, in their discretion, consider proper to provide for contingencies, to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the board of directors shall consider beneficial to the Corporation, and the board of directors may modify or for a purpose which is not opposed to the best interests of the corporation.

      8.3 Books and Records. The Corporation shall keep correct and complete books and records of account, shall keep minutes of the proceedings of its stockholders and board of directors and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

      8.4 Fiscal Year. The fiscal year of the Corporation shall be fixed by the board of directors; provided, that if such fiscal year is not fixed by the board of directors and the selection of the fiscal year is not expressly deferred by the board of directors, the fiscal year shall be the calendar year.

      8.5 Seal. The seal of the Corporation shall be such as from time to time may be approved by the board of directors.

      8.6 Resignations. Any director, committee member, or officer may resign by so stating at any meeting of the board of directors or by giving written notice to the board of directors, the Chairman of the Board, the Chief Executive Officer, the President, or the Secretary. Such resignation shall take effect at the time specified therein or, if no time is specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

      8.7 Securities of Other Corporations. The Chairman of the Board, the Chief Executive Officer, the President, or any Vice President of the Corporation shall have the power and authority to transfer, endorse for transfer, vote, consent, or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute, and deliver any waiver, proxy, or consent with respect to any such securities.

      8.8 Telephone Meetings. Stockholders (acting for themselves or through a proxy), members of the board of directors, and members of a committee of the board of directors may participate in and hold a meeting of such stockholders, board of directors, or committee by means of a conference telephone or similar communications equipment by means of which persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

      8.9 Action Without a Meeting. (a) Unless otherwise provided in the certificate of incorporation of the Corporation, any action required by the Delaware General Corporation Law to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders (acting for themselves or through a proxy) of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which the holders of all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent of stockholders shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by this Section 8.9(a) to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office, principal place of business, or such officer or agent shall be by hand or by certified or registered mail, return receipt requested.

      (b) Unless otherwise restricted by the certificate of incorporation of the Corporation or by these bylaws, any action required or permitted to be taken at a meeting of the board of directors, or of any committee of the board of directors, may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by all the directors or all the committee members, as the case may be, entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a vote of such directors or committee members, as the case may be, and may be stated as such in any certificate or document filed with the Secretary of State of the State of Delaware or in any certificate delivered to any person. Such consent or consents shall be filed with the minutes of proceedings of the board or committee, as the case may be.

      8.10 Invalid Provisions. If any part of these bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as it is possible and reasonable, shall remain valid and operative.

      8.11 Mortgages, etc. With respect to any deed, deed of trust, mortgage, or other instrument executed by the Corporation through its duly authorized officer or officers, the attestation to such execution by the Secretary of the Corporation shall not be necessary to constitute such deed, deed of trust, mortgage, or other instrument a valid and binding obligation against the Corporation unless the resolutions, if any, of the board of directors authorizing such execution expressly state that such attestation is necessary.

      8.12 Headings. The headings used in these bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

      8.13 References. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender should include each other gender where appropriate.

      8.14 Amendments. These bylaws may be altered, amended, or repealed or new bylaws may be adopted by the stockholders or by the board of directors at any regular meeting of the stockholders or the board of directors or at any special meeting of the stockholders or the board of directors if notice of such alteration, amendment, repeal, or adoption of new bylaws be contained in the notice of such special meeting.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

      The undersigned, being the Secretary of the Corporation, hereby certifies that the foregoing bylaws were adopted by the consent of the board of directors of the Corporation as of August 22, 1995.


                                              /s/ Paul L. Barrett
                                              ----------------------------------
                                              Paul L. Barrett
                                              Secretary

                                   AMENDED AND

                                 RESTATED BYLAWS

                                       OF

                            REDMAN INDUSTRIES, INC.


                             A Delaware Corporation

                                TABLE OF CONTENTS


                              ARTICLE ONE: OFFICES

1.1   Registered Office and Agent .........................................    1
1.2   Other Offices........................................................    1

                       ARTICLE TWO: MEETINGS OF STOCKHOLDERS

2.1   Annual Meeting ......................................................    1
2.2   Special Meeting .....................................................    2
2.3   Place of Meetings ...................................................    2
2.4   Notice ..............................................................    2
2.5   Notice of Stockholder Business; Nomination of Director Candidates ...    2
2.6   Voting List .........................................................    4
2.7   Quorum ..............................................................    4
2.8   Required Vote; Withdrawal of Quorum .................................    4
2.9   Method of Voting; Proxies ...........................................    4
2.10  Record Date .........................................................    5
2.11  Conduct of Meeting ..................................................    5
2.12  Inspectors ..........................................................    5

                             ARTICLE THREE: DIRECTORS

3.1   Management ..........................................................    6
3.2   Number; Qualification; Election; Term ...............................    6
3.3   Change in Number ....................................................    7
3.4   Removal; Vacancies ..................................................    7
3.5   Meetings of Directors ...............................................    8
3.6   First Meeting .......................................................    8
3.7   Election of Officers ................................................    8
3.8   Regular Meetings ....................................................    8
3.9   Special Meetings ....................................................    8
3.10  Notice ..............................................................    8
3.11  Quorum; Majority Vote ...............................................    8
3.12  Procedure ...........................................................    8
3.13  Presumption of Assent ...............................................    9
3.14  Compensation ........................................................    9

                             ARTICLE FOUR: COMMITTEES

4.1   Designation .........................................................    9
4.2   Number; Qualification; Term .........................................    9
4.3   Authority ...........................................................    9

4.4   Committee Changes ...................................................    9
4.5   Alternate Members of Committees .....................................    9
4.6   Regular Meetings ....................................................   10
4.7   Special Meetings ....................................................   10
4.8   Quorum; Majority Vote ...............................................   10
4.9   Minutes .............................................................   10
4.10  Compensation ........................................................   10
4.11  Responsibility ......................................................   10

                               ARTICLE FIVE: NOTICE

5.1   Method ..............................................................   10
5.2   Waiver ..............................................................   11

                              ARTICLE SIX: OFFICERS

6.1   Number; Titles; Term of Office ......................................   11
6.2   Removal .............................................................   11
6.3   Vacancies ...........................................................   11
6.4   Authority ...........................................................   11
6.5   Compensation ........................................................   12
6.6   Chairman of the Board ...............................................   12
6.7   President ...........................................................   12
6.8   Vice Presidents .....................................................   12
6.9   Treasurer ...........................................................   12
6.10  Assistant Treasurers ................................................   12
6.11  Secretary ...........................................................   13
6.12  Assistant Secretaries ...............................................   13

                   ARTICLE SEVEN: CERTIFICATES AND STOCKHOLDERS

7.1   Certificates for Shares .............................................   13
7.2   Replacement of Lost or Destroyed Certificates .......................   13
7.3   Transfer of Shares ..................................................   14
1.4   Registered Stockholders .............................................   14
7.5   Regulations .........................................................   14
7.6   Legends .............................................................   14

                     ARTICLE EIGHT: MISCELLANEOUS; PROVISIONS

8.1   Dividends ...........................................................   14
8.2   Reserves.............................................................   14
8.3   Books and Records ...................................................   14
8.4   Fiscal Year .........................................................   15
8.5   Seal ................................................................   15

8.6   Resignations ........................................................   15
8.7   Securities of Other Corporations ....................................   15
8.8   Telephone Meetings ..................................................   15
8.9   Action Without a Meeting ............................................   15
8.10  Invalid Provisions ..................................................   16
8.11  Mortgages ...........................................................   16
8.12  Headings ............................................................   16
8.13  References ..........................................................   16
8.14  Amendments ..........................................................   16

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                             REDMAN INDUSTRIES, INC.

                             A Delaware Corporation



                                    PREAMBLE



         These Bylaws are subject to, and governed by, the General Corporation Law of the State of Delaware (the "Delaware Corporation Law") and the certificate of incorporation of Redman Industries, Inc., a Delaware corporation (the "Corporation"). In the event of a direct conflict between the provisions of these Bylaws and the mandatory provisions of the Delaware Corporation Law or the provisions of the certificate of incorporation of the Corporation, such provisions of the Delaware Corporation Law or the certificate of incorporation of the Corporation, as the case may be, will be controlling. These Bylaws will become effective on the effective date of the Corporation's Registration Statement on Form S-l (No. 33-65970), as amended, with respect to the initial public offering of shares of common stock of the Corporation.

                              ARTICLE ONE: OFFICES

         1.1 Registered Office and Agent. The registered office and registered agent of the Corporation shall be as designated from time to time by the appropriate filing by the Corporation in the office of the Secretary of State of the State of Delaware.

         1.2 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the board of directors may from time to time determine or as the business of the Corporation may require.

                      ARTICLE TWO: MEETINGS OF STOCKHOLDERS

         2.1 Annual Meeting. An annual meeting of stockholders of the Corporation shall be held each calendar year on such date and at such time as shall be designated from time to time by the board of directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. At such meeting, the stockholders shall elect directors and transact such other business as may be properly brought before the meeting.

         2.2 Special Meeting. A special meeting of the stockholders may be called by the board of directors pursuant to a resolution adopted by a majority of the Classified Directors (as defined in Section 3.2 hereof) then serving, by the Chairman of the Board, or by any holder or holders of record of at least 25% of the outstanding shares of capital stock of the Corporation then entitled to vote on any matter for which the respective special meeting is being called (considered for this purpose as one class). A special meeting shall be held on such date and at such time as shall be designated by the person(s) calling the meeting and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. Only such business shall be transacted at a special meeting as may be stated or indicated in the notice of such meeting given in accordance with these Bylaws or in a duly executed waiver of notice of such meeting.

         2.3 Place of Meetings. An annual meeting of stockholders may be held at any place within or without the State of Delaware designated by the board of directors. A special meeting of stockholders may be held at any place within or without the State of Delaware designated in the notice of the meeting or a duly executed waiver of notice of such meeting. Meetings of stockholders shall be held at the principal office of the Corporation unless another place is designated for meetings in the manner provided herein.

         2.4 Notice. Written or printed notice stating the place, day, and time of each meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be delivered not less than ten nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person(s) calling the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is to be sent by mail, it shall be directed to such stockholder at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, in which case it shall be directed to him at such other address. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy.

         2.5 Notice of Stockholder Business; Nomination of Director Candidates.

                  (a) At annual or special meetings of the stockholders, only such business shall be conducted as shall have been brought before the meetings (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the board of directors, or (iii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 2.5, who shall be entitled to vote at such meeting, and who complies with the notice procedures set forth in this Section 2.5.

                  (b) Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as directors. Nominations of persons for election to the board of directors may be made at an annual or special meeting of stockholders (i) by or at the direction of the board of directors, (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 2.5, who shall be entitled to vote for the election of directors at the meeting, and who complies with the notice procedures set forth in this Section 2.5.

                  (c) A stockholder must give timely, written notice to the Secretary of the Corporation to nominate directors at an annual or special meeting pursuant to Section 2.5(b) hereof or to propose business to be brought before an annual or special meeting pursuant to clause (iii) of Section 2.5(a) hereof. To be timely in the case of an annual meeting, a stockholder's notice must be received at the principal executive offices of the Corporation not less than 120 days before the first anniversary of the preceding year's annual meeting (or by April 30 with respect to the 1994 annual meeting). To be timely in the case of a special meeting or in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, a stockholder's notice must be received at the principal executive offices of the Corporation no later than the close of business on the tenth day following the earlier of the day on which notice of the meeting date was mailed or public disclosure of the meeting date was made. Such stockholder's notice shall set forth (i) with respect to each matter, if any, that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) with respect to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director) that is required under the Securities Exchange Act of 1934, as amended, (iii) the name and address, as they appear on the Corporation's records, of the stockholder proposing such business or nominating such persons (as the case may be), and the name and address of the beneficial owner, if any, on whose behalf the proposal or nomination is made, (iv) the class and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal or nomination is made, and (v) any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the proposal or nomination is made may respectively have in such business or with such nominee. At the request of the board of directors, any person nominated for election as a director shall furnish to the Secretary of the Corporation the information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

                  (d) Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted, and no person shall be nominated to serve as a director, at an annual or special meeting of stockholders, except in accordance with the procedures set forth in this Section 2.5 and elsewhere in these Bylaws. The chairman of the meeting shall, if the facts warrant, determine that business was not properly brought before the meeting, or that a nomination was not made, in accordance with the procedures prescribed by these Bylaws and, if he shall so determine, he shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted and any defective nomination shall be disregarded. Notwithstanding the foregoing provisions of these Bylaws, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section 2.5.

         2.6 Voting List. At least ten days before each meeting of stockholders, the Secretary or other officer of the Corporation who has charge of the Corporation's stock ledger, either directly or through another officer appointed by him or through a transfer agent appointed by the board of directors, shall prepare a complete list of stockholders entitled to vote thereat, arranged in alphabetical order and showing the address of each stockholder and number of shares of capital stock registered in the name of each stockholder. For a period of ten days prior to such meeting, such list shall be kept on file at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting or a duly executed waiver of notice of such meeting or, if not so specified, at the place where the meeting is to be held and shall be open to examination by any stockholder during ordinary business hours. Such list shall be produced at such meeting and kept at the meeting at all times during such meeting and may be inspected by any stockholder who is present.

         2.7 Quorum. The holders of a majority of the outstanding shares of capital stock entitled to vote on a matter, present in person or by proxy, shall constitute a quorum at any meeting of stockholders, except as otherwise provided by law, the certificate of incorporation of the Corporation, or these Bylaws. If a quorum shall not be present, in person or by proxy, at any meeting of stockholders, the stockholders entitled to vote thereat who are present, in person or by proxy (or, if no stockholder entitled to vote is present, any officer of the Corporation), may adjourn the meeting from time to time without notice other than announcement at the meeting (unless the board of directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum shall be present, in person or by proxy. At any adjourned meeting at which a quorum shall be present, in person or by proxy, any business may be transacted which may have been transacted at the original meeting had a quorum been present; provided that, if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

         2.8 Required Vote; Withdrawal of Quorum. When a quorum is present at any meeting, the vote of the holders of at least a majority of the outstanding shares of capital stock entitled to vote thereat who are present, in person or by proxy, shall decide any question brought before such meeting, unless the question is one on which, by express provision of law, the certificate of incorporation of the Corporation, or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

         2.9 Method of Voting; Proxies. Except as otherwise provided in the certificate of incorporation of the Corporation or by law, each outstanding share of capital stock, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Elections of directors need not be by written ballot. At any meeting of stockholders, every stockholder having the right to vote may vote either in person or by a proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact. Each such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after three years from the date of its execution, unless otherwise provided in the proxy. If no date is stated in a proxy, such proxy shall be presumed to have been executed on the date of the meeting at which it is to be voted. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power or unless otherwise made irrevocable by law.

         2.10 Record Date. For the purpose of determining stockholders entitled
(a) to notice of or to vote at any meeting of stockholders or any adjournment thereof, (b) to receive payment of any dividend or other distribution or allotment of any rights, or (c) to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, for any such determination of stockholders, such date in any case to be not more than 60 days and not less than ten days prior to such meeting nor more than 60 days prior to any other action. If no record date is fixed:

                  (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

                  (ii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

                  (iii) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

         2.11 Conduct of Meeting. The Chairman of the Board, if such office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the President shall preside at all meetings of stockholders. The Secretary shall keep the records of each meeting of stockholders. In the absence or inability to act of any such officer, such officer's duties shall be performed by the officer given the authority to act for such absent or non-acting officer under these Bylaws or by some person appointed by the meeting.

         2.12 Inspectors. The board of directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count, and tabulate all votes, ballots, or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request, or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

                            ARTICLE THREE: DIRECTORS

         3.1 Management. The business and property of the Corporation shall be managed by the board of directors. Subject to the restrictions imposed by law, the certificate of incorporation of the Corporation, or these Bylaws, the board of directors may exercise all the powers of the Corporation.

         3.2 Number; Qualification; Election; Term. The board of directors shall consist of no fewer than five and no more than nine directors (plus such number of directors as may be elected from time to time pursuant to the terms of any series of preferred stock that may be issued and outstanding from time to time). The directors of the Corporation (exclusive of directors who are elected pursuant to the terms of, and serve as representatives of the holders of, any series of preferred stock of the Corporation) shall be referred to herein as "Classified Directors" and shall be divided into three classes, with the first class referred to herein as "Class 1," the second class as "Class 2," and the third class as "Class 3." Each class shall consist as nearly as possible of one-third (l/3) of the total number of directors making up the entire board of directors. The term of office of the initial Class 1 directors shall expire at the 1994 annual meeting of stockholders, the term of office of the initial Class 2 directors shall expire at the 1995 annual meeting of stockholders, and the term of office of the initial Class 3 directors shall expire at the 1996 annual meeting of stockholders, with each director to hold office until his successor shall have been duly elected and qualified. At each annual meeting of stockholders, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his successor shall have been duly elected and qualified.

         Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by the Corporation shall have the right, voting separately by series or by class (excluding holders of common stock), to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies, and other features of such directorships shall be governed by the terms of the certificate of incorporation (including any amendment to the certificate of incorporation that designates a series of preferred stock), and such directors so elected by the holders of preferred stock shall not be divided into classes pursuant to this Section 3.2 unless expressly provided by the terms of the certificate of incorporation.

         3.3 Change in Number. No decrease in the number of directors constituting the entire board of directors shall have the effect of shortening the term of any incumbent director.

         3.4 Removal; Vacancies.

                  (a) Any or all Classified Directors may be removed, with cause, at any annual or special meeting of stockholders, upon the affirmative vote of the holders of a majority of the outstanding shares of each class of capital stock then entitled to vote in person or by proxy at an election of such Classified Directors, provided that notice of the intention to act upon such matter shall have been given in the notice calling such meeting. Newly created directorships resulting from any increase in the authorized number of Classified Directors and any vacancies occurring in the board of directors caused by death, resignation, retirement, disqualification, removal or other termination from office of any Classified Directors may be filled by the vote of a majority of the Classified Directors then in office, though less than a quorum, or by the affirmative vote, at any annual meeting or any special meeting of the stockholders called for the purpose of filling such directorship, of the holders of a majority of the outstanding shares of each class of capital stock then entitled to vote in person or by proxy at an election of such Classified Directors. Each successor Classified Director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his respective successor shall have been duly elected and qualified.

                  (b) Unless otherwise provided by the terms of the certificate of incorporation (including any amendment thereto that designates a series of preferred stock), any or all directors other than Classified Directors may be removed, with or without cause, at any annual or special meeting of stockholders, upon the affirmative vote of the holders of a majority of the outstanding shares of each class of capital stock then entitled to vote in person or by proxy at an election of such directors, provided that notice of the intention to act upon such matter shall have been given in the notice calling such meeting. Unless otherwise provided by the terms of the certificate of incorporation (including any amendment thereto that designates a series of preferred stock), any vacancies occurring in the board of directors caused by death, resignation, retirement, disqualification, removal or other termination from office of any directors other than Classified Directors may be filled by the vote of a majority of the board of directors then in office, though less than a quorum, or by the affirmative vote, at any annual meeting or any special meeting of the stockholders called for the purpose of filling such directorship, of the holders of a majority of the outstanding shares of each class of capital stock then entitled to vote in person or by proxy at an election of such directors. Each successor director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his respective successor shall have been duly elected and qualified.

         3.5 Meetings of Directors. The directors may hold their meetings and may have an office and keep the records of the Corporation, except as otherwise provided by law, in such place or places within or without the State of Delaware as the board of directors may from time to time determine or as shall be specified in the notice of such meeting or duly executed waiver of notice of such meeting.

         3.6 First Meeting. Each newly elected board of directors may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of stockholders, and no notice of such meeting shall be necessary.

         3.7 Election of Officers. At the first meeting of the board of directors after each annual meeting of stockholders at which a quorum shall be present, the board of directors shall elect the officers of the Corporation.

         3.8 Regular Meetings. Regular meetings of the board of directors shall be held at such times and places as shall be designated from time to time by resolution of the board of directors. Notice of such regular meetings shall not be required.

         3.9 Special Meetings. Special meetings of the board of directors shall be held whenever called by the Chairman of the Board, the President, or any director.

         3.10 Notice. The Secretary shall give notice of each special meeting to each director at least 24 hours before the meeting. Notice of any such meeting need not be given to any director who, either before or after the meeting, submits a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him. The purpose of any special meeting shall be specified in the notice or waiver of notice of such meeting.

         3.11 Quorum; Majority Vote. At all meetings of the board of directors, a majority of the directors fixed in the manner provided in these Bylaws shall constitute a quorum for the transaction of business. If at any meeting of the board of directors there is less than a quorum present, a majority of those present or any director solely present may adjourn the meeting from time to time without further notice. Unless the act of a greater number is required by law, the certificate of incorporation of the Corporation, or these Bylaws, the act of a majority of the directors present at a meeting at which a quorum is in attendance shall be the act of the board of directors. At any time that the certificate of incorporation of the Corporation provides that directors elected by the holders of a class or series of stock shall have more or less than one vote per director on any matter, every reference in these Bylaws to a majority or other proportion of directors shall refer to a majority or other proportion of the votes of such directors.

         3.12 Procedure. At meetings of the board of directors, business shall be transacted in such order as from time to time the board of directors may determine. The Chairman of the Board, if such office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the President shall preside at all meetings of the board of directors. In the absence or inability to act of either such officer, a chairman shall be chosen by the board of directors from among the directors present. The Secretary of the Corporation shall act as the secretary of each meeting of the board of directors unless the board of directors appoints another person to act as secretary of the meeting. The board of directors shall keep regular minutes of its proceedings which shall be placed in the minute book of the Corporation.

         3.13 Presumption of Assent. A director of the Corporation who is present at the meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward any dissent by certified or registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

         3.14 Compensation. The board of directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, paid to directors for attendance at regular or special meetings of the board of directors or any committee thereof; provided, that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity or receiving compensation therefor.

                            ARTICLE FOUR: COMMITTEES

         4.1 Designation. The board of directors may, by resolution adopted by a majority of the entire board of directors, designate one or more committees.

         4.2 Number; Qualification; Term. Each committee shall consist of one or more directors appointed by resolution adopted by a majority of the entire board of directors. The number of committee members may be increased or decreased from time to time by resolution adopted by a majority of the entire board of directors. Each committee member shall serve as such until the earliest of (i) the expiration of his term as director, (ii) his resignation as a committee member or as a director, or (iii) his removal as a committee member or as a director.

         4.3 Authority. Each committee, to the extent expressly provided in the resolution establishing such committee, shall have and may exercise all of the authority of the board of directors in the management of the business and property of the Corporation except to the extent expressly restricted by such resolution or by law, the certificate of incorporation of the Corporation, or these Bylaws.

         4.4 Committee Changes. The board of directors shall have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee.

         4.5 Alternate Members of Committees. The board of directors may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. If no alternate committee members have been so appointed to a committee or each such alternate committee member is absent or disqualified, the member or members of such committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

         4.6 Regular Meetings. Regular meetings of any committee may be held without notice at such time and place as may be designated from time to time by the committee and communicated to all members thereof.

         4.7 Special Meetings. Special meetings of any committee may be held whenever called by any committee member. The committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each committee member at least two days before such special meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee need be specified in the notice or waiver of notice of any special meeting.

         4.8 Quorum; Majority Vote. At meetings of any committee, a majority of the number of members designated by the board of directors shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is in attendance shall be the act of a committee, unless the act of a greater number is required by law, the certificate of incorporation of the Corporation, or these Bylaws.

         4.9 Minutes. Each committee shall cause minutes of its proceedings to be prepared and shall report the same to the board of directors upon the request of the board of directors. The minutes of the proceedings of each committee shall be delivered to the Secretary of the Corporation for placement in the minute books of the Corporation.

         4.10 Compensation. Committee members may, by resolution of the board of directors, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary.

         4.11 Responsibility. The designation of any committee and the delegation of authority to it shall not operate to relieve the board of directors or any director of any responsibility imposed upon it or such director by law.

                              ARTICLE FIVE: NOTICE

         5.1 Method. Whenever by statute, the certificate of incorporation of the Corporation, or these Bylaws, notice is required to be given to any committee member, director, or stockholder and no provision is made as to how such notice shall be given, personal notice shall not be required and any such notice may be given (a) in writing, by mail, postage prepaid, addressed to such committee member, director, or stockholder at his address as it appears on the books or (in the case of a stockholder) the stock transfer records of the Corporation, or (b) by any other method permitted by law (including but not limited to overnight courier service, telegram, telex, or telefax). Any notice required or permitted to be given by mail shall be deemed to be delivered and given at the time when the same is deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be delivered and given at the time delivered to such service with all charges prepaid and addressed as aforesaid. Any notice required or permitted to be given by telegram, telex, or telefax shall be deemed to be delivered and given at the time transmitted with all charges prepaid and addressed as aforesaid.

         5.2 Waiver. Whenever any notice is required to be given to any stockholder, director, or committee member of the Corporation by statute, the certificate of incorporation of the Corporation, or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a stockholder, director, or committee member at a meeting shall constitute a waiver of, notice of such meeting, except where such person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                              ARTICLE SIX: OFFICERS

         6.1 Number; Titles; Term of Office. The officers of the Corporation shall be a Chairman of the Board, a President, a Secretary, and such other officers as the board of directors may from time to time elect or appoint, including one or more Vice Presidents (with each Vice President to have such descriptive title, if any, as the board of directors shall determine) and a Treasurer. Each officer shall hold office until his successor shall have been duly elected and shall have qualified, until his death, or until he shall resign or shall have been removed in the manner hereinafter provided. Any two or more offices may be held by the same person. None of the officers need be a stockholder or a director of the Corporation or a resident of the State of Delaware.

         6.2 Removal. Any officer or agent elected or appointed by the board of directors may be removed by the board of directors whenever in its judgment the best interest of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

         6.3 Vacancies. Any vacancy occurring in any office of the Corporation (by death, resignation, removal, or otherwise) may be filled by the board of directors.

         6.4 Authority. Officers shall have such authority and perform such duties in the management of the Corporation as are provided in these Bylaws or as may be determined by resolution of the board of directors not inconsistent with these Bylaws.

         6.5 Compensation. The compensation, if any, of officers and agents shall be fixed from time to time by the board of directors; provided, however, that the board of directors may delegate the power to determine the compensation of any officer and agent (other than the officer to whom such power is delegated) to the Chairman of the Board or the President.

         6.6 Chairman of the Board. The Chairman of the Board shall, subject to the supervision of the board of directors of the Corporation, have the general management and control of the Corporation. Such officer shall preside at all meetings of the stockholders and of the board of directors and shall have such duties as may from time to time be assigned by the board of directors. Such officer may sign all certificates for shares of stock of the Corporation.

         6.7 President. The President shall, subject to the supervision of the board of directors of the Corporation, have general executive charge, management, and control of the properties and operations of the Corporation in the ordinary course of its business, with all such powers with respect to such properties and operations as may be reasonably incident to such responsibilities. In the absence or inability to act of the Chairman of the Board, the President shall exercise all of the powers and discharge all of the duties of the Chairman of the Board. As between the Corporation and third parties, any action taken by the President in the performance of the duties of the Chairman of the Board shall be conclusive evidence that the Chairman of the Board is absent or unable to act.

         6.8 Vice Presidents. Each Vice President shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the President, and (in order of their seniority as determined by the board of directors or, in the absence of such determination, as determined by the length of time they have held the office of Vice President) shall exercise the powers of the President during that officer's absence or inability to act. As between the Corporation and third parties, any action taken by a Vice President in the performance of the duties of the President shall be conclusive evidence of the absence or inability to act of the President at the time such action was taken.

         6.9 Treasurer. The Treasurer shall have custody of the Corporation's funds and securities, shall keep full and accurate account of receipts and disbursements, shall deposit all monies and valuable effects in the name and to the credit of the Corporation in such depository or depositories as may be designated by the board of directors, and shall perform such other duties as may be prescribed by the board of directors, the Chairman of the Board, or the President.

         6.10 Assistant Treasurers. Each Assistant Treasurer shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the President. The Assistant Treasurers (in the order of their seniority as determined by the board of directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Treasurer) shall exercise the powers of the Treasurer during that officer's absence or inability to act.

         6.11 Secretary. Except as otherwise provided in these Bylaws, the Secretary shall keep the minutes of all meetings of the board of directors and of the stockholders in books provided for that purpose, and he shall attend to the giving and service of all notices. He may sign with the Chairman of the Board or the President or any other authorized officer of the Corporation, in the name of the Corporation, all contracts of the Corporation and affix the seal of the Corporation thereto. He may sign with the Chairman of the Board or the President or any Vice President all certificates for shares of stock of the Corporation, and he shall have charge of the certificate books, transfer books, and stock papers as the board of directors may direct, all of which shall at all reasonable times be open to inspection by any director upon application at the office of the Corporation during business hours. He shall in general perform all duties incident to the office of the Secretary, subject to the control of the board of directors, the Chairman of the Board, and the President.

         6.12 Assistant Secretaries. Each Assistant Secretary shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the President. The Assistant Secretaries (in the order of their seniority as determined by the board of directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Secretary) shall exercise the powers of the Secretary during that officer's absence or inability to act.

                  ARTICLE SEVEN: CERTIFICATES AND STOCKHOLDERS

         7.1 Certificates for Shares. Certificates for shares of stock of the Corporation shall be in such form as shall be approved by the board of directors. The certificates shall be signed by the Chairman of the Board or the President or a Vice President and also by the Secretary or an Assistant Secretary or by the Treasurer or an Assistant Treasurer. Any and all signatures on the certificate may be a facsimile and may be sealed with the seal of the Corporation or a facsimile thereof. If any officer, transfer agent, or registrar who has signed, or whose facsimile signature has been placed upon, a certificate has ceased to be such officer, transfer agent, or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. The certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder's name and the number of shares.

         7.2 Replacement of Lost or Destroyed Certificates. The board of directors may direct a new certificate or certificates to be issued in place of a certificate or certificates theretofore issued by the Corporation and alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate or certificates representing shares to be lost or destroyed. When authorizing such issue of a new certificate or certificates the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond with a surety or sureties satisfactory to the Corporation in such sum as it may direct as indemnity against any claim, or expense resulting from a claim, that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost or destroyed.

         7.3 Transfer of Shares. Shares of stock of the Corporation shall be transferable only on the books of the Corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the Corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

         7.4 Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

         7.5 Regulations. The board of directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer, and registration or the replacement of certificates for shares of stock of the Corporation.

         7.6 Legends. The board of directors shall have the power and authority to provide that certificates representing shares of stock bear such legends as the board of directors deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law.

                    ARTICLE EIGHT: MISCELLANEOUS; PROVISIONS

         8.1 Dividends. Subject to provisions of law and the certificate of incorporation of the Corporation, dividends may be declared by the board of directors at any regular or special meeting and may be paid in cash, in property, or in shares of stock of the Corporation. Such declaration and payment shall be at the discretion of the board of directors.

         8.2 Reserves. There may be created by the board of directors out of funds of the Corporation legally available therefor such reserve or reserves as the directors from time to time, in their discretion, consider proper to provide for contingencies, to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the board of directors shall consider beneficial to the Corporation, and the board of directors may modify or abolish any such reserve in the manner in which it was created.

         8.3 Books and Records. The Corporation shall keep correct and complete books and records of account, shall keep minutes of the proceedings of its stockholders and board of directors and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

         8.4 Fiscal Year. The fiscal year of the Corporation shall be fixed by the board of directors.

         8.5 Seal. The seal of the Corporation shall be such as from time to time may be approved by the board of directors.

         8.6 Resignations. Any director, committee member, or officer may resign by so stating at any meeting of the board of directors or by giving written notice to the board of directors, the Chairman of the Board, the President, or the Secretary. Such resignation shall take effect at the time specified therein or, if no time is specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         8.7 Securities of Other Corporations. The Chairman of the Board, the President, or any Vice President of the Corporation shall have the power and authority to transfer, endorse for transfer, vote, consent, or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute, and deliver any waiver, proxy, or consent with respect to any such securities.

         8.8 Telephone Meetings. Stockholders (acting for themselves or through a proxy), members of the board of directors, and members of a committee of the board of directors may participate in and hold a meeting of such stockholders, board of directors, or committee by means of a conference telephone or similar communications equipment by means of which persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         8.9 Action Without a Meeting.

                  (a) Except as otherwise provided in the certificate of incorporation of the Corporation, any action required by the Delaware Corporation Law to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders (acting for themselves or through a proxy) of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which the holders of all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent of stockholders shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by this Section 8.9(a) to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office, principal place of business, or such officer or agent shall be by hand or by certified or registered mail, return receipt requested.

                  (b) Except as otherwise provided in the certificate of incorporation of the Corporation or in these Bylaws, any action required or permitted to be taken at a meeting of the board of directors, or of any committee of the board of directors, may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by all the directors or all the committee members, as the case may be, entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a vote of such directors or committee members, as the case may be, and may be stated as such in any certificate or document filed with the Secretary of State of the State of Delaware or in any certificate delivered to any person. Such consent or consents shall be filed with the minutes of proceedings of the board or committee, as the case may be.

         8.10 Invalid Provisions. If any part of these Bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as it is possible and reasonable, shall remain valid and operative.

         8.11 Mortgages, etc. With respect to any deed, deed of trust, mortgage, or other instrument executed by the Corporation through its duly authorized officer or officers, the attestation to such execution by the Secretary of the Corporation shall not be necessary to constitute such deed, deed of trust, mortgage, or other instrument a valid and binding obligation against the Corporation unless the resolutions, if any, of the board of directors authorizing such execution expressly state that such attestation is necessary.

         8.12 Headings. The headings used in these Bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

         8.13 References. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender should include each other gender where appropriate.

         8.14 Amendments. The board of directors may, upon the affirmative vote of a majority of the directors in accordance with Section 3.11 hereof and of at least two-thirds of the Classified Directors then serving, make, adopt, alter, amend, and repeal from time to time these Bylaws and make from time to time new bylaws of the Corporation (subject to the right of the stockholders entitled to vote thereon to adopt, alter, amend, and repeal bylaws made by the board of directors or to make new bylaws); provided, however, that the stockholders of the Corporation may adopt, alter, amend, or repeal bylaws made by the board of directors or make new bylaws solely upon the affirmative vote of the holders of at least two-thirds of the outstanding shares of each class of capital stock then entitled to vote thereon.

         The undersigned Secretary of the Corporation hereby certifies that the foregoing Amended and Restated Bylaws were adopted by unanimous consent by the directors of the Corporation as of September 15, 1993.


                                             /s/ Paul L. Barrett
                                             -----------------------------------
                                             Paul L. Barrett,
                                             Secretary

================================================================================





                                   BYLAWS OF

                        SAN JOSE ADVANTAGE HOMES, INC.,
                            A CALIFORNIA CORPORATION






================================================================================

                               TABLE OF CONTENTS


ARTICLE I. OFFICES
     Section 1.1    PRINCIPAL OFFICES ...................................... 1
     Section 1.2    OTHER OFFICE ........................................... 1


ARTICLE II. MEETING OF SHAREHOLDERS
     Section 2.1    PLACE OF MEETING ....................................... 1
     Section 2.2    ANNUAL MEETINGS ........................................ 1
     Section 2.3    SPECIAL MEETINGS ....................................... 2
     Section 2.4    NOTICE OF SHAREHOLDERS' MEETINGS ....................... 2
     Section 2.5    MANNER OF GIVING NOTICE;
                    AFFIDAVIT OF NOTICE .................................... 3
     Section 2.6    QUORUM ................................................. 3
     Section 2.7    ADJOURNED MEETING; NOTICE .............................. 4
     Section 2.8    VOTING ................................................. 4
     Section 2.9    VALIDATION OF MEETINGS;
                    WAIVER OF NOTICE; CONSENT .............................. 5
     Section 2.10   SHAREHOLDER ACTION BY WRITTEN
                    CONSENT WITHOUT A MEETING .............................. 5
     Section 2.11   RECORD DATE FOR SHAREHOLDER NOTICE
                    VOTING, AND GIVING CONSENT ............................. 6
     Section 2.12   PROXIES ................................................ 7
     Section 2.13   INSPECTORS OF ELECTIONS ................................ 8




                                       i.

ARTICLE III. DIRECTORS
     Section 3.1    POWERS ..................................................  8
     Section 3.2    NUMBER AND QUALIFICATION OF DIRECTORS ...................  8
     Section 3.3    ELECTION AND TERM OF OFFICE OF DIRECTORS ................  8
     Section 3.4    REMOVAL .................................................  9
     Section 3.5    RESIGNATION AND VACANCIES ...............................  9
     Section 3.6    PLACE OF MEETINGS AND MEETING BY TELEPHONE .............. 10
     Section 3.7    REGULAR MEETINGS ........................................ 11
     Section 3.8    SPECIAL MEETINGS; NOTICE ................................ 11
     Section 3.9    QUORUM .................................................. 11
     Section 3.10   WAIVER OF NOTICE ........................................ 11
     Section 3.11   ADJOURNMENT ............................................. 12
     Section 3.12   NOTICE OF ADJOURNMENT ................................... 12
     Section 3.13   BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING ....... 12
     Section 3.14   FEES AND COMPENSATION OF DIRECTORS ...................... 12


ARTICLE IV. COMMITTEES
     Section 4.1    COMMITTEES OF DIRECTORS ................................. 12
     Section 4.2    MEETINGS AND ACTIONS OF COMMITTEES ...................... 13


ARTICLE V. OFFICERS
     Section 5.1    OFFICERS ................................................ 14
     Section 5.2    APPOINTMENT OF OFFICERS ................................. 14
     Section 5.3    SUBORDINATE OFFICERS .................................... 14
     Section 5.4    REMOVAL AND RESIGNATION OF OFFICERS ..................... 14


                                      ii.

     Section 5.5    VACANCIES IN OFFICES .................................... 14
     Section 5.6    CHAIRMAN OF THE BOARD ................................... 15
     Section 5.7    PRESIDENT ............................................... 15
     Section 5.8    VICE PRESIDENT(S) ....................................... 15
     Section 5.9    SECRETARY ............................................... 15
     Section 5.10   CHIEF FINANCIAL OFFICER ................................. 16
     Section 5.11   COMPENSATION OF OFFICERS ................................ 16


ARTICLE VI. INDEMNIFICATION OF DIRECTORS, OFFICERS,
            EMPLOYEES AND OTHER AGENTS
     Section 6.1    INDEMNIFICATION OF DIRECTORS ............................ 17
     Section 6.2    INDEMNIFICATION OF OTHERS ............................... 17
     Section 6.3    PAYMENT OF EXPENSES IN ADVANCE .......................... 17
     Section 6.4    INDEMNITY NOT EXCLUSIVE ................................. 18
     Section 6.5    INSURANCE INDEMNIFICATION ............................... 18
     Section 6.6    CONFLICTS ............................................... 18
     Section 6.7    RIGHT TO BRING SUIT ..................................... 18
     Section 6.8    INDEMNITY AGREEMENTS .................................... 19
     Section 6.9    AMENDMENT, REPEAL OR MODIFICATION ....................... 19


ARTICLE VII. RECORDS AND REPORTS
     Section 7.1    MAINTENANCE AND INSPECTION OF SHARE REGISTER ............ 19
     Section 7.2    MAINTENANCE AND INSPECTION OF BYLAWS .................... 20
     Section 7.3    MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS ... 20
     Section 7.4    INSPECTION BY DIRECTORS ................................. 21
     Section 7.5    ANNUAL REPORT TO SHAREHOLDERS; WAIVER ................... 21
     Section 7.6    FINANCIAL STATEMENTS .................................... 21


                                      iii.

     Section 7.7    ANNUAL STATEMENT OF GENERAL INFORMATION ................. 22


ARTICLE VIII. GENERAL CORPORATE MATTERS
     Section 8.1    RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING ... 22
     Section 8.2    CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS ............... 22
     Section 8.3    CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED ....... 23
     Section 8.4    REPRESENTATION OF SHARES OF OTHER CORPORATIONS .......... 23
     Section 8.5    CERTIFICATES FOR SHARES ................................. 23
     Section 8.6    LOST CERTIFICATES ....................................... 23
     Section 8.7    CONSTRUCTION AND DEFINITIONS ............................ 23
     Section 8.8    MANNER OF CONDUCT OF MEETINGS ........................... 24


ARTICLE IX. AMENDMENTS
     Section 9.1    AMENDMENT BY SHAREHOLDERS ............................... 24
     Section 9.2    AMENDMENT BY DIRECTORS .................................. 24
     Section 9.3    RECORD OF AMENDMENTS .................................... 24


ARTICLE X. INTERPRETATION ................................................... 25


                                      iv.

                                     BYLAWS

                                       OF

                        SAN JOSE ADVANTAGE HOMES, INC.,

                            A CALIFORNIA CORPORATION



                                   ARTICLE I

                                    OFFICES


     SECTION 1.1 PRINCIPAL OFFICES. The Board of Directors shall fix the location of the principal office of the corporation at any place within or outside the State of California. If the principal executive office is located outside this state, the Board of Directors shall fix and designate a principal business office in the State of California.

     SECTION 1.2 OTHER OFFICES. The Board of Directors may at any time establish branch or subordinate offices at any place or places, within or outside the State of California.



                                   ARTICLE II

                            MEETING OF SHAREHOLDERS


     SECTION 2.1 PLACE OF MEETING. Meeting of shareholders shall be held at any place within or outside the State of California designated by the Board of Directors. In the absence of any such designation, shareholders' meetings shall be held at the principal executive office of the corporation or any place consented to in writing by all persons entitled to vote at such meeting, given before or after the meeting and filed with the Secretary of the corporation.

     SECTION 2.2 ANNUAL MEETING. The Annual meeting of shareholders shall be held each year on a date and at a time designated by the Board of Directors. At each annual meeting, Directors shall be elected and any other proper business may be transacted which is within the powers of shareholders.

     SECTION 2.3 SPECIAL MEETING. Special meeting(s) of the shareholders may be called at any time, subject to Sections 2.4 and


                                       1.

2.5 of these Bylaws, by the Board of Directors, the Chairman of the Board, the President, or by one or more shareholders holding shares in the aggregate entitled to cast not less the ten percent (10%) of the votes at the meeting.

     If a special meeting is called by any person or persons other than the Board of Directors, the President or the Chairman of the Board, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or other written communication to the Chairman of the Board, the President, any Vice President, or the Secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the shareholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, then the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.3. shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the Board of Directors may be held.

     Section 2.4 NOTICE OF SHAREHOLDERS' MEETING. All notices of meeting of shareholders shall be sent or otherwise given in accordance with Section 2.5 of this Article II not less than ten (10) days nor more than sixty (60) days before the date of meeting to each shareholder entitled to vote thereat. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters which the Board of Directors, at the time of giving the notice, intends to present for action by the shareholders, but, subject to the provisions of the next paragraph of this
Section 2.4, any proper matter may be presented at the meeting for such action. The notice of any meeting at which Directors are to be elected shall include the name(s) of any nominee(s) intended, at the time of notice, to be presented by the Board for election.

     If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a Director has a direct or indirect financial interest, pursuant to Section 310 of the Corporations Code of California, (ii) an amendment of Articles of Incorporation, pursuant to Section 902 of that Code,
(iii) a reorganization of the corporation, pursuant to Section 1201 of that Code, (iv) a voluntary dissolution of the corporation, pursuant to Section 1900 of that Code, or (v) a distribution in outstanding preferred shares, pursuant to
Section 2007 of that Code, the notice shall also state the general nature of that proposal.


                                       2.

     Section 2.5 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any meeting of shareholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the shareholder at the address of that shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent to that shareholder by first-class mail or telegraphic or other written communication to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communications.

     If any notice (or any report referenced in Article VII of these Bylaws) addressed to a shareholder at the address of that shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if these shall be available to the shareholders on written demand of the shareholders at the principal executive office of the corporation for a period of one (1) year from the date of the giving of the notice.

     An affidavit of the mailing or other means of giving any notice or report in accordance with this Section 2.5, may be executed by the Secretary, Assistant Secretary, or any transfer agent of the corporation and may be filed and maintained in the minute book of the corporation, and shall be prima facie evidence of the giving of the notice or report.

     Section 2.6 QUORUM. Unless otherwise provided in the Articles of Incorporation of this corporation, the presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of shareholders shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     In the absence of a quorum, any meeting of shareholders may be adjourned from time to time by the vote of a majority of the shares represented either in person or by proxy, but no other business may be transacted, except as provided in the last sentence of the preceding paragraph.

                                       3.

     Section 2.7 ADJOURNED MEETING; NOTICE. Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy.

     When any meeting of shareholders, either annual or special is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at a meeting at which the adjournment is taken, unless a new record date for the adjournment is for more than forty-five (45) days from the date set for the original meeting, in which case the Board of Directors shall set a new record date. Notice of such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 2.4 and 2.5 of this Article II. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

     Section 2.8 VOTING. The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section
2.11 of this Article II, subject to the provisions of Sections 702 to 704, inclusive, of the Corporations Code of California (relating to voting shares held by a Fiduciary, in the name of a corporation, or in joint ownership). The shareholders' vote may be by voice vote or by ballot; provided, however, that any election for Directors, or any other matter, must be by ballot if demanded by any shareholder before the voting has begun. Except as provided in the last paragraph of this Section 2.8, or as may be otherwise provided in the Articles of Incorporation, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote of the shareholders. On any matter other than election of Directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares, or vote them against the proposal, but, if the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares that the shareholder is entitled to vote. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter (other than the election of Directors) shall be the act of the shareholders, unless the vote of greater number or voting by classes is required by the California General Corporation Law or by the Articles of Incorporation.

     At a shareholders' meeting at which Directors are to be elected, a shareholder shall be entitled to cumulate votes either (i) by giving one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which the shareholder's shares are normally entitled or (ii) by distributing the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, if the candidate or candidates' names have been placed in nomination prior to the



                                       4.

voting and the shareholder has given notice prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination. The candidates receiving the highest number of affirmative votes, up to the number of Directors to be elected, shall be elected; votes against any candidate and votes withheld shall have no legal effect.

     SECTION 2.9 VALIDATION OF MEETINGS; WAIVER OF NOTICE; CONSENT. The transactions of any meeting of shareholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or consent to a holding of meeting, or an approval of the minutes. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section
2.4 of this Article II, the waiver, or all such waivers, consents, or approvals shall be filed with the corporate records or made part of the minutes of the meeting.

     Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be included in the notice of the meeting but not so included if the objection is expressly made at the meeting.

     SECTION 2.10 SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. In the case of election of Directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of Directors; provided, however, that a Director may be elected at any time to fill a vacancy on the Board of Directors that was not created by removal of a Director and that has not been filled by the Directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of Directors. All such consents shall be filed with the Secretary of the corporation and shall be maintained in

                                       5.

the corporate records. Any shareholder giving a written consent, or the shareholder's proxy holders, or a transferee of the shares or a personal representative of the shareholder or their respective proxy holders, may revoke the consent by a writing received by the Secretary of the corporation before written consent of the number of shares required to authorize the proposed action have been filed with the Secretary.

     If the consents of all shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such shareholders shall not have been received, the Secretary shall give prompt notice to those shareholders entitled to vote of the corporation action approved by the shareholders without a meeting. This notice shall be given in the manner specified in Section 2.5 of this Article II. In the case of approval of (i) contracts or financial interest, pursuant to Section 310 of the Corporations Code of California, (ii) indemnification of agents of the corporation, pursuant to Section 317 of that Code, (iii) a reorganization of the corporation, pursuant to Section 1201 of that Code, and (iv) a distribution in dissolution other than in accordance with the rights of the outstanding preferred shares, pursuant to Section 2007 of that Code, the notice shall be given at least ten (10) days before the consummation of any action authorized by that approval, unless the consents of all shareholders entitled to vote have been solicited in writing.

     SECTION 2.11 RECORD DATE FOR SHAREHOLDER NOTICE, VOTING AND GIVING CONSENT. For purposes of determining the shareholders entitled to notice of any meeting or to vote or entitled to give consent to corporate action without a meeting, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before any such action without a meeting, and in this event only shareholders of record on the date so fixed are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the California General Corporation Law or the Articles of Incorporation.

     A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board of Directors shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting.

     If the Board of Directors does not so fix a record date:

     (a) the record date of determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on

                                       6.

which notice is given or, if notice is waived, at the close of business on the business day next preceding the day which the meeting is held.

     (b) the record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, (i) when no prior action by the Board has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the Board has been taken, shall be at the close of business on the day on which the Board adopts the resolution relating to that action, or the sixtieth (60th) day before the date of such other action, whichever is later.

     The record date for the other purpose shall be as provided in Section 8.1 of these Bylaws.

     SECTION 2.12 PROXIES. Every person entitled to vote for Directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the Secretary of the corporation. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic or electronic transmission, or otherwise) by the shareholder or the shareholder's attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked, or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy, unless otherwise provided in the proxy. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmark date(s) on the envelope(s) in which they are mailed. The revocability of a proxy that stated on its face that it is irrevocable shall be governed by the provisions of Sections 705(e) and 705(f) of the Corporations Code of California.

     SECTION 2.13 INSPECTORS OF ELECTIONS. Before any meeting of shareholders, the Board of Directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed the Chairman of the meeting may, and on the request of any shareholder or shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall

                                       7.

determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the Chairman of the meeting may, and upon the request of any shareholder or shareholder's proxy shall, appoint a person to fill that vacancy.


         The inspectors shall:

         (a) Determine the number of shares outstanding and the voting power of each;
         (b)  the shares represented at the meeting;
         (c)  the authenticity, validity, and effect of proxies;
         (d)  the existence of a quorum;
         (e)  receive votes, ballots, or consents;
         (f) hear and determine all challenges and questions, if any, arising in connection with the right to vote;
         (g)  count and tabulate all votes or consents;
         (h)  determine when the polls shall close;
         (i)  determine the results; and,
         (j) do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

                                   ARTICLE III
                                    DIRECTORS

         SECTION 3.1 POWERS. Subject to the provisions of the California General Corporation Code and any limitations in the Articles of Incorporation and these Bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporation powers shall be exercised by or under the direction of the Board of Directors (hereinafter "Board"). The Board may delegate the management of the day-to-day operation of the business of the corporation to a management company or other person provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board.

         SECTION 3.2 NUMBER AND QUALIFICATIONS OF DIRECTORS. The authorized number of directors shall be two (2) until changed by a duly adopted amendment to the Articles of Incorporation or by an amendment to this Bylaw adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote.

         No reduction of the authorized number of Directors shall have the effect of removing any Director before that Director's term of office expires.

         SECTION 3.3 ELECTION AND TERM OF OFFICE OF DIRECTORS. Directors shall be elected at each annual meeting of the




                                       8.

shareholders to hold office until the next annual meeting. Each Director, including a Director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified, except in the event of the death, resignation or removal of such Director.

     SECTION 3.4 REMOVAL. The entire Board or any individual Director may be removed from office without cause by the affirmative vote of a majority of the outstanding shares entitled to vote on such removal; provided, however, that unless the entire Board is removed, no individual Director may be removed when the votes cast against such Director's removal, or not consenting in writing to such removal, would be sufficient to elect that Director if voted cumulatively at an election at which the same total number of votes cast were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of Directors authorized at the time of such Director's most recent election were then being elected.

     SECTION 3.5 RESIGNATION AND VACANCIES. Any Director may resign effective upon giving oral or written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation of a Director is effective at a future time, the board may elect a successor to take office when the resignation becomes effective.

     Vacancies in the Board of Directors may be filled by a majority of the remaining Directors, or if the number of Directors then in office is less than a quorum by (i) unanimous written consent of the Directors then in office, (ii) affirmative vote of a majority of the remaining Directors then in office at a meeting held pursuant to notice or waivers of notice, or (iii) a sole remaining Director; except that a vacancy created by the removal of a Director by the vote or written consent of the shareholders or by court order may be filled only by the affirmative vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum), or by the unanimous written consent of holders of all shares entitled to vote thereon. Each Director so elected shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified.

     A vacancy or vacancies in the Board of Directors shall be deemed to exist
(i) in the event of the death, resignation, or removal of any Director, (ii) if the Board of Directors by resolution declares vacant the office of a Director who has been declared of unsound mind by an order of court or convicted of a felony, (iii) if the authorized number of Directors is increased, or (iv) if the shareholders fail, at any meeting of shareholders at

                                       9.

which any Directors are elected, to elect the full authorized number of Directors to be elected at that meeting.

     The shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors, but any such election by written consent, other than to fill a vacancy created by removal, shall require the consent of a majority of the outstanding shares entitled to vote thereon. A Director may not be elected by written consent to fill a vacancy created by removal except by unanimous consent of all shares entitled to vote for the election of Directors.

     SECTION 3.6 PLACE OF MEETING AND MEETING BY TELEPHONE. Regular meetings of the Board of Directors may be held at any place within or outside the State of California that has been designated from time to time by resolution of the Board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the Board may be held at any place within or outside the State of California that has been designated in the notice of the meeting, or if not stated in the notice or there is no notice, at the principal executive office of the corporation.

     Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all Directors participating in such meeting can hear one another. Participation in a meeting pursuant to this paragraph constitutes presence in person at such meeting.

     SECTION 3.7 REGULAR MEETING. Regular meetings of the Board of Directors may be held without notice if the time and place of such meetings are fixed by the Board of Directors.

     SECTION 3.8 SPECIAL MEETINGS; NOTICE. Subject to the provisions of the following paragraph, special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board, the President, any Vice President, the Secretary or any two (2) Directors.

     Notice of the time and place of special meetings shall be delivered personally or by telephone to each Director or sent by first-class mail, telegram, telecopier or facsimile transmission, charges prepaid, addressed to each Director at that Director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or by telecopier, facsimile or telegram, it shall be delivered personally or by telephone, facsimile transmission, telecopier or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the

                                      10.

Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate it to the Director. The notice need not specify the purpose of the meeting.

     Section  3.9 QUORUM.     A majority of the authorized number of Directors
shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.11 of this Article III. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, subject to the provisions of Section 310 of the Corporations Code of California (as to approval of contracts or transactions in which a Director has a direct or indirect material financial interest), Section 311 of that Code (as to appointment of committees), and Section 317(e) of that Code (as to indemnification of Directors), the Articles of Incorporation, and other applicable law. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

     Section 3.10 WAIVER OF NOTICE.     Notice of a meeting need not be given
to any Director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such Director. The waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Section 3.11 ADJOURNMENT. A majority of the Directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

     Section 3.12 NOTICE OF ADJOURNMENT.     If the meeting is adjourned for
more than twenty-four (24) hours, notice of any adjournment to another time and place shall be given prior to the time of the adjourned meeting to the Directors who were not present at the time of the adjournment.

     Section 3.13 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action required or permitted to be taken by the Board of Directors may be taken without meeting, if all members of the Board shall individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors. Such written consent or consents shall be filed with the minutes of the proceedings of the Board.

                                      11.

    Section 3.14 FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by the Board of Directors. This Section 3.14 shall not be construed to preclude any Director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for those services.

                               ARTICLE IV

                               COMMITTEES

     Section 4.1 COMMITTEES OF DIRECTORS. The Board of Directors may, by resolution adopted by a majority of the authorized number of Directors, designate one or more committees, each consisting of two (2) or more Directors, to serve at the pleasure of Board. The Board may designate one (1) or more Directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of Directors. Any such committee shall have authority to act in the manner and to the extent provided in the resolution of the Board and may have all the authority of the Board, except with respect to:

     (a) The approval of any action which, under the Corporation Law of California, also requires shareholders' approval or approval of the outstanding shares;

     (b) the filling of vacancies on the Board of Directors or in any committee;

     (c) the fixing of compensation of the Directors for serving on the Board or on any committee;

     (d) the amendment or repeal of Bylaws or the adoption of new Bylaws;

     (e) the amendment or repeal of any resolution of the Board of Directors which by its express terms is not so amendable or repealable;

     (f) a distribution to the shareholders of the corporation, except at a rate, in a periodic amount or within a price range set forth in the Articles of Incorporation or determined by the Board of Directors; or

     (g) the appointment of any other committees of the Board of Directors or the members thereof.

                                   12.

     Section 4.2 MEETINGS AND ACTIONS OF COMMITTEES. Meeting and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these Bylaws, Section 3.5 (place of meetings), 3.7 (regular meeting), 3.8 (special meeting and notice), 3.9 (quorum), 3.10 (waiver of notice), 3.11 (adjournment), 3.12 (notice of adjournment), and 3.13 (action without meeting), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board; and, that notice of special meeting(s) of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

                                   ARTICLE V

                                    OFFICERS

     Section 5.1 OFFICERS. The officers of the corporation shall be a President, a Secretary, and a Chief Financial Officer. The corporation may also have, at the discretion of the Chairman of the Board or the President, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of this Article V. Any number of offices may be held by the same person.

     Section 5.2 APPOINTMENT OF OFFICERS. The officers of the corporation, and such officers as may be appointed in accordance with the provisions of Section
5.3 or Section 5.5 of this Article V, shall be chosen by the Chairman of the Board or the President, subject to the rights, if any, of an officer under any contract of employment.

     Section 5.3 SUBORDINATE OFFICERS. The Chairman of the Board or the President may appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as the Chairman of the Board or the President may from time to time determine.

     Section 5.4 REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Chairman of the Board or the President.


                                      13.

     Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

     SECTION 5.5 VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointment to that office.

     SECTION 5.6 CHAIRMAN OF THE BOARD. The Chairman of the Board, if such an officer be elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned by the Board of Directors or prescribed by these Bylaws. If there is no President, the Chairman of the Board shall also be the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of this Article V.

     SECTION 5.7 PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the Chief Executive Officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the corporation. The President shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. The President shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or by these Bylaws.

     SECTION 5.8 VICE PRESIDENT. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the Bylaws, and the President, or the Chairman of the Board.


     SECTION 5.9 SECRETARY. The Secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of Directors, committees of

                                      14.

Directors, and shareholders. The minutes shall show the time and place of meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at Directors' meetings or committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

     The Secretary shall keep, or cause to be kept, at the principal executive office of the corporation, or at the office of the corporation's transfer agent or registrar, as determined by the resolution of the Board of Directors, a share register or duplicate share register, showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

     The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors required by these Bylaws or the law to be given. The Secretary shall keep the seal of the corporation, if one be adopted, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

     SECTION 5.10 CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any and all Directors.

     The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of his or her transactions as Chief Financial Officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

     SECTION 5.11 COMPENSATION OF OFFICERS. An officer may, on resolution of the Board of Directors, be compensated for services to the corporation. However, if any of the compensation paid to an officer or expenses paid for an officer, or any reimbursement of expenses paid to an officer shall be determined not to be allowable deductions from the gross income of the corporation, and such determination shall be acceded to by the corporation, or such determinations shall be made final by the appropriate state or

                                      15.

federal taxing authority or final judgment of a court of competent jurisdiction, and no appeal shall be taken therefrom, or the applicable period for filing notice of appeal shall have expired, then, in such event, the officer shall repay to the corporation the amount of such disallowed compensation or expenses, or both. Said repayment may not be waived by the corporation.

                                   ARTICLE VI

                         INDEMNIFICATION OF DIRECTORS,
                      OFFICERS, EMPLOYEES AND OTHER AGENTS

     SECTION 6.1 INDEMNIFICATION OF DIRECTORS.    The corporation shall, to the
maximum extent and in the manner permitted by the Corporations Code of California, indemnify each of its Directors against expenses [as defined in section 317(a) of that code], judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding [as defined in Section 317(a) of that Code], arising by reason of the fact that such person is or was a Director of the corporation. For purposes of this Article VI, a "Director" of the corporation includes any person (i) who is or was a Director of the corporation, (ii) who is or was serving at the request of the corporation as a Director of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a Director of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     SECTION 6.2 INDEMNIFICATION OF OTHERS. The corporation shall have the power, to the extent and in the manner permitted by the Corporations Code of California, to indemnify each of its employees, officers, and agents (other than Directors) against expenses [as defined in Section 317(a) of that Code], judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding [as defined in Section 317(a) of that Code], arising by reason of the fact that such person is or was an employee, officer, or agent of the corporation. For purposes of this Article VI, an "employee" or "officer" or "agent" of the corporation (other than a Director) includes any person (i) who is or was an employee, officer, or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee, officer, or agent of another foreign or domestic corporation partnership, joint venture, trust or other enterprise, or (iii) who was an employee, officer, or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     SECTION 6.3 PAYMENT OF EXPENSES IN ADVANCE. Expenses and attorneys' fees incurred in defending any civil or criminal action

                                      16.

or proceeding for which indemnification is required pursuant to Section 6.1, or if otherwise authorized by the Board of Directors, shall be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the indemnified party to repay such amount if it shall ultimately be determined that the indemnified party is not entitled to be indemnified as authorized in this Article VI.

     SECTION 6.4 INDEMNITY NOT EXCLUSIVE. The indemnification provided by this
Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any Bylaw, agreement, vote of shareholders or Directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. The rights to indemnity hereunder shall continue as to a person who has ceased to be a Director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of the person.

     SECTION 6.5 INSURANCE INDEMNIFICATION. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in such capacity or arising out of that person's status as such, whether or not the corporation would have the power to indemnify that person against such liability under the provisions of this Article VI.

     SECTION 6.6 CONFLICTS. No indemnification or advance shall be made under this Article VI, except where such indemnification or advance is mandated by law or the order, judgment or decree of any court of competent jurisdiction, and any circumstance where it appears:

     (a) That it would be inconsistent with a provision of the Articles of Incorporation, these Bylaws, a resolution of the shareholders or an agreement in effect at the time of the accrual of the alleged causes of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

     (b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

     SECTION 6.7 RIGHT TO BRING SUIT. If a claim under this Article is not paid in full by the corporation within 90 days after a written claim has been received by the corporation (either because the claim is denied or because no determination is made), the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense of prosecuting such claim. The corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the Code for the corporation to indemnify the claimant for the claim. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is permissible in the circumstances because he or she has met the applicable standard of conduct, if any, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant has not met the applicable standard of conduct, shall be a defense to such action or create a presumption for the purposes of such action that the claimant has not met the applicable standard of conduct.

     SECTION 6.8 INDEMNITY AGREEMENTS. The Board of Directors is authorized to enter into a contract with any Director, officer, employee or agent of the corporation, or any person who is or was serving at the request of the corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprises, including employee benefit plans, or any person who was a Director, officer, employee or agent of a corporation or of another enterprise at the request of such predecessor corporation, providing for indemnification rights equivalent to or, if the Board of Directors so determines and to the extent permitted by applicable law, greater than, those provided for in this Article VI.

     SECTION 6.9 AMENDMENT, REPEAL OR MODIFICATION. Any amendment, repeal or modification of any provision of this Article VI shall not adversely affect any right or protection of a Director or agent of the corporation existing at the time of such amendment, repeal or modification.


                                  ARTICLE VII

                              RECORDS AND REPORTS

     SECTION 7.1 MAINTENANCE AND INSPECTION OF SHARE REGISTER. The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar (if either be appointed), as determined by resolution of the Board of Directors, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

     A shareholder or shareholders of the corporation holding at least five percent (5%) in the aggregate of the outstanding voting

                                      18.

shares of the corporation may (i) inspect and copy the records of shareholders' names, addresses and shareholdings during usual business hours with five (5) days prior written demand on the corporation, and/or (ii) obtain from the transfer agent of the corporation, on written demand and on the tender of such transfer agent's usual charges for such list (the amount of which charges shall be stated to the shareholder by the transfer agent upon request), a list of the shareholders' names and addresses, who are entitled to vote for the election of Directors, and their shareholdings, as of the most recent record date for which that list has been compiled or as of a date specified by the shareholder after the date of demand. This list shall be made available to any such shareholder by the transfer agent on or before the later of five (5) days after the demand is received or the date specified in the demand as the date as of which the list is to be compiled. The record of shareholders shall also be open to inspection and copying by any shareholder or holder of a voting trust certificate, at any time during usual business hours upon written demand on the corporation, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. Any inspection and copy under this Section
7.1 may be made in person or by an agent or attorney of the shareholder or holder of a voting trust certificate making the demand.

     Section 7.2 MAINTENANCE AND INSPECTION OF BYLAWS. The corporation shall keep at its principal executive office, or if it's principal executive office is not in the State of California, at its principal business office in this state, the original or a copy of these Bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of California and the corporation has no principal business office in this state, the Secretary shall, upon the written request of any shareholder, furnish to that shareholder a copy of these Bylaws as amended to date.

     Section 7.3 MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS. The accounting books and records and the minutes of proceedings of the shareholders and the Board of Directors and any committee of the Board of Directors shall be kept at such place or places designated by the Board of Directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder's interest as a shareholder or as the holder of a voting trust certificate. The inspection by a shareholder or holder of a voting trust certificate may be made in person or by an agent or attorney,

                                      19.

and shall include the right to copy and make extracts. These rights of inspection shall extend to the records of each subsidiary corporation of the corporation.

     SECTION 7.4 INSPECTION BY DIRECTORS. Every Director shall have the absolute right at any reasonable time to inspect all books, records, and documents of every kind and the physical properties of the corporation and each of its subsidiary corporations, domestic or foreign. This inspection by a Director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

     SECTION 7.5 ANNUAL REPORT TO SHAREHOLDERS; WAIVER. The annual report to shareholders referred to in Section 1501 of the Corporations Code of California is expressly dispensed with, but nothing herein shall be interpreted as prohibiting the Board of Directors from issuing annual or other periodic reports to the shareholders of the corporation as they consider appropriate.

     SECTION 7.6 FINANCIAL STATEMENTS. If no annual report for the fiscal year has been sent to shareholders, then the corporation shall, upon the written request of any shareholder made more than one hundred twenty (120) days after the close of such fiscal year, deliver or mail to the person making the request, within thirty (30) days thereafter, a copy of a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year.

     A shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of stock of the corporation may make a written request to the corporation for an income statement of the then current fiscal year ended more than thirty (30) days prior to the date of the request, and a balance sheet of the corporation as of the end of that period. The statements shall be delivered or mailed to the person making the request within thirty (30) days after the receipt of the request. A copy of the statement shall be kept on file in the principal office of the corporation for twelve (12) months and it shall be exhibited at all reasonable times to any shareholder demanding an examination of the statements or a copy shall be mailed to said shareholder. If the corporation has not sent to the shareholders its annual report for the last fiscal year, the statements referred to in the first paragraph of this Section
7.6 shall likewise be delivered or mailed to the shareholder or shareholders within thirty (30) days after the request.

     The quarterly income statements and balance sheets referred to in this section shall be accompanied by the report, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that the financial statements were prepared without audit from the books and records of the corporation.

     SECTION 7.7 ANNUAL STATEMENT OF GENERAL INFORMATION. The corporation shall, in each year, file with the Secretary of State of the State of California, on the prescribed form, a statement setting forth the authorized number of Directors, the names and complete business or residence addresses of all incumbent Directors, the names and complete business or residence addresses of the Chief Executive Officer, Secretary, and Chief Financial Officer, the street address of its principal executive office or principal business office in this state, and the general type of business constituting the principal business activity of the corporation, together with a designation of the agent of the corporation for the purpose of service of process, all in compliance with Section 1502 of the Corporations Code of California.

                                  ARTICLE VIII

                           GENERAL CORPORATE MATTERS

     SECTION 8.1 RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING. For purposes of determining the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action (other than with respect to notice or voting at a shareholders meeting or action by shareholders by written consent without a meeting), the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action. Only shareholders of record at the close of business on the record date are entitled to receive the dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the California Corporation Law or the Articles of Incorporation.

     If the Board of Directors does not so fix a record date, then the record date for determining shareholder for any such purpose shall be at the close of business on the date on which the Board adopts the applicable resolution or the sixtieth (60th) day prior to the date of that action, whichever is later.

     SECTION 8.2 CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS. From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

                                      21.

     Section 8.3 CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent, or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or any amount.

     Section 8.4 REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The Chairman of the Board, the President, any Vice President, the Chief Financial Officer, the Secretary or Assistant Secretary of this corporation, or any other person authorized by the Board of Directors, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

     Section 8.5 CERTIFICATES FOR SHARES. A certificate or certificates for shares of the stock of the corporation shall be issued to each shareholder when any of such shares are fully paid. The Board of Directors may authorize the issuance of certificates for shares partly paid provided that these certificates shall state the amount of the consideration to be paid for them and the amount actually paid. All certificates shall be signed in the name of the corporation by the Chairman of the Board or Vice Chairman of the Board or the President or a Vice President and by the Chief Financial Officer or an Assistant Treasurer or the Secretary or an Assistant Secretary, certifying the number of shares and the class or series of shares owned by each shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate has ceased to be that officer, transfer agent, or registrar before that certificate is issued, it may be issued by the corporation with the same effect as if that person were an officer, transfer agent, or registrar at the date of issue.

     Section 8.6 LOST CERTIFICATES. Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation or its transfer agent or registrar and cancelled at the same time. The Board of Directors may, in case any share certificate or certificates for any other security is lost, stolen, or destroyed (as evidenced by a written affidavit or affirmation of such fact), authorize the issuance of replacement certificate(s) on such terms and conditions as the Board may



                                      22.

require; including provisions for indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft, or destruction of the certificate(s) or the issuance of the replacement certificate(s).

     SECTION 8.7 CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Corporations Code of California shall govern the construction of these Bylaws. Without limiting the generality of these provisions, the singular number includes the plural, the plural number includes the singular, and term "person" includes both a corporation and a natural person.

     SECTION 8.8 MANNER OF CONDUCT OF MEETINGS. All meetings held by the Board of Directors, Shareholders, or committees designated by the Board from time to time, shall be conducted in accordance with the provisions of Roberts Rules of Order unless in conflict with these Bylaws.

                                   ARTICLE IX

                                   AMENDMENTS

     SECTION 9.1 AMENDMENT BY SHAREHOLDERS. New Bylaws may be adopted or the Bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that if the Articles of Incorporation of the corporation set forth the number of authorized Directors of the corporation, the authorized number of Directors may be changed only by an amendment of the Articles of Incorporation.

     SECTION 9.2 AMENDMENT BY DIRECTORS. Subject to the rights of the shareholders as provided in Section 9.1 of these Bylaws, Bylaws, other than a Bylaw or an amendment of a Bylaws changing the authorized number of Directors (except to fix the authorized number of Directors pursuant to a Bylaw providing for a variable number of Directors), may be adopted, amended, or repealed by the Board of Directors.

     SECTION 9.3 RECORD OF AMENDMENTS. Whenever an amendment or new Bylaw is adopted, it shall be copied in the book of minutes with the original Bylaws. If any Bylaw is repealed, the fact of repeal, with the date of the meeting at which the repeal was enacted or written consent was filed, shall be stated in said book.


                                      23.

                                   ARTICLE X

                                 INTERPRETATION

     Reference in these bylaws to any provision of the Corporations Code of California shall be deemed to include all amendments thereof.

                       CERTIFICATE OF CORPORATE SECRETARY

     The undersigned hereby declares as follows: (1) that he is the corporate Secretary of SAN JOSE ADVANTAGE HOMES, INC., a California corporation; (2) that the foregoing Bylaws were duly accepted by a Resolution of the Board of Directors of SAN JOSE ADVANTAGE HOMES, INC.

     I declare under the penalty of perjury under the laws of the State of California that the foregoing matters are true and correct.

     EXECUTED this 12th day of October 1995, in Sunnyvale, California.

                                                          /s/ Peter M. Sproul
                                                        -----------------------
                                                              PETER M. SPROUL












                                      24.

                                  B Y L A W S

                                       OF

                        SOUTHERN SHOWCASE HOUSING, INC.

                      ***********************************

                                   ARTICLE I.

                                    OFFICES

Section 1. Registered Office: The registered office of the Corporation shall be 1001 West Fourth Street, Winston-Salem, Forsyth County, North Carolina 27101.

Section 2. Principal Office: The principal office of the corporation shall be located at 624 Guilford College Road, Suite C, Greensboro, North Carolina 27409, or such other place as may be designated by the Board of Directors.

Section 3. Other Offices: The corporation may have offices at such other places, either within or without the State of North Carolina, as the Board of Directors may from time to time determine, or as the affairs of the corporation may require.

                                  ARTICLE II.

                            MEETINGS OF SHAREHOLDERS

Section 1. Place of Meetings: All meetings of shareholders shall be held at the registered office of the corporation, or at such other place, either within or without the State of North Carolina, as shall be designated in the notice of the meeting or agreed on by a majority of the shareholders entitled to vote thereat.

Section 2. Annual Meetings: The annual meeting of shareholders for the election of Directors and the transaction of other business shall be held in March of each year on any day except a Saturday, Sunday or legal holiday in that month as determined by the Board of Directors.

Section 3. Substitute Annual Meeting: If the annual meeting shall not be held on the day designated by these bylaws, a substitute annual meeting may be called in accordance with the provisions of
               Section 4 of this Article. A meeting so called shall be desig-

Section 4. Special Meetings: Special meetings of the shareholders may be called at any time by the President, Secretary or Board of Directors of the corporation, or by any shareholder pursuant to the written request of the holders of not less than one-tenth of all the shares entitled to vote at the meeting.

Section 5. Notice of Meetings: Written or printed notice stating the time and place of the meeting shall be delivered not less than ten nor more than fifty days before the date thereof, either personally or by mail, by or at the direction of the President, the Secretary, or other person calling the meeting, to each shareholder of record entitled to vote at such meeting.

               In the case of an annual or substitute annual meeting, the notice of meeting need not specifically state the business to be transacted thereat unless it is a matter, other than election of Directors, on which the vote of shareholders is expressly required by the provisions of the North Carolina Business Corporation Act. In the case of a special meeting, the notice of meeting shall specifically state the purpose or purposes for which the meeting is called.

               When a meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. When a meeting is adjourned for less than thirty days in any one adjournment, it is not necessary to give any notice of the adjourned meeting other than by announcement at the meeting at which the adjournment is taken.

Section 6. Voting Lists: At least ten days before each meeting of shareholders, the Secretary of the corporation shall prepare an alphabetical list of the shareholders entitled to vote at such meeting, with the address of and number of shares held by each, which list shall be kept on file at the registered office of the corporation for a period of ten days prior to such meeting, and shall be subject to inspection by any shareholder at any time during the usual business hours. This list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection by any shareholder during the whole time of the meeting.

Section 7. Quorum: The holders of a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at meetings of shareholders. If there is no quorum at the opening of a meeting of shareholders, such meeting may be adjourned from time to time by the vote of a majority of the shares voting on the motion to adjourn; and, at any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting.

             The shareholders at a meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Section 8. Voting of Shares: Each outstanding share having voting rights shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

             Except in the election of Directors the vote of a majority of the shares voted on any matter at a meeting of shareholders at which a quorum is present shall be the act of the shareholders on the matter, unless the vote of a greater number is required by law. In the election of Directors those receiving the greatest number of votes shall be deemed elected even though not receiving a majority.

             Voting on all matters except the election of Directors shall be by voice vote or by a show of hands unless the holders of one-tenth of the shares represented at the meeting shall, prior to the voting on any matter, demand a ballot vote on that particular matter.

Section 9. Informal Action by Shareholders: Any action which may be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the persons who would be entitled to vote upon such action at a meeting, and filed with the Secretary of the corporation to be kept in the Corporate Minute Book.

Section 10. Proxies: At all meetings of shareholders, shares may be voted either in person or by one or more agents authorized by a written proxy executed by the shareholder or his duly authorized attorney-in-fact. A telegram, cablegram, wireless message or photogram appearing to have been transmitted by a shareholder, or a photographic, photostatic or equivalent reproduction of a writing appointing one or more agents shall be deemed a written proxy within the meaning of this section.


                                 ARTICLE III.

                                   DIRECTORS

Section 1. GENERAL POWERS: The business and affairs of the Corporation shall be managed by the Board of Directors.

Section 2. NUMBER, TERM AND QUALIFICATIONS: The number of Directors constituting the Board of Directors shall not be fewer than three, except that if and so long as all of the shares of the corporation are owned of record by either one or two shareholders, the number of Directors may be fewer than three but not fewer than the number of such shareholders. The authorized number of Directors, within the limits above specified, shall be determined by the affirmative vote of a majority of the whole Board given at a regular or special meeting of the Board of Directors; provided that if the number so determined is to be increased, or decreased, notice of the proposed increase or decrease shall be included in the notice of such meeting or all of the Directors in office at the time shall be present at such meeting or those not present at any time shall waive notice thereof in writing; and provided, further, that the number of Directors which shall constitute the whole Board shall not be less than three nor shall it be reduced to a number less than the number of Directors then in office unless such reduction shall become effective only at and after the next ensuing meeting of shareholders for the election of Directors. Each Director shall hold office for a period of one year or until his death, resignation, retirement, removal, disqualification, and until such successor is elected and installed. Directors need not be residents of the State of North Carolina or shareholders of the corporation.

Section 3. ELECTION OF DIRECTORS: Except as provided in Section 5 of this Article, the Directors shall be elected at the annual meeting of shareholders; and those persons who receive the highest number of votes shall be deemed to have been elected. If any shareholder so demands, election of Directors shall be by ballot.

Section 4. REMOVAL: Directors may be removed from office with or without cause by a vote of shareholders holding a majority of the shares entitled to vote at an election of Directors. However, unless the entire Board is removed, an individual Director may not be removed if the number of shares voting against the removal would be sufficient to elect a Director if such shares were voted cumulatively at an annual election. If any Directors are so removed, new Directors may be elected at the same meeting.

Section 5. VACANCIES: A vacancy occurring in the Board of Directors may be filled by a majority of the remaining Directors though less than a quorum, or by the sole remaining Director; but a vacancy created by an increase in the authorized number of Directors shall be filled by election at an annual meeting or at a special meeting of shareholders called for that purpose. The shareholders may elect a Director at any time to fill any vacancy not filled by the Directors.

Section 6. COMPENSATION: The Board of Directors may compensate Directors for their services as such and may provide for the payment of all expenses incurred by the Directors in attending regular and special meetings of the Board.


                                  ARTICLE IV.

                         EXECUTIVE AND OTHER COMMITTEES

Section 1. APPOINTMENT: The Board of Directors, by resolution adopted by a majority of the number of Directors then in office, may designate from among its members an Executive Committee or one or more other committees, each consisting of two or more Directors. The designation of any such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility or liability imposed upon it or him by law.

Section 2. AUTHORITY: Any such committee shall have and exercise all authority of the Board of Directors in the management of the corporation except to the extent, if any, that such authority shall be limited by the resolution appointing such committee and except also to the extent limited by law.

Section 3. TENURE AND QUALIFICATIONS: Each member of any such committee shall hold office until the next regular annual meeting of the Board of Directors following his designation and until his successor is designated as a member of any such committee and is elected and qualified.

Section 4. Meetings: Regular meetings of any such committee may be held without notice at such time and place as such committee may fix from time to time by resolution. Special meetings of any such committee may be called by any member thereof upon not less than one day's notice stating the place, date and hour of such meeting, which notice may be written or oral, and if mailed, shall be deemed to be delivered when deposited in the United States mail addressed to any member of the Executive Committee at his business address. Any member of the Executive Committee may waive notice of any meeting and no notice of any meeting need be given to any member thereof to attend in person. The notice of a meeting of the Executive Committee need not state the business proposed to be transacted at the meeting.

Section 5. Quorum: A majority of the members of any such committee shall constitute a quorum for the transaction of business at any meeting thereof, and actions of such committee must be authorized by the affirmative vote of a majority of the members present at the meeting at which a quorum is present.

Section 6. Informal Action: Action taken by a majority of the members of any such committee without meeting is nevertheless action of such committee if written consent to the action in question is signed by all of the members of such committee and filed with the minutes of the proceedings of the committee, whether done before or after the actions so taken.

Section 7. Removal: Any member of any such committee may be removed at any time with or without cause by resolution adopted by a majority of the Board of Directors.

Section 8. Vacancies: Any vacancy in any such committee may be filled by resolution adopted by a majority of the Board of Directors.

Section 9. Procedure: Any such committee shall elect a presiding officer from among its members and may fix its own rules of procedure which shall not be inconsistent with these bylaws. It shall keep regular minutes of its proceedings and report the same to the Board of Directors for its information at the meeting thereof held next after the proceedings shall have been taken.

Section 10. Meeting by Telephone: Any one or more members of any such committee may participate in a meeting of the committee by means of a conference telephone or similar communications device which allows all persons participating in the meeting to hear each other and such participation in a meeting shall be deemed presence in person at such meeting.


                                   ARTICLE V.

                             MEETINGS OF DIRECTORS

Section 1. Regular Meetings: A regular meeting of the Board of Directors shall be held immediately after, and at the same place as, the annual meeting of the shareholders. In addition, the Board of Directors may provide, by resolution, the time and place, either within or without the State of North Carolina, for the holding of additional regular meetings.

Section 2. Special Meetings: Special meetings of the Board of Directors may be called by or at the request of the President or any two Directors. Such meetings may be held within or without the State of North Carolina.

Section 3. Notice of Meetings: Regular meetings of the Board of Directors may be held without notice.

             The person or persons calling a special meeting of the Board of Directors shall, at least two days before the meeting, give notice thereof by any usual means of communication. Such notice need not specify the purpose for which the meeting is called.

             Attendance by a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called.

Section 4. Quorum: A majority of the Directors fixed by these bylaws shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.

Section 5. Manner of Acting: Except as otherwise provided in this section, the act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 6. Informal Action by Directors: Action taken by the required majority of the Directors without a meeting is nevertheless Board action if written consent to the action in question is signed by all the Directors and filed with the minutes of the proceedings of the Board, whether done before or after the action so taken.

Section 7. Meeting by Telephone: Any one or more Directors may participate in a meeting of the Board of Directors by means of a conference telephone or similar communications device which allows all persons participating in the meeting to hear each other and such participation in a meeting shall be deemed presence in person at such meeting.

                                        ARTICLE VI.

                                        INDEMNIFICATION

Section 1. Expenses and Liabilities: The corporation shall have the power to indemnify any present or former Director, officer, employee or agent or any person who has served or is serving in such capacity at the request of the corporation in any other corporation, partnership, joint venture, trust or other enterprise or as a trustee or administrator under an employee benefit plan, with respect to any liability or litigation expense, including reasonable attorneys' fees, incurred by any such person to the extent and upon the terms and conditions provided by law.

           To the extent and upon the terms and conditions provided by law, the corporation shall indemnify any and all of its officers and Directors against liability and litigation expense, including reasonable attorneys' fees, arising out of their status as such or their activities in any of the foregoing capacities (excluding, however, liability or litigation expense which any of the foregoing may incur on account of his activities which were at the time taken known or believed by him to be clearly in conflict with the best interests of the corporation), and said officers and Directors shall be entitled to recover from the corporation, and the corporation shall pay, all reasonable costs, expenses, and attorneys' fees in connection with the enforcement of rights to indemnification granted herein. Any person who at any time after the adoption of this bylaw serves or has served in either of the aforesaid capacities for or on behalf of the corporation shall be deemed to be doing or to have done so in reliance upon and as consideration for the right of indemnification provided herein. Such right shall inure to the benefit of the legal representatives of any such person and shall not be exclusive of any other right to which such person may be entitled apart from the provisions of this bylaw.


Section 2.     Advance Payment of Expenses:   Expenses incurred by a Director,
               officer, employee, or agent in defending a civil or criminal action, suit, or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case or as authorized or required under any charter or bylaw provision or by any applicable resolution or contract upon receipt of an undertaking by or on behalf of the Director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation against such expenses.

               Notwithstanding the provisions of the preceding paragraph, the corporation shall, upon receipt of an undertaking by or on behalf of the Director or officer involved to repay the expenses described in Article VI, Section 1, Paragraph 2 unless it shall ultimately be determined that he is entitled to be indemnified by the corporation against such expenses, pay expenses incurred by such Director or officer in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding.

Section 3.     Insurance:   The corporation shall have the power to purchase
               and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a trustee or administrator under an employee benefit plan against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability.

                                  ARTICLE VII.

                                    OFFICERS

Section 1. Number: The officers of the corporation may consist of a Chairman of the Board, a President, a Secretary, a Treasurer, and such Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers as the Board of Directors may from time to time elect to the extent provided or allowable by the laws of the state of North Carolina. Any two or more offices may be held by the same person, except the offices of President and Secretary.

Section 2. Election and Term: The officers of the corporation shall be selected by the Board of Directors. Such elections may be held at any regular or special meeting of the Board. Each officer shall hold office for a period of one year or until his death, resignation, retirement, removal, disqualification, or his successor is elected and qualifies.

Section 3. Removal: Any officer or agent elected or appointed by the Board of Directors may be removed by the Board with or without cause; but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

Section 4. Chairman of the Board: The Chairman of the Board shall preside at all meetings of the Board of Directors at which he shall be present, and shall have such other powers and duties as he shall be called upon to perform by the Board of Directors.

Section 5. President: The President shall be the principal executive officer of the corporation and, subject to the control of the Board of Directors, shall supervise and control the management of the corporation in accordance with these bylaws.

             He shall, when present, preside at all meetings of shareholders. He shall sign, with any other proper officer, certificates for shares of the corporation and any deeds, mortgages, bonds, contracts, or other instruments which may be lawfully executed on behalf of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be delegated by the Board of Directors to some other officer or agent; and, in general, he shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

Section 6. Vice Presidents: The Vice Presidents in the order of their election, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the President, perform the duties and exercise the powers of that office. In addition, they shall perform such other duties and have such other powers as the Board of Directors shall prescribe.

Section 7. Secretary: The Secretary shall keep a correct record of all the proceedings of the meetings of the shareholders and Directors. He shall attend to the giving of notices, have custody of the corporate seal, and affix it to all instruments required to be executed under seal as authorized by the Board of Directors. He shall perform such other duties as are incident to the office of Secretary, and shall have such other powers and duties as may be conferred upon him by the Board of Directors.

Section 8. Treasurer: The Treasurer shall have charge of all the moneys and securities belonging to the corporation. He shall deposit said property with such banks as the Board of Directors shall designate and in the name of the corporation. He shall keep a record of all receipts and disbursements, and shall have charge of all records of the corporation relating to its finances. He shall perform such other duties as are incident to the office of Treasurer, and shall have such other powers and duties as may be conferred upon him by the Board of Directors.

Section 9. Assistant Secretaries and Treasurers: The Assistant Secretaries and Assistant Treasurers shall, in the absence or disability of the Secretary or the Treasurer, respectively, perform the duties and exercise the powers of those offices, and they shall, in general, perform such other duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President or the Board of Directors.

Section 10. Bonds: The Board of Directors may by resolution require any or all officers, agents and employees of the corporation to give bond to the corporation, with sufficient sureties, conditioned on the faithful performance of the duties of their respective offices or positions, and to comply with such other conditions as may from time to time be required by the Board of Directors.

Section 11. Vacancies: A vacancy in any office because of the death, resignation, removal, disqualification, or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

                                 ARTICLE VIII.

                         CONTRACTS, CHECKS AND DEPOSITS

Section 1. Contracts: The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument on behalf of the corporation and such authority may be general or confined to specific instances.

Section 2. Checks and Drafts: All checks, drafts or other orders for the payment of money issued in the name of the corporation shall be signed by such officer or officers, agent or agents, of the corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

Section 3. Deposits: All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such depositories as the Board of Directors shall direct.

                                  ARTICLE IX.

                  CERTIFICATES FOR SHARES AND TRANSFER THEREOF

Section 1. Certificates for Shares: Certificates representing shares of the corporation shall be issued, in such form as the Board of Directors shall determine, to every shareholder for the fully paid shares owned by him. These certificates shall be signed by the President or any Vice President, and the Secretary, Assistant Secretary, Treasurer or Assistant Treasurer. They shall be consecutively numbered or otherwise identified; and the name and address of the persons to whom they are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation.

Section 2. TRANSFER OF SHARES: Transfer of shares shall be made on the stock transfer books of the corporation only upon surrender of the certificates for the shares sought to be transferred by the record holder thereof or by his duly authorized agent, transferee or legal representative. All certificates surrendered for transfer shall be canceled before new certificates for the transferred shares shall be issued.

Section 3. CLOSING TRANSFER BOOKS AND FIXING RECORD DATE: For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, fifty days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting.

               In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such record date in any case to be not more than fifty days and, in case of a meeting of shareholders, not less than ten days immediately preceding the date on which the particular action, requiring such determination of shareholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

Section 4. LOST CERTIFICATES: The Board of Directors may authorize the issuance of a new certificate in place of a certificate claimed to have been lost or destroyed, upon receipt of an affidavit of such fact from the person claiming the loss or destruction. When authorizing such issuance of a new certificate, the Board may require the claimant to give the corporation a bond in said sum as it may direct to indemnify the corporation against loss from any claim with respect to the certificate claimed to have been lost or destroyed; or the Board may, by resolution reciting that the circumstances justify such action, authorize the issuance of a new certificate without requiring such a bond.

                                   ARTICLE X.

                               GENERAL PROVISIONS

Section 1. Dividends: The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and by its charter.

Section 2. Seal: The seal shall be in the form of a circle with the name of the corporation and N.C. on the circumference and the word "SEAL" in the center. Such seal may be an impression or stamp and may be used by the officers of the corporation by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 3. Waiver of Notice: Whenever any notice is required to be given to any shareholder or Director under the provisions of the North Carolina Business Corporation Act or under the provisions of the charter or bylaws of this corporation, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.

Section 4. Fiscal Year: The fiscal year of the corporation shall be a year ending December 31.

Section 5. Amendments: Except as otherwise provided herein, these bylaws may be amended or repealed and new bylaws may be adopted by the affirmative vote of a majority of the Directors then holding office at any regular or special meeting of the Board of Directors.

               The Board of Directors shall have no power to adopt a bylaw: (1) requiring more than a majority of the voting shares for a quorum at a meeting of shareholders or more than a majority of the votes cast to constitute action of the shareholders, except where higher percentages are required by law; and (2) providing for the management of the corporation other than by the Board of Directors or a committee thereof.

               No bylaw adopted or amended by the shareholders shall be altered or repealed by the Board of Directors.

               No alteration, amendment or rescission of a bylaw shall be voted upon unless notice thereof has been given in the notice of the meeting or unless all of the Directors of the corporation execute a written waiver of notice stating that action upon the bylaws is to be taken at the meeting, and the original of such waiver shall be recorded in the Corporate Minute Book.

                                   BYLAWS OF

                           WHITWORTH MANAGEMENT, INC.

                                   ARTICLE I
                                    OFFICES


     Section 1. The principal office shall be in the City of Reno, County of Washoe, State of Nevada.

     Section 2. The corporation may also have offices at such other places as the Board of Directors may from time to time determine or the business of the corporation may require.


                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

     Section 1. All annual meetings of the stockholders shall be at the call of the Directors. Special meetings of the stockholders may be held at such place as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.

     Section 2. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the president, and shall be called by the president or secretary at the request in writing of stockholders owning a majority of the entire stock of the corporation issued and outstanding, and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

     Section 3. Written notice of the annual meeting and of all special meetings of the stockholders, signed by the president or a vice president, or the secretary or an assistant secretary, stating the purpose or purposes for which the meeting is called and the time when and the place where it is to be held shall either be delivered personally or shall be mailed to each stockholder of record entitled to vote thereat not less than ten nor more than sixty days prior to the meeting, and if mailed it shall be directed to any such stockholder at his address as it appears on the records of the corporation.

     Section 4. Business transacted at all special meetings shall be confined to the objects stated in the call.

     Section 5. The holders of a majority of the stock issued and outstanding, and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute, by the Articles of Incorporation or by these Bylaws. If, however, such quorum shall not be present or represented by proxy, at any meeting of the stockholders, the stockholders entitle to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

     Section 6. When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Articles of Incorporation or of these Bylaws, a different vote is required in which case such express provision shall govern and control the decision of such question.

     Section 7. At each meeting of the stockholders, every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder or by his duly authorized attorney. Each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the corporation on the date of closing the books of the corporation against transfers of stock or on the record date fixed for the determination of stockholders entitled to vote at such meeting or, if the books be not closed or a record date fixed, then on the date of such meeting. All questions shall be decided by a plurality vote.


                                  ARTICLE III
                                   DIRECTORS

     Section 1. The number of directors which shall constitute the whole board shall be one. The number of directors may from time to time be increased to not more than nine or decreased to not less than one by amending this section of the Bylaws. Directors need not be stockholders. They shall be elected at the annual meeting of the stockholders, and each director shall be elected to serve until his successor shall be elected and shall qualify.

     Section 2. The directors may hold their meetings and have one or more offices inside or outside Nevada at such places as they may from time to time determine. The original or duplicate stock ledger or a statement setting out the name and address of the custodian thereof shall be kept at the principal office in Nevada.

     Section 3. Vacancies in the Board of Directors may be filled by a majority vote of the remaining directors, though less than a quorum, and each director so elected shall hold office for the unexpired term in respect to which such vacancy occurred or until the next annual election of directors.

     Section 4. The property and business of the corporation shall be managed by its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockbrokers.

                       MEETINGS OF THE BOARD OF DIRECTORS

     Section 5. The first meeting of each newly elected Board shall be held at such time and place either within or without the State of Nevada, as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order to legally constitute the meeting, provided a quorum shall be present or they may meet at such place and time as shall be fixed by the consent in writing of all the directors.

     Section 6. Regular meetings of the Board of Directors may be held without notice at such time and place either within or without the State of Nevada as shall from time to time be determined by the Board.

     Section 7. Special meetings of the Board of Directors may be called by the president on three days notice to each director, either personally or by mail or by telegram; special meetings shall be called by the president or secretary in like manner and on like notice on the written consent of two directors.

     Section 8. A majority of the directors at a meeting duly assembled shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Articles of Incorporation or by these Bylaws. Any action of a majority, although not at a regularly called meeting, and the record thereof, if assented to in writing by all of the other members of the board, shall be as valid and effective in all respects as if passed by the board in regular meeting. The Directors may act in lieu of a meeting by written resolutions.

                            COMMITTEES OF DIRECTORS

     Section 9. The Board of Directors may, by resolution or resolutions passed by a majority of the whole board, designate one or more committees, each committee to consist of two or more of the directors of the corporation, which, to the extent provided in said resolution or resolutions, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation, and may have power to authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

     Section 10. The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.

                           COMPENSATION OF DIRECTORS

     Section 11. Directors, as such shall not receive any stated salary for their services, but by resolution of the board, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the board; provided, however, that nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

     Section 12. Members of special or standing committees may be allowed like compensation for attending committee meetings.

     Section 13. Any director may be removed from office by the vote or written consent of stockholders representing not less than two-thirds of the issued and outstanding capital stock having voting power, and his successor may be elected at the same meeting. No director shall be removed from office except upon the vote or written consent of stockholders owing sufficient shares to have prevented his election to office in the first instance.

                                   ARTICLE IV
                                    NOTICES

     Section 1. Whenever under the provisions of the statutes or of the Articles of Incorporation or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder at such address as appears on the books of the corporation, and such notice shall be deemed to be given at the time when the same shall be thus mailed.

     Section 2. Whenever all parties entitled to vote at any meeting, whether of directors or stockholders, consent, either by a writing on the records of the meeting or filed with the secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the actions taken at such meeting shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or such consent, provided a quorum was present at such meeting, the proceedings of such meeting may be ratified and approved and rendered valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote thereat. Such consent or approval, if given by stockholders, may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

     Section 3. Whenever any notice whatsoever is required to be given under the provisions of the statute, of the Articles of Incorporation or of these Bylaws, a waiver thereof in writing signed by the person entitled to said notice either before or after the time stated therein, shall be deemed equivalent thereto.


                                   ARTICLE V
                                    OFFICERS

     Section 1. The officers of the corporation shall be chosen by the directors and shall be a president, a vice president, a secretary, and a treasurer. Any two offices, except the offices of president and vice president, may be held by the same person.

     Section 2. The Board of Directors, at its first meeting after each annual meeting of stockholders, shall choose a president from its members, and shall choose a vice president, a secretary and a treasurer, none of whom need be a member of the board.

     Section 3. The board may appoint additional vice presidents, and assistant secretaries and assistant treasurers and such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

     Section 4. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors.

     Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify in their stead. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board by the affirmative vote of a majority of the whole board of directors. If the office of any officer becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.

                                 THE PRESIDENT

     Section 6. The president shall be the chief executive officer of the corporation; he shall preside at all meetings of the stockholders and directors, shall be ex officio a member of all standing committees, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board are carried into effect.

     Section 7. He shall, execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

                                 VICE PRESIDENT

     Section 8. The vice president shall, in the absence or disability of the president, perform the duties and exercise the powers of president, and shall perform such other duties as the Board of Directors shall prescribe.

                                 THE SECRETARY

     Section 9. The secretary shall attend all sessions of the board and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for the standing [ILLEGIBLE COPY], notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or president, under whose supervision he shall be. He shall keep in safe custody the seal of the corporation, and when authorized by the Board of Directors, affix the same to any instrument requiring a seal, and when so affixed, it shall be attested by his signature or by the signature of the treasurer or an assistant secretary.


                                 THE TREASURER

     Section 10. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.

     Section 11. He shall disburse the funds of the corporation as may be ordered by the board, taking proper vouchers for such disbursements, and shall render to the president and directors, at the regular meetings of the board, or whenever they may require it, an account of all his transactions as treasurer and of the financial condition of the corporation.

     Section 12. If required by the Board of Directors, he shall give the corporation a bond in such sum, and with such surety or sureties as shall be satisfactory to the board, for the faithful performance of the duties of his office, and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.


                                   ARTICLE VI
                             CERTIFICATES OF STOCK

     Section 1. Certificates of stock of the corporation shall be in such form not inconsistent with the Articles of Incorporation as shall be approved by the Board of Directors, shall be issued under the seal of the corporation and shall be numbered and shall be entered in the books of the corporation as they are issued. They shall exhibit the holder's name and the number of shares owned by him and shall be signed by the president or vice president and the secretary or an assistant secretary or the treasurer or an assistant treasurer. If any stock certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk and a registrar, a facsimile of the signatures of the said officers may be printed or lithographed upon such certificates and the stock certificates shall set forth the designations, preferences and relative, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights.


                               TRANSFERS OF STOCK

     Section 2. Upon surrender to the corporation or the transfer agent of the corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the older certificate and record the transaction upon its books.


                           CLOSING OF TRANSFER BOOKS

     Section 3. The directors may prescribe a period not exceeding forty days prior to any meeting of the stockholders or prior to the day appointed for the payment of dividends during which no transfer of stock on the books of the corporation may be made, or may fix a day not more than forty days prior to the holding of any such meeting or the date for the payment of any such dividend as the day as of which stockholders entitled to notice of and to vote at such meeting and entitled to receive payment of such dividend shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting or to receive payment of such dividend.

                            REGISTERED STOCKHOLDERS

     Section 4. The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder-in-fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided by the laws of Nevada.


                               LOST CERTIFICATES

     Section 5. The Board of Directors may direct a new certificate or certificates of stock to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion, as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

                                  ARTICLE VII
                               GENERAL PROVISIONS

                                   DIVIDENDS

     Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the Articles of Incorporation, if any relate thereto, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

     Section 2. Before payment of any dividend or making any distribution of profits, there may be set aside out of the funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interests of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.


                                     CHECKS

     Section 3. All checks or demands for money and notes of the corporation shall be signed by such officer or officers as the Board of Directors may from time to time designate.


                                  FISCAL YEAR

     Section 4. The fiscal year shall begin the first day of July of each year.


                                      SEAL

     Section 5. The corporate seal shall have inscribed thereon the name of the corporation, the date of its incorporation and the words "Corporate Seal, Nevada."

                                INDEMNIFICATION

     Section 6. The corporation to the full extent of its power to do so shall indemnify all directors, officers, employees and/or agents in accordance with the provisions of Section 78.751 of the Nevada Revised Statutes or any successor supplemented or similar Nevada law. Further, the corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise as a director, officer, employee or agent against any liability asserted against him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of Nevada law.


                                  ARTICLE VIII
                                   AMENDMENTS

     Section 1. These Bylaws may be altered or amended at any regular meeting of the stockholders or at any special meeting of the stockholders at which a quorum is present or represented, if notice of the proposed alteration or amendment be contained in the notice of such meeting, by the affirmative vote of a majority of the stock issued and outstanding entitled to vote at such meeting and present and represented thereat, or by the affirmative vote of a majority of the board or at any special meeting of the board if notice of the proposed alteration or amendment be contained in the notice of such special meeting.

     I SARAH SMITHSON, the undersigned, being the Secretary of WHITWORTH MANAGEMENT, INC., DO HEREBY CERTIFY the foregoing to be the Bylaws of said corporation, as adopted at a meeting of the directors held on the 8th day of February, 1988.


                                      /s/ Sarah Smithson
                                      ------------------------------------------
                                      Secretary



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